Filed pursuant to Rule 497(b)
File No. 333-267727

GOLDMAN SACHS DEFENSIVE EQUITY FUND

a series of

GOLDMAN SACHS TRUST

71 South Wacker Drive

Chicago, Illinois 60606

November 8, 2022

Dear Shareholder:

You are cordially invited to attend a Special Meeting of Shareholders (the “Meeting”) of the Goldman Sachs Defensive Equity Fund (the “Acquired Fund”), a series of the Goldman Sachs Trust (the “Acquired Fund Trust”), to be held on January 6, 2023, at 10:00 am (Eastern time). The Meeting will be conducted as a virtual meeting hosted by means of a live webcast. The Board of Trustees of the Acquired Fund Trust (the “Acquired Fund Trust Board”) has implemented a virtual meeting format primarily to reflect our and global concerns regarding the spread of COVID-19. Shareholders will be able to listen, vote, and submit questions from their home or any location with internet connectivity.

You or your proxyholder will be able to attend the Meeting online, vote and submit questions by visiting https://www.viewproxy.com/goldmansachs/broadridgevsm/ and using a control number assigned by Broadridge Financial Solutions, Inc. To register and receive access to the virtual meeting, you will need to follow the instructions provided in the Notice of Special Meeting and Combined Proxy Statement/Prospectus (“Proxy Statement/Prospectus”) that follow.

At this important meeting, you will be asked to consider and act upon the following proposal(s). Each proposal is to be voted upon only by the Shareholders of the Acquired Fund.

Proposal 1.	To approve an Agreement and Plan of Reorganization and Liquidation (the “Plan”) providing for the transfer of the assets of the Acquired Fund to the Goldman Sachs Defensive Equity ETF (the “Acquiring Fund”), a series of the Goldman Sachs ETF Trust (the “Acquiring Fund Trust”), in exchange for the assumption of the Acquired Fund’s liabilities by the Acquiring Fund and shares of the Acquiring Fund, followed by the complete liquidation of the Acquired Fund, as described more fully in the Plan.

Proposal 2.	To transact such other business as may properly come before the Meeting or any postponement or adjournment thereof.

A formal Notice of Special Meeting and Proxy Statement/Prospectus setting forth in detail the matters to come before the Meeting are attached to this letter, and a proxy card is enclosed for your use. You should read the Proxy Statement/Prospectus carefully.

WHETHER OR NOT YOU PLAN TO BE PRESENT AT THE MEETING, YOUR VOTE IS VERY IMPORTANT. The Acquired Fund Trust Board unanimously recommends that you vote “FOR” Proposal 1. However, before you vote, please read the Proxy Statement/Prospectus for a complete description of the Proposal. If you do not plan to be present at the Meeting, you can vote by signing, dating and returning the enclosed proxy card promptly or by using the Internet or telephone voting options as described on your proxy card. If you have any questions regarding the proxy materials, please contact GSAM Shareholder Services at 1-800-621-2550. Your prompt response will help reduce proxy costs and will also mean that you can avoid receiving follow-up phone calls or mailings.

Sincerely,

James A. McNamara

President

PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY

CARD IN THE ENCLOSED ENVELOPE OR USE THE INTERNET OR TELEPHONE VOTING OPTIONS TO CAST YOUR VOTE AS SOON AS POSSIBLE TO ENSURE A QUORUM FOR THE MEETING. YOUR VOTE IS IMPORTANT. THANK YOU IN ADVANCE FOR YOUR VOTE AND CONTINUED SUPPORT.

GOLDMAN SACHS DEFENSIVE EQUITY FUND

a series of

GOLDMAN SACHS TRUST

71 South Wacker Drive

Chicago, Illinois 60606

NOTICE OF SPECIAL MEETING

To Be Held On January 6, 2023

November 8, 2022

Dear Shareholder,

A Special Meeting of Shareholders (the “Meeting”) of the Goldman Sachs Defensive Equity Fund (the “Acquired Fund”), a series of the Goldman Sachs Trust (the “Acquired Fund Trust”), will be held virtually on January 6, 2023, at 10:00 am (Eastern time), by means of a live webcast, for the purposes set forth below. Each proposal is to be voted upon only by the Shareholders of the Acquired Fund.

Proposal 1.	To approve an Agreement and Plan of Reorganization and Liquidation (the “Plan”) providing for the transfer of the assets of the Acquired Fund to the Goldman Sachs Defensive Equity ETF (the “Acquiring Fund”), a series of the Goldman Sachs ETF Trust (the “Acquiring Fund Trust”), in exchange for the assumption of the Acquired Fund’s liabilities by the Acquiring Fund and shares of the Acquiring Fund, followed by the complete liquidation of the Acquired Fund, as described more fully in the Plan.

Proposal 2.	To transact such other business as may properly come before the Meeting or any postponement or adjournment thereof.

You will be able to attend the Meeting online, submit your questions during the Meeting and vote your shares electronically. To participate in the Meeting, Shareholders must register in advance by visiting https://www.viewproxy.com/goldmansachs/broadridgevsm/ and submitting the required information to Broadridge Financial Solutions, Inc. (“Broadridge”), the Acquired Fund’s proxy tabulator.

Shareholders whose shares are registered directly with the Acquired Fund in the Shareholder’s name will be asked to submit their name and control number found on the Shareholder’s proxy card in order to register to participate in and vote at the Meeting. Shareholders whose shares are held by a broker, bank or other nominee must first obtain a “legal proxy” from the applicable nominee/record holder, who will then provide the Shareholder with a newly-issued control number. We note that obtaining a legal proxy may take several days. Requests for registration should be received no later than 5:00 p.m., Eastern Time, on January 5, 2023, but in any event must be received by the scheduled time for commencement of the Meeting. Once Shareholders have obtained a new control number, they must visit https://www.viewproxy.com/goldmansachs/broadridgevsm/ and submit their name and newly issued control number in order to register to participate in and vote at the Meeting.

After Shareholders have submitted their registration information, they will receive an email from Broadridge that confirms that their registration request has been received and is under review by Broadridge.

Once a Shareholder’s registration request has been accepted, the Shareholder will receive (i) an email containing an event link and dial-in information to attend the Meeting, and (ii) an email with a password to enter at the event link in order to access the Meeting. Shareholders may vote before or during the Meeting at https://www.viewproxy.com/goldmansachs/broadridgevsm/. Only Shareholders of the Acquired Fund present virtually or by proxy will be able to vote, or otherwise exercise the powers of a Shareholder, at the Meeting.

The Meeting webcast will begin promptly at 10:00 am (Eastern time). We encourage you to access the Meeting prior to the start time. For additional information on how you can attend and participate in the virtual Meeting, please see the instructions beginning on page v of the Combined Proxy Statement/Prospectus (“Proxy Statement/Prospectus”) that follows. Because the Meeting will be a completely virtual meeting, there will be no physical location for Shareholders to attend.

The matters referred to above are discussed in the Proxy Statement/Prospectus attached to this Notice. Shareholders of record at the close of business on November 4, 2022, the record date for the Meeting, are entitled to receive notice of and to vote at the Meeting and at any postponements or adjournments thereof. If you will not be present at the Meeting, we urge you to sign, date and promptly return the enclosed proxy card in the envelope provided, which is addressed for your convenience and needs no postage if mailed in the United States. You may also vote easily and quickly by Internet or by telephone. In order to avoid the additional expense of further solicitation, we ask your cooperation in returning your proxy promptly.

By Order of the Board of Trustees

of Goldman Sachs Trust,

Caroline Kraus

Secretary

Important Information to Help You Understand and Vote on the Proposal – Questions and Answers

The following questions and answers provide an overview of the matters on which you are being asked to vote. The accompanying Proxy Statement/Prospectus contains more detailed information about each proposal, and we encourage you to read it in its entirety before voting. Your vote is important.

Q: What is the purpose of this proxy solicitation?

A: The purpose of this proxy solicitation is to ask the Shareholders of the Goldman Sachs Defensive Equity Fund (the “Acquired Fund”), a series of the Goldman Sachs Trust (the “Acquired Fund Trust”), to approve an Agreement and Plan of Reorganization and Liquidation (the “Plan”) providing for the transfer of the assets of the Acquired Fund to the Goldman Sachs Defensive Equity ETF (the “Acquiring Fund” and together with the Acquired Fund, the “Funds”), a series of the Goldman Sachs ETF Trust (the “Acquiring Fund Trust”), in exchange for the assumption of the Acquired Fund’s liabilities by the Acquiring Fund and shares of the Acquiring Fund, followed by the complete liquidation of the Acquired Fund, as described more fully in the Plan (the “Reorganization”).

The Acquired Fund currently operates as an open-end mutual fund. The Acquired Fund will be reorganized into an exchange-traded fund (“ETF”) through the Reorganization of the Acquired Fund into the Acquiring Fund. The Acquired Fund and the Acquiring Fund have identical investment objectives and fundamental investment policies and have substantially similar investment strategies.

The Reorganization will be accomplished in accordance with the Plan. The Plan provides for the transfer of all of the assets and liabilities of the Acquired Fund to the Acquiring Fund in exchange for shares of the Acquiring Fund having an aggregate net asset value (“NAV”) equal to the aggregate NAV of the Acquired Fund followed immediately by the distribution by the Acquired Fund to its shareholders of the portion of shares of the Acquiring Fund to which the shareholder is entitled, except as noted below.

If you remain a shareholder of the Acquired Fund on the Closing Date of the Reorganization, as defined below, you will receive shares of the Acquiring Fund and, in some cases, cash that combined with the shares have the same value as your shares of the Acquired Fund on that date. Shares of the Acquiring Fund are not issued in fractional shares, so cash will be paid to some shareholders in lieu of fractional shares of the Acquiring Fund, which cash payment may be taxable. If you do not hold your shares of the Acquired Fund through a brokerage account that can accept shares of the Acquiring Fund on the Closing Date of the Reorganization, your shares will be held by a stock transfer agent, if applicable, until a brokerage account is identified or the account is converted to cash (subject to applicable federal or state laws concerning unclaimed property). If you hold your shares of the Acquired Fund through a fund direct individual retirement account (“IRA”) and do not take action prior to the Reorganization, your Acquired Fund shares will be exchanged for Class A Shares of Goldman Sachs Financial Square Government Fund equal in value to the NAV of your Acquired Fund shares.

If you are unsure about the ability of your account to accept shares of the Acquiring Fund, please contact your financial advisor or other financial intermediary. For investors that hold their accounts through the transfer agent, please call 1-800-621-2550 for Institutional Shares and 1-800-526-7384 for Class A and Class C Shares.

QUESTIONS SPECIFIC TO PROPOSAL 1 — TO APPROVE THE PLAN RELATING TO THE REORGANIZATION OF THE ACQUIRED FUND INTO THE ACQUIRING FUND.

Q. Am I Being Asked to Vote on the Reorganization?

A. Yes. The Reorganization is subject to shareholder approval.

Q: Why am I being asked to approve the Plan relating to the reorganization of the Acquired Fund into the Acquiring Fund?

A: The Reorganization was recommended by the Funds’ investment adviser, Goldman Sachs Asset Management, L.P. (“GSAM”), because it believes the investment strategy of the Acquired Fund would be better positioned in an ETF format.

The Board of Trustees of the Acquired Fund (the “Acquired Fund Trust Board”), after careful consideration, unanimously approved the Plan. After considering the recommendation of the Investment Adviser, the Acquired Fund Trust Board, including all of the Independent Trustees (i.e., Trustees who are not “interested persons” of the Acquired Fund as defined in the Investment Company Act of 1940 (the “1940 Act”)), concluded that: (i) the Reorganization is in the best interests of the Acquired Fund; and (ii) the interests of the shareholders of the Acquired Fund will not be diluted as a result of the Reorganization.

Q. When is the Reorganization expected to occur?

A. The Meeting is scheduled to occur on January 6, 2023. If all necessary approvals are obtained, the proposed Reorganization will likely take place in the first quarter of 2023, and is currently scheduled to take place upon the close of business (4:00 pm Eastern Time) on January 20, 2023 (the “Closing Date”).

The Closing Date may be delayed. The Acquired Fund will publicly disclose any changes to the Closing Date.

Q. What are the differences between an ETF and a mutual fund?

A. ETFs are structurally different from mutual funds in several important aspects:

•	A mutual fund may offer multiple share classes with different sales charges, expenses, and/or minimum investments. An ETF will not issue multiple classes of shares.

•

A mutual fund investor may purchase and redeem shares directly from the mutual fund (through a distributor or a financial intermediary). Most ETF investors will buy and sell shares in secondary market transactions through brokers.

•

A mutual fund will accept purchase and redemption orders from any shareholders on days that the mutual fund is open for business, and those orders will be effected at that day’s NAV. An ETF will issue or redeem shares at its NAV per share only in one or more groupings of a large specified number of shares called a “Creation Unit,” on days that the ETF is open for business. Only an ETF’s “authorized participants” are permitted to engage in creation or redemption transactions directly with the ETF. All other shareholders will buy and sell shares of the ETF on an exchange at market price.

As a result of these structural differences, there are certain benefits associated with the ETF structure, such as secondary market liquidity, increased transparency, and the potential for increased tax efficiency. There are, however, certain risks associated with the ETF structure, including the risk that shares of an ETF will trade at market prices that are above (premium) or below (discount) NAV, or that an ETF’s “authorized participants” will not engage in creation or redemption transactions which could cause the Acquiring Fund’s shares to trade at a discount to NAV and possibly face trading halts and/or delisting.

Q. Will the fees and expenses of the Acquiring Fund be lower than the fees and expenses of the Acquired Fund?

A. Yes. Following the Reorganization, the Acquiring Fund is expected to have a lower net expense ratio than each share class of the Acquired Fund. Although the Acquiring Fund has a slightly higher management fee than the Acquired Fund, the Acquiring Fund employs a unitary fee structure pursuant to which GSAM bears all operating expenses of the Fund, subject to limited exceptions.

Q. Are there other benefits that I will experience as a shareholder of the Acquiring Fund?

A. Yes. In addition to lower net expenses, as a shareholder of the Acquiring Fund you will also benefit from additional trading flexibility, increased transparency, and the potential for enhanced tax efficiency.

•

Additional Trading Flexibility. As a shareholder of the Acquired Fund you can only purchase or redeem your shares of the Acquired Fund at a price based on the Acquired Fund’s NAV that is next calculated after your order is received by the Acquired Fund. This NAV is calculated once per business day. As a shareholder of the Acquiring Fund, however, you will be able to purchase and sell shares of the Acquiring Fund throughout a trading day on the secondary market. These trades will occur at market prices, which may be higher or lower than the Acquiring Fund’s NAV. This intraday liquidity will give you the opportunity to act on purchase and sale decisions immediately, rather than waiting to transact at the Acquiring Fund’s NAV.

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Increased Transparency. Currently, the Acquired Fund only provides periodic disclosure of its complete portfolio holdings. Following the Reorganization, however, the Acquiring Fund will make its complete portfolio holdings public each business day. This holdings information, along with other information about the Acquiring Fund, will be found on the Acquiring Fund’s website at gsamfunds.com/ETFfunds.

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Enhanced Tax Efficiency. Shareholders of the Acquired Fund also are expected to benefit from the potential for greater tax efficiency with the ETF structure. While the tax treatment of ETFs and mutual funds is the same, the mechanics of the creation and redemption process for ETFs allows ETFs to acquire securities in-kind and redeem securities in-kind, which generally allows shareholders of an ETF to defer the realization of capital gains as the result of the ETF’s portfolio transactions. In contrast, when portfolio securities are sold within a mutual fund (either to rebalance the mutual fund’s holdings or to raise cash for redemptions), the sale can create capital gains within the mutual fund that impact all taxable shareholders of the mutual fund.

Q. Will I be subject to comparable investment risks as a shareholder of the Acquiring Fund?

A. Yes. As noted above, the Acquired Fund and the Acquiring Fund have identical investment objectives and fundamental investment policies and have substantially similar investment strategies. Therefore, the Acquiring Fund will be subject to substantially similar investment risks as their corresponding Acquired Fund.

For additional discussion of these and other risk factors, please see the section entitled “Comparison of Principal Investment Risks of Investing in the Funds.”

Q. Will I be subject to comparable structural risks as a shareholder of the Acquiring Fund?

A. As a shareholder of the Acquiring Fund, you will be subject to risks related to the Acquiring Fund’s ETF structure. For example, you will be subject to the risk that shares of the Acquiring Fund will trade at market prices that are above (premium) or below (discount) the Acquiring Fund’s NAV. You will also be subject to the risk that the Acquiring Fund’s “authorized participants,” which are the only entities that are permitted to engage in creation or redemption transactions directly with the Acquiring Fund, do not engage in such transactions, which could cause the Acquiring Fund’s shares to trade at a discount to NAV and possibly face trading halts and/or delisting.

For additional discussion of these and other risk factors, please see the section entitled “Comparison of Principal Investment Risks of Investing in the Funds.”

Q. Is there anything else that will be different once I am a shareholder of the Acquiring Fund?

A. Yes. As a shareholder of the Acquired Fund, you can only purchase or redeem your shares of the Acquired Fund at a price based on the Acquired Fund’s NAV that is next calculated after your order is received by the Acquired Fund, subject to any applicable sales charges and fees.

v

Individual Acquiring Fund shares may only be purchased and sold on the secondary market through a broker at market prices. When you buy or sell shares of the Acquiring Fund through a broker, you may incur a brokerage commission or other charges imposed by the broker.

In addition, the Acquired Fund operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of shares representing interests in the same investment portfolio, but with different availability and eligibility criteria, sales charges, expenses, dividends and distributions. In contrast, the Acquiring Fund, by virtue of operating in an ETF structure, will not issue multiple classes of shares. Unlike shareholders of the Acquired Fund, shareholders of the Acquiring Fund will not own a particular class of shares.

Q. Will the Acquired Fund or Acquiring Fund charge shareholders any sales charges (loads), commissions, or other similar fees in connection with the Reorganization?

A. No. Neither the Acquired Fund nor the Acquiring Fund will charge shareholders any sales charges (loads), commissions, or other similar fees in connection with the Reorganization.

Q. Who will pay the costs in connection with the Reorganization?

A. GSAM will pay for the costs incurred by the Funds associated with the Reorganization (including the legal costs associated with the Reorganization), but will not pay any brokerage fees and expenses incurred by the Funds related to the disposition and acquisition of assets as part of the Reorganization. Brokerage fees and expenses related to the disposition and acquisition of assets will be borne by the Funds.

Q. Will the Reorganization result in any federal tax liability to me?

A. The Reorganization is intended to be treated as a tax-free reorganization for U.S. federal income tax purposes, except with respect to cash received by shareholders. If the Reorganization qualifies for tax-free treatment, Acquired Fund shareholders would recognize no gain or loss for U.S. federal income tax purposes upon the exchange of Acquired Fund shares for Acquiring Fund shares pursuant to the Reorganization (except with respect to cash received).

Different tax considerations apply to you if you hold your shares of the Acquired Fund through a fund direct IRA and exchange your Acquired Fund shares for Class A Shares of Goldman Sachs Financial Square Government Fund. In addition, as described above, you may also experience tax consequences if your Acquiring Fund Shares are transferred into a brokerage account and converted to cash after a year of the date of the Reorganization because you did not hold your shares of the Acquired Fund through a brokerage account that can accept shares of the Acquiring Fund.

Shareholders should consult their tax advisors about possible state and local tax consequences of the Reorganization, if any, because the information about tax consequences in this document relates to the federal income tax consequences of the Reorganization only.

Q. Can I purchase, redeem, or exchange shares of the Acquired Fund before the Reorganization takes place?

A. Yes. Purchase orders, exchange orders, and redemption orders must be received by the Acquired Fund by the dates indicated below:

Acquired Fund Shares	Final Date to Purchase Acquired Fund Shares or Exchange Shares of Another Goldman Sachs Mutual Fund for Acquired Fund Shares	Final Date to Redeem Acquired Fund Shares or Exchange Acquired Fund Shares for Shares of Another Goldman Sachs Mutual Fund
Class A	Closed to new investments September 21, 2022	January 17, 2023
Class C	Closed to new investments September 21, 2022	January 17, 2023
Institutional	January 19, 2023	January 19, 2023

In anticipation of the Reorganization, Class A Shares and Class C Shares will be converted to Institutional Shares on or about January 17, 2023. If you hold your shares of the Acquired Fund through a fund direct IRA, your Acquired Fund Shares will initially be converted to Institutional Shares. On the Closing Date, your Institutional Shares will be converted to Class A Shares of the Goldman Sachs Financial Square Government Fund equal in value to the NAV of your Acquired Fund shares.

These dates may change if the Closing Date of the Reorganization changes. Any changes to the Closing Date of the Reorganization will be communicated to shareholders.

If you redeem or exchange your Acquired Fund shares, you will recognize a taxable gain or loss based on the difference between your tax basis in the shares and the amount you receive for them, if the Acquired Fund shares are held in a taxable account.

Q. How will the Reorganization affect me as a shareholder? What do I need to do to prepare for the Reorganization?

A. If the Reorganization is consummated, you will cease to be a shareholder of the Acquired Fund. It is important for you to determine whether you hold your shares of the Acquired Fund in the type of account that can accommodate the receipt of the Acquiring Fund shares that will be received in the Reorganization. If you hold your shares of the Acquired Fund in an account directly with the Acquired Fund at the Acquired Fund’s transfer agent or in a brokerage account with a financial intermediary that only allows you to hold mutual fund shares, you will need to set up a brokerage account that allows investment in ETF shares if the Reorganization is approved and you elect to participate in the Reorganization.

•

Brokerage Account. If you hold your shares of the Acquired Fund through a brokerage account that can accept shares of an ETF on the Closing Date of the Reorganization, you will automatically become a shareholder of the Acquiring Fund. No further action is required. As described in more detail above, upon completion of the Reorganization, you will receive shares of the Acquiring Fund and, in some cases, cash having an aggregate NAV equal to the aggregate NAV of the shares of the Acquired Fund you owned on the Closing Date of the Reorganization. Shares of the Acquiring Fund are not issued in fractional shares. As a result, cash will be paid to shareholders in lieu of fractional shares, which may be taxable.

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Non-Accommodating Brokerage Accounts. If your shares are held in an account that cannot accept ETF shares, you will need to contact your financial intermediary to set up a brokerage account that permits investment in ETF shares. If such a change is not made before the Reorganization, the Acquiring Fund Shares received by you in the Reorganization will be held by a stock transfer agent, if applicable, until a brokerage account is identified into which the stock transfer agent can transfer the shares. As planned, if the Acquiring Fund Shares are not transferred into a brokerage account within a year of the date of the Reorganization, the Acquiring Fund Shares will be converted to cash and the cash proceeds will be sent to the accountholder of record (subject to applicable federal or state laws concerning unclaimed property). The conversion of Acquiring Fund Shares to cash may be subject to fees and expenses and will likely be a taxable event for shareholders who hold their shares in a taxable account.

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Non-Accommodating Retirement Accounts. If you hold your shares of an Acquired Fund through an IRA or group retirement plan whose plan sponsor does not have the ability to hold shares of ETFs on its platform, you may need to redeem your shares prior to the Reorganization or your financial intermediary may transfer your investment in the Acquired Fund to a different investment option prior to the Reorganization.

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Fund Direct Accounts. If you hold your shares of the Acquired Fund in an account directly with the Acquired Fund at its transfer agent (a “fund direct account”), you should transfer your shares of the Acquired Fund to a brokerage account that can accept shares of the Acquiring Fund prior to the Reorganization. Transferring your shares from a fund direct account to a brokerage account that can accept shares of the Acquiring Fund should be a simple process. If you have a brokerage account or a relationship with a brokerage firm, please talk to your broker and inform the broker that you would like to transfer a mutual fund position that you hold directly with the Acquired Fund into your brokerage account. Also inform your broker that such an account will need to be set up to accept shares of an ETF, such as the Acquiring Fund. If you do not have a brokerage account or a relationship with a brokerage firm, you will need to open an account.

We suggest you provide your broker with a copy of your quarterly statement from the Acquired Fund. Your broker will require your account number with the Acquired Fund, which can be found on your statement. Your broker will help you complete a form to initiate the transfer. Once you sign that form, your broker will submit the form to the transfer agent directly, and the shares will be transferred into your brokerage account. The sooner you initiate the transfer, the better.

If such a change is not made before the Reorganization, the Acquiring Fund Shares received by you in the Reorganization will be held by a stock transfer agent, if applicable, until a brokerage account is identified into which the stock transfer agent can transfer the shares. As planned, if the Acquiring Fund Shares are not transferred into a brokerage account within a year of the date of the Reorganization, the Acquiring Fund Shares will be converted to cash and the cash proceeds will be sent to the accountholder of record (subject to applicable federal or state laws concerning unclaimed property). The conversion of Acquiring Fund Shares to cash may be subject to fees and expenses and will likely be a taxable event for shareholders who hold their shares in a taxable account.

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Fund Direct IRA. If you hold your shares of the Acquired Fund through a fund direct IRA and do not take action to transfer your investment in the Acquired Fund to a different investment option prior to the Reorganization, your Acquired Fund shares will be exchanged for Class A Shares of Goldman Sachs Financial Square Government Fund equal in value to the NAV of your Acquired Fund shares.

In some cases, the return of cash or the transfer of your investment may be subject to fees and expenses and may also be subject to tax. It may take time for you to receive your cash. Different tax considerations apply to you if you hold your shares of the Acquired Fund through a fund direct IRA and exchange your Acquired Fund shares for Class A Shares of Goldman Sachs Financial Square Government Fund. Please consult with your financial intermediary for more information on the impact that the Reorganization will have on you and your investments.

If you are unsure about the ability of your account to accept shares of the Acquiring Fund, please call 1-800-621-2550 for Institutional Shares and 1-800-526-7384 for Class A and Class C Shares or contact your financial advisor or other financial intermediary.

Other than the approval by the requisite vote of the Acquired Fund shareholders, no other action on the part of the Acquired Fund or its shareholders is required for shareholders that hold shares of the Acquired Fund through a brokerage account that can hold shares of the Acquiring Fund.

After the Reorganization, individual shares of the Acquiring Fund may only be purchased and sold in the secondary market. Shares of the Acquiring Fund will be listed on NYSE Arca, Inc. Shares of the Acquiring Fund may also be traded on other national securities exchanges, electronic crossing networks, and other alternative trading systems. Should you decide to purchase or sell shares of the Acquiring Fund after the Reorganization, you will need to place a trade through a broker who will execute your trade in the secondary market at prevailing market prices. Because the Acquiring Fund’s shares trade at market prices rather than at NAV, the Acquiring Fund’s shares may trade at a price less than (discount) or greater than (premium) the Acquiring Fund’s NAV. As with all transactions for ETFs, your broker may charge a commission for purchase and sale transactions.

Q. Will the Reorganization affect the way my investments are managed?

A. No. GSAM is the investment adviser to the Acquired Fund and will continue to serve as the investment adviser to the Acquiring Fund. The same individuals currently responsible for the day-to-day portfolio management of the Acquired Fund will continue to be responsible for the day-to-day portfolio management of the Acquiring Fund, with the addition of one portfolio manager from the ETF Portfolio Management Team. The Acquired Fund and the Acquiring Fund have identical investment objectives and fundamental investment policies and have substantially similar investment strategies.

Q. What if I do not want to own shares of the Acquiring Fund?

A. If you do not want to receive shares of the Acquiring Fund in connection with the Reorganization, you can exchange your Acquired Fund shares for shares of another Goldman Sachs mutual fund that is not participating in the Reorganization or redeem your Acquired Fund shares. Prior to doing so, however, you should consider the tax consequences associated with either action. Redemption of your Acquired Fund shares will be a taxable event if you hold your shares in a taxable account. The last date to redeem your shares or exchange them into another Goldman Sachs mutual fund prior to the Reorganization is January 19, 2023.

The date may change if the Closing Date of the Reorganization changes. Any changes to the Closing Date of the Reorganization will be communicated to shareholders. Regardless of whether you want to receive ETF shares of the Acquiring Fund in connection with the Reorganization, we encourage you to vote.

GENERAL QUESTIONS

Q: What is the Board’s recommendation?

A: The Acquired Fund Trust Board unanimously recommends that the Shareholders of the Acquired Fund vote “FOR” Proposal 1.

Q: What happens if the Shareholders of the Acquired Fund do not approve Proposal 1?

A: If the Acquired Fund’s Shareholders do not approve Proposal 1, the Acquired Fund Trust Board will consider additional actions as it deems necessary or appropriate in the best interests of the Acquired Fund’s Shareholders based on the facts and circumstances, which may include liquidating the Acquired Fund.

Q. Will my vote make a difference?

A. Yes! Your vote is needed to ensure that the Proposal can be acted upon. We encourage all Shareholders to participate in the governance of the Fund. Additionally, your immediate response on the enclosed proxy card, on the Internet or over the phone, each as discussed immediately below, will help save the costs of any further solicitations. Your vote is important!

Q: How can I vote?

A: Shareholders can vote in any one of four ways:

•	By mailing the enclosed proxy card after signing and dating;

•	Over the Internet by going to the website indicated on your proxy card;

•	By telephone, with a toll free call to the number on your proxy card; or

•	By attending the virtual Meeting and voting during the webcast.

We encourage you to vote over the Internet by going to the website provided on your enclosed proxy card, or by telephone by calling the toll-free number on your enclosed proxy card, in each case using the voting control number that appears on your proxy card. These voting methods will save money. However, whichever method you choose, please take the time to read the Proxy Statement/Prospectus before you vote.

Q: I plan to vote by mail. How should I sign my proxy card?

A: Please see the instructions at the end of the Notice of Special Meeting, which is enclosed.

Q: I plan to vote over the Internet. How does Internet voting work?

A: To vote over the Internet, please log on to the website indicated on your proxy card and follow the instructions provided on the voting website.

Q: I plan to vote by telephone. How does telephone voting work?

A: To vote by telephone, please call toll free the number on your proxy card from within the United States and follow the instructions provided during your call.

Q: Whom should I call with questions?

A: If you have any additional questions about the Proxy Statement/Prospectus or the upcoming Meeting, please contact GSAM Shareholder Services at 1-800-621-2550.

Q: What is the relationship between the proxy solicitor, Broadridge Financial Solutions, Inc., and the Acquired Fund Trust?

A: The Acquired Fund Trust has retained an outside firm that specializes in proxy solicitation to assist it with the proxy solicitation process, including the mailing of this Proxy Statement/Prospectus, the collection of the proxies, and with any necessary follow up. A proxy solicitor may contact Shareholders on behalf of the Acquired Fund Trust, but is not permitted to use personal information about Shareholders for other purposes.

THE ATTACHED PROXY STATEMENT/PROSPECTUS CONTAINS MORE DETAILED INFORMATION ABOUT THE PROPOSAL. PLEASE READ IT CAREFULLY. YOUR VOTE IS IMPORTANT.

x

YOUR VOTE IS IMPORTANT

NO MATTER HOW MANY SHARES YOU OWN

To secure the largest possible representation at the Meeting, please mark your proxy card, sign it, date it, and return it in the postage paid envelope provided (unless you are voting by Internet or by telephone). If you sign, date and return a proxy card but give no voting instructions, your shares will be voted “FOR” the Proposal indicated on the card. If you prefer, you may instead vote via the Internet or by telephone. To vote in this manner, you should refer to the directions below.

To vote via the Internet, please access the website found on your proxy card and follow the on-screen instructions on the website.

To vote by telephone, please call the toll-free number found on your proxy card from within the United States, and follow the recorded instructions (Shareholders outside the United States should vote via the Internet or by submitting a proxy card instead).

You may revoke your proxy at any time at or before the Meeting, by submitting to the Secretary of the Acquired Fund Trust at the Acquired Fund Trust’s principal executive offices a written notice of revocation or subsequently executed proxy or by attending the Meeting and electing to vote in person.

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general guidelines for signing proxy cards may be of assistance to you and will help avoid the time and expense to the Acquired Fund Trust involved in validating your vote if you fail to sign your proxy card properly.

1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature

Corporate Accounts
(1) ABC Corp.	ABC Corp. John Doe, Treasurer
(2) ABC Corp	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee

Partnership Accounts
(1) The XYZ Partnership	Jane B. Smith, Partner
(2) Smith and Jones, Limited Partnership	Jane B. Smith, General Partner

Trust Accounts
(1) ABC Trust Account	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/18/98	Jane B. Doe

Custodial or Estate Accounts
(1) John B. Smith, Cust. f/b/o John B. Smith Jr. UGMA/UTMA	John B. Smith
(2) Estate of John B. Smith	John B. Smith, Jr., Executor

SPECIAL MEETING

OF

GOLDMAN SACHS TRUST

71 South Wacker Drive

Chicago, Illinois 60606

COMBINED PROXY STATEMENT/PROSPECTUS

November 8, 2022

This Combined Proxy Statement/Prospectus (“Proxy Statement/Prospectus”) is furnished in connection with the solicitation of proxies by and on behalf of the Board of Trustees of the Goldman Sachs Trust (the “Acquired Fund Trust”) for use at the Special Meeting of Shareholders (the “Meeting”) of the Goldman Sachs Defensive Equity Fund (the “Acquired Fund”), a series of the Acquired Fund Trust, to be held virtually on January 6, 2023, at 10:00 am (Eastern time), or any postponement or adjournment thereof, for the purposes set forth in the accompanying Notice of Special Meeting. Such meeting and any postponement or adjournment thereof is referred to as the “Meeting.” This Proxy Statement/Prospectus, the accompanying Notice of Special Meeting, and the accompanying proxy card (or, if applicable, the appropriate notice of where to access these materials) are being mailed to Shareholders on or about November 16, 2022.

At the Meeting, Shareholders of the Acquired Fund will be asked to approve an Agreement and Plan of Reorganization and Liquidation (the “Plan”) providing for the transfer of the assets of the Acquired Fund to the Goldman Sachs Defensive Equity ETF (the “Acquiring Fund”), a series of the Goldman Sachs ETF Trust (the “Acquiring Fund Trust”), in exchange for the assumption of the Acquired Fund’s liabilities by the Acquiring Fund and shares of the Acquiring Fund, followed by the complete liquidation of the Acquired Fund, as described more fully in the Plan (the “Reorganization”). The Acquired Fund and the Acquiring Fund may be referred to herein as a “Fund” or the “Funds.”

The Meeting will be a virtual meeting conducted exclusively via live webcast starting at 10:00 am (Eastern time). You will be able to attend the Meeting online, submit your questions during the Meeting and vote your shares electronically. To participate in the Meeting, Shareholders must register in advance by visiting https://www.viewproxy.com/goldmansachs/broadridgevsm/ and submitting the required information to Broadridge Financial Solutions, Inc. (“Broadridge”), the Acquired Fund’s proxy tabulator.

Shareholders whose shares are registered directly with the Acquired Fund in the Shareholder’s name will be asked to submit their name and control number found on the Shareholder’s proxy card in order to register to participate in and vote at the Meeting. Shareholders whose shares are held by a broker, bank or other nominee must first obtain a “legal proxy” from the applicable nominee/record holder, who will then provide the Shareholder with a newly-issued control number. We note that obtaining a legal proxy may take several days. Requests for registration should be received no later than 5:00 p.m., Eastern Time, on January 5, 2023, but in any event must be received by the scheduled time for commencement of the Meeting. Once Shareholders have obtained a new control number, they must visit https://www.viewproxy.com/goldmansachs/broadridgevsm/ and submit their name and newly issued control number in order to register to participate in and vote at the Meeting.

After Shareholders have submitted their registration information, they will receive an email from Broadridge that confirms that their registration request has been received and is under review by Broadridge. Once a Shareholder’s registration request has been accepted, the Shareholder will receive (i) an email containing an event link and dial-in information to attend the Meeting, and (ii) an email with a password to enter at the event link in order to access the Meeting. Shareholders may vote before or during the Meeting at https://www.viewproxy.com/goldmansachs/broadridgevsm/. Only Shareholders of a Fund present virtually or by proxy will be able to vote, or otherwise exercise the powers of a Shareholder, at the Meeting.

In light of the rapidly changing developments related to coronavirus (COVID-19), we are pleased to offer our Shareholders a completely virtual Meeting, which provides worldwide access and communication, while protecting the health and safety of our Shareholders, Trustees and management. We are committed to ensuring that Shareholders will be afforded the same rights and opportunities to participate as they would at an in-person meeting. We will try to answer as many Shareholder-submitted questions as time permits that comply with the Meeting rules of conduct. However, we reserve the right to edit profanity or other inappropriate language, or to exclude questions that are not pertinent to meeting matters or that are otherwise inappropriate. If substantially similar questions are received, we will group such questions together and provide a single response to avoid repetition.

The Trustees have fixed the close of business on November 4, 2022, as the record date for the determination of Shareholders entitled to notice of, and to vote at, the Meeting (the “Record Date”). Shareholders of record of the Trust on the Record Date are entitled to one vote per share at the Meeting. As of the Record Date, the Acquired Fund’s Class A, Class C and Institutional Shares had 25,395, 32,815 and 539,296 shares of beneficial interest outstanding, respectively. Exhibit D to this Proxy Statement/Prospectus sets forth the persons who owned beneficially more than 5% of any class of the Acquired Fund as of October 31, 2022.

The Acquired Fund Trust’s officers, and personnel of the Acquired Fund’s investment adviser and transfer agent and any authorized proxy solicitation agent, may also solicit proxies by telephone, facsimile, Internet or in person. If the Acquired Fund Trust records votes through the Internet or by telephone, it will use procedures designed to authenticate Shareholders’ identities, to allow Shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their identities have been properly recorded.

GSAM will pay the expenses associated with this Proxy Statement/Prospectus and solicitation. The Acquired Fund Trust has engaged Broadridge Financial Solutions, Inc. (“Broadridge”), an independent proxy solicitation firm, to assist in the distribution of the proxy materials and the solicitation and tabulation of proxies. The cost of Broadridge’s services with respect to the Trust is estimated to be approximately $18,478, plus reasonable out-of-pocket expenses.

To vote by mail, sign, date and promptly return the enclosed proxy card in the accompanying postage pre-paid envelope. To vote by Internet or telephone, please use the control number on your proxy card and follow the instructions as described on your proxy card. If you have any questions regarding the proxy materials, please contact GSAM Shareholder Services at 1-800-621-2550. If the enclosed proxy card is properly executed and received prior to the Meeting and has not been revoked, the shares represented thereby will be voted in accordance with the instructions marked on the returned proxy card or, if no instructions are marked on the returned proxy card, the proxy card will be voted “FOR” Proposal 1 and voted in the discretion of the persons named as proxies in connection with any other matter that may properly come before the Meeting or any adjournment(s) or postponement(s) thereof.

Any person giving a proxy may revoke it at any time before it is exercised by submitting to the Secretary of the Acquired Fund Trust at the Acquired Fund Trust’s principal executive offices a written notice of revocation or subsequently executed proxy or by attending the virtual Meeting and voting during the webcast.

If (i) you are a member of a household in which multiple Shareholders of the Acquired Fund share the same address, (ii) your shares are held in “street name” and (iii) your broker or bank has received consent to household material, then your broker or bank may have sent to your household only one copy of this Proxy Statement/Prospectus, unless your broker or bank previously received contrary instructions from a Shareholder in your household. If you are part of a household that has received only one copy of this Proxy Statement/Prospectus, the Acquired Fund Trust will deliver promptly a separate copy of this Proxy Statement/Prospectus to you upon written or oral request. To receive a separate copy of this Proxy Statement/Prospectus please contact GSAM Shareholder Services at 1-800-621-2550, or by mail at Goldman Sachs Funds, P.O. Box 06050, Chicago, Illinois 60606-6306. If your shares are held with certain banks, trust companies, brokers, registered investment advisers and other financial intermediaries (each, an “Authorized Institution”) and you would like to receive a separate copy of future proxy statements, notices of internet availability of proxy materials, prospectuses or annual reports or you are now receiving multiple copies of these documents and would like to receive a single copy in the future, please contact your Authorized Institution.

This Proxy Statement/Prospectus sets forth concisely the information about the Reorganization and the Acquiring Fund that you should know before voting on the Plan with respect to the Acquired Fund and investing in the Acquiring Fund.

You should retain this Proxy Statement/Prospectus for future reference. Additional information about the Acquired Fund, the Acquiring Fund and the proposed Reorganization can be found in the following documents, which have been filed with the U.S. Securities and Exchange Commission (“SEC”) and which are incorporated by reference into this Proxy Statement/Prospectus:

The Acquiring Fund’s current prospectus, dated October 1, 2022, and any applicable supplements through the date of this Proxy Statement/Prospectus.	On file with the SEC (http://www.sec.gov) (file nos. 333-200933; 811-23013) and available at no charge by calling: 1-800-621-2550.

The Acquiring Fund’s current statement of additional information (“SAI”), dated October 1, 2022, and any applicable supplements through the date of this Proxy Statement/Prospectus.	On file with the SEC (http://www.sec.gov) (file nos. 333-200933; 811-23013) and available at no charge by calling: 1-800-621-2550.

The Acquired Fund’s current prospectus, dated April 29, 2022, and any applicable supplements through the date of this Proxy Statement/Prospectus.	On file with the SEC (http://www.sec.gov) (file nos. 033-17619; 811-05349) and available at no charge by calling: 1-800-526-7384 or on the Fund’s website (www.gsamfunds.com).

The Acquired Fund’s current SAI, dated April 29, 2022, and any applicable supplements through the date of this Proxy Statement/Prospectus.	On file with the SEC (http://www.sec.gov) (file nos. 033-17619; 811-05349) and available at no charge by calling: 1-800-526-7384 or on the Fund’s website (www.gsamfunds.com).

The Acquired Fund’s most recent annual report to shareholders.	On file with the SEC (http://www.sec.gov) (file nos. 033-17619; 811-05349) and available at no charge by calling: 1-800-526-7384 or on the Fund’s website (www.gsamfunds.com).

The Acquired Fund’s most recent semi-annual report to shareholders.	On file with the SEC (http://www.sec.gov) (file nos. 033-17619; 811-05349) and available at no charge by calling: 1-800-526-7384 or on the Fund’s website (www.gsamfunds.com).

A statement of additional information for this Proxy Statement/Prospectus, dated November 8, 2022 (the “Statement of Additional Information”).	On file with the SEC (http://www.sec.gov) (file nos. 333-200933; 811-23013) and available at no charge by calling: 1-800-621-2550. The Statement of Additional Information is incorporated by reference into this Proxy Statement/Prospectus.

A copy of the Acquiring Fund prospectus accompanies this Proxy Statement/Prospectus. You may request a free copy of the Statement of Additional Information relating to this Proxy Statement/Prospectus without charge by calling 1-800-621-2550 or by writing to Goldman Sachs Funds, P.O. Box 06050, Chicago, IL 60606-6306.

You may obtain copies of the Acquired Fund Prospectus, related SAI, or annual or semi-annual reports of the Acquired Fund without charge by contacting the Acquired Fund at 1-800-526-7384; by visiting www.gsamfunds.com or on the EDGAR Database by visiting the SEC’s website at http://www.sec.gov.

The Acquiring Fund is a newly organized series and currently has no assets or liabilities. The Acquiring Fund was created specifically in connection with the Plan for the purpose of acquiring the assets and existing liabilities of the Acquired Fund and will not commence operations until the date of the Reorganization. The Acquiring Fund does not have any annual or semi-annual reports to date.

Shares of the Acquiring Fund will be listed for trading on NYSE Arca, Inc. Reports, proxy materials and other information concerning the Acquiring Fund can be inspected at NYSE Arca, Inc.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN THE FUNDS IS NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER U.S. GOVERNMENT AGENCY. AN INVESTMENT IN THE FUNDS INVOLVES INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF YOUR INVESTMENT.

-i-

GOLDMAN SACHS DEFENSIVE EQUITY FUND

AND

GOLDMAN SACHS DEFENSIVE EQUITY ETF

SUMMARY

The following is a brief overview of the proposal to be voted upon by shareholders of Goldman Sachs Defensive Equity Fund (the “Acquired Fund”) at the Meeting scheduled for January 6, 2023. Your vote is important. Additional information is contained elsewhere in this Combined Proxy Statement/Prospectus (“Proxy Statement/Prospectus”) or incorporated by reference herein. You should read carefully the entire Proxy Statement/Prospectus, including the form of Agreement and Plan of Reorganization and Liquidation (the “Plan”) attached as Exhibit A, because it contains details that are not in the summary.

The purpose of this Proxy Statement/Prospectus is to ask the Shareholders of the Acquired Fund, a series of the Goldman Sachs Trust (the “Acquired Fund Trust”), to approve the Plan providing for the transfer of the assets of the Acquired Fund to the Goldman Sachs Defensive Equity ETF (the “Acquiring Fund” and together with the Acquired Fund, the “Funds”), a series of the Goldman Sachs ETF Trust (the “Acquiring Fund Trust”), in exchange for the assumption of the Acquired Fund’s liabilities by the Acquiring Fund and shares of the Acquiring Fund, followed by the complete liquidation of the Acquired Fund, as described more fully in the Plan (the “Reorganization”).

The Acquired Fund currently operates as an open-end mutual fund. The Acquired Fund will be reorganized into an exchange-traded fund (“ETF”) through the Reorganization of the Acquired Fund into the Acquiring Fund. The Acquired Fund and the Acquiring Fund have identical investment objectives and fundamental investment policies and have substantially similar investment strategies.

The Reorganization will be accomplished in accordance with the Plan. The Plan provides for the transfer of all of the assets and liabilities of the Acquired Fund to the Acquiring Fund in exchange for shares of the Acquiring Fund having an aggregate net asset value (“NAV”) equal to the aggregate NAV of the Acquired Fund followed immediately by the distribution by the Acquired Fund to its shareholders of the portion of shares of the Acquiring Fund to which the shareholder is entitled, except as noted below.

If you remain a shareholder of the Acquired Fund on the Closing Date of the Reorganization, as defined below, you will receive shares of the Acquiring Fund and, in some cases, cash that combined with the shares have the same value as your shares of the Acquired Fund on that date. Shares of the Acquiring Fund are not issued in fractional shares, so cash will be paid to some shareholders in lieu of fractional shares of the Acquiring Fund, which cash payment may be taxable. If you do not hold your shares of the Acquired Fund through a brokerage account that can accept shares of the Acquiring Fund on the Closing Date of the Reorganization, your shares will be held by a stock transfer agent, if applicable, until a brokerage account is identified or the account is converted to cash (subject to applicable federal or state laws concerning unclaimed property). If you hold your shares of the Acquired Fund through a fund direct individual retirement account (“IRA”) and do not take action prior to the Reorganization, your Acquired Fund shares will be exchanged for Class A Shares of Goldman Sachs Financial Square Government Fund equal in value to the NAV of your Acquired Fund shares.

If you are unsure about the ability of your account to accept shares of the Acquiring Fund, please contact your financial advisor or other financial intermediary. For investors that hold their accounts through the transfer agent, please call 1-800-621-2550 for Institutional Shares and 1-800-526-7384 for Class A and Class C Shares.

Comparison of the Acquired Fund with the Acquiring Fund

As set forth in the chart below, the Funds’ investment objective and strategies are substantially similar. Although minor differences in wording exist between the Funds’ principal investment strategies, these are not expected to result in differences in how the Funds are managed.

	The Acquired Fund	The Acquiring Fund
Investment objective	Each Fund seeks long-term growth of capital with lower volatility than equity markets.

Principal Investment Strategy

The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) (“Net Assets”) in a diversified portfolio of equity investments. The Fund will typically invest in equity investments of U.S. issuers with public stock market capitalizations within the range of the market capitalization of the S&P 500® Index at the time of investment and other instruments with similar economic exposures as such issuers. The Fund will also employ an options-based overlay strategy (as described below) whereby the Fund simultaneously purchases near-the-money put options while selling (writing) out-of-the-money call and put options on the S&P 500® Index or other national or regional stock market indices (or exchange-traded funds (“ETFs”) that seek to track such indices). The Fund seeks to maintain risk, style, and capitalization characteristics similar to the S&P 500® Index, while seeking to provide lower volatility and enhanced downside protection with the options-based overlay strategy.

The Fund uses a variety of quantitative techniques, in combination with a qualitative overlay, when selecting investments. The Fund may make investment decisions that deviate from those generated by the Investment Adviser’s proprietary models, at the discretion of the Investment Adviser. In addition, the Investment Adviser may, in its discretion, make changes to its quantitative techniques, or use other quantitative techniques that are based on the Investment Adviser’s proprietary research.

The Fund constructs the options-based overlay by buying put options on the S&P 500® Index at a higher strike price and

The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) (“Net Assets”) in a diversified portfolio of equity investments in U.S. issuers with public stock market capitalizations within the range of the market capitalization of the S&P 500® Index at the time of investment and other instruments with similar economic exposures. The Fund will employ a “Put Spread Collar” overlay strategy whereby the Fund simultaneously purchases a near-the-money put while selling (writing) an out-of-the-money call and put on the S&P 500® Index or other national or regional stock market indices (or exchange-traded funds (“ETFs”) that seek to track such an index). The Fund seeks to provide risk, style, and capitalization characteristics similar to the S&P 500® Index, while seeking to provide lower volatility and some downside protection.

The Fund uses a variety of quantitative techniques, in combination with a qualitative overlay, when selecting investments. The Fund may make investment decisions that deviate from those generated by the Investment Adviser’s proprietary models, at the discretion of the Investment Adviser. In addition, the Investment Adviser may, in its discretion, make changes to its quantitative techniques, or use other quantitative techniques that are based on the Investment Adviser’s proprietary research.

The Fund constructs a Put Spread Collar by buying a put option on the S&P 500 Index at a higher strike price and writing

The Acquired Fund	The Acquiring Fund

writing (or selling) put options on the same index at a relatively lower strike price, resulting in what is known as a put option spread, while simultaneously selling S&P 500® Index call options. The put option spread is designed to provide the Fund with some downside protection, but this protection is limited to the extent of the difference between the strike price of a put option purchased and the strike price of a put option sold.

As the seller of call and put options, the Fund will receive cash (the “premium”) from the purchaser. If the purchaser exercises the call option, the Fund pays the purchaser the difference between the price of the index and the exercise price of the option. If the purchaser exercises the put option, the Fund pays the purchaser the difference between the exercise price of the option and the price of the index. The premium, the exercise price and the market price of the index determine the gain or loss realized by the Fund as the seller of call and put options.

During periods in which the U.S. equity markets are falling, a diversified portfolio of equity investments, with an options-based overlay strategy designed to seek to provide downside protection, may outperform the same portfolio without such an options overlay strategy. However, in strong rising markets, a portfolio with an options-based overlay strategy could significantly underperform the same portfolio without these options.

In addition to the use of the options-based overlay strategy described above, the Fund may use futures contracts, primarily futures on indexes, options on futures, and total return swaps to more effectively gain targeted equity exposure, to equitize cash and to hedge the Fund’s portfolio if it is unable to purchase or write the necessary options for its overlay strategy. Derivative positions may be listed or over-the-counter (“OTC”) and may or may not be centrally cleared.

(or selling) a put option on the same index at a relatively lower strike price, resulting in what is known as a put option spread, while simultaneously selling a S&P 500 Index call option. The difference between strike prices in the put option spread is designed to provide the Fund with downside protection to the extent of the difference between the strike prices of the near-the-money put option bought and the out-of-the-money put option sold.

In addition to the use of the Put Spread Collar strategy described above, the Fund may use future contracts, primarily futures on indexes, options on futures, and total return swaps to more effectively gain targeted equity exposure from its cash positions and to hedge the Fund’s portfolio if it is unable to purchase or write the necessary options for its overlay strategy. Derivative positions may be listed or over-the-counter (“OTC”) and may or may not be centrally cleared.

As the seller of call options, the Fund will receive cash (the “premium”) from the purchaser. If the purchaser exercises the option, the Fund pays the purchaser the difference between the price of the index and the exercise price of the option. Additionally, as the seller of put options, the Fund will also receive a premium from the purchaser. If the purchaser exercises the option, the Fund pays the purchaser the difference between the exercise price of the option and the price of the index. The premium, the exercise price and the market price of the index determine the gain or loss realized by the Fund as the seller of call and put options.

During periods in which the U.S. equity markets are generally unchanged or falling, a diversified portfolio with limited downside protection from its put spread collar strategy may outperform the same portfolio without such an options strategy. However, in strong rising markets where the aggregate appreciation of the underlying index exceeds the exercise

	The Acquired Fund	The Acquiring Fund
The Fund’s investments in fixed income securities are limited to cash equivalents (including money market funds) and U.S. Treasury Securities. The Fund’s benchmark index is the S&P 500® Index.

price of the short call, a portfolio with a put spread collar strategy could significantly underperform the same portfolio without these options.

The Fund’s investments in fixed income securities are limited to cash equivalents (including money market funds) and U.S. Treasury Securities.

The Fund is an actively managed ETF, which is a fund that trades like other publicly-traded securities. The Fund is not an index fund and does not seek to replicate the performance of a specified index.

Diversification Status	Each Fund is diversified under the 1940 Act.

Benchmark	Each Fund’s benchmark is the S&P 500® Index.

Portfolio turnover	Each Fund pays transaction costs when it buys and sells securities or instruments (i.e., “turns over” its portfolio). A high rate of portfolio turnover may result in increased transaction costs, including brokerage commissions, which must be borne by the Fund and its shareholders, and is also likely to result in higher short-term capital gains for taxable shareholders. These costs are not reflected in total annual fund operating expenses or in the expense example, but are reflected in the Fund’s performance.

The Acquired Fund’s portfolio turnover rate for the fiscal year ended December 31, 2021 was 305% of the average value of its portfolio. However, the Acquired Fund’s portfolio turnover rate was calculated without regard to transactions involving certain short-term instruments or derivatives. If such transactions were included in the calculation, the Acquired Fund would have a higher portfolio turnover rate.

The amounts shown above may be subject to change pending the finalization of the Acquired Funds’ financial statements for the fiscal year ended December 31, 2022.

Because the Acquiring Fund has not yet commenced operations as of the date of this Proxy Statement/Prospectus, there is no portfolio turnover information quoted for the Acquiring Fund.

Investment Adviser	GSAM serves as the investment adviser of each Fund.

Fund management team	The Acquired Fund’s portfolio management team consists of Patrick Hartnett and Jorge Murillo. The Acquiring Fund’s portfolio management team consists of Jorge Murillo and Raj Garigipati.

	The Acquired Fund	The Acquiring Fund

Patrick Hartnett, Vice President, has managed the Acquired Fund since 2022. Mr. Hartnett is a portfolio manager on the Alternative Investment Strategies (AIS) team within Goldman Sachs Asset Management’s Quantitative Investment Strategies (QIS) platform. He joined Goldman Sachs in 2019. Previously, he worked at Jefferies and PNC Bank.

Jorge Murillo, Vice President, has managed the Acquired Fund since 2020. Mr. Murillo is a portfolio manager and researcher for the Alternative Investment Strategies (AIS) team within GSAM’s Quantitative Investment Strategies platform. He initially joined Goldman Sachs in 2007 and rejoined in 2019. Previously, he worked at Algert Global and Koch Industries Supply and Trading.

Raj Garigipati, Managing Director, is the global head of the ETF Portfolio Management team. He joined Quantitative Investment Strategies (QIS) in 2011 as Chief Risk Officer and subsequently became head of the ETF PM team in 2016.

The Statement of Additional Information provides additional information about the portfolio managers’ compensation and other accounts managed by the portfolio managers.

Fiscal year end	December 31	The Fund will launch with December 31 as the fiscal year end. As of January 31, 2023, the Fund will change its fiscal year end from December 31 to August 31.

Creation Unit size	————	25,000 Shares

Comparison of Principal Investment Risks of Investing in the Funds

Loss of money is a risk of investing in a Fund. An investment in a Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any government agency. The Funds should not be relied upon as a complete investment program. There can be no assurance that a Fund will achieve its investment objective. Investments in a Fund involve substantial risks which prospective investors should consider carefully before investing. A Fund’s principal risks are presented below in alphabetical order, and not in the order of importance or potential exposure. For the purpose of this section, “the Fund” refers to each Fund. The risks of investing in the Funds are substantially similar, except that the Acquiring Fund is subject to certain risks specific to operating as an ETF as set forth below.

Principal investment risks applicable to each Fund	Counterparty Risk. Many of the protections afforded to cleared transactions, such as the security afforded by transacting through a clearing house, might not be available in connection with over the counter (“OTC”) transactions. Therefore, in those instances in which the Fund enters into uncleared OTC transactions, the Fund will be subject to the risk that its direct counterparty will not perform its obligations under the transactions and that the Fund will sustain losses.

Derivatives Risk. The Fund’s use of options, futures, forwards, swaps and other derivative instruments may result in losses. These instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Fund. Certain derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligations. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments.

Investment Style Risk. Different investment styles (e.g., “growth”, “value” or “quantitative”) tend to shift in and out of favor depending upon market and economic conditions and investor sentiment. The Fund employs a “quantitative” style, and may outperform or underperform other funds that invest in similar asset classes but employ different investment.

Large Shareholder Risk. Certain shareholders, including other funds advised by the Investment Adviser, may from time to time own a substantial amount of the Fund’s Shares. In addition, a third party investor, the Investment Adviser or an affiliate of the Investment Adviser, an authorized participant, a lead market maker, or another entity (i.e., a seed investor) may invest in the Fund and hold its investment solely to facilitate commencement of the Fund or to facilitate the Fund’s achieving a specified size or scale. Any such investment may be held for a limited period of time. There can be no assurance that any large shareholder would not redeem its investment, that the size of the Fund would be maintained at such levels or that the Fund would continue to meet applicable listing requirements. Redemptions by large shareholders could have a significant negative impact on the Fund, including on the Fund’s liquidity. In addition, with respect to the Acquiring Fund, transactions by large shareholders may account for a large percentage of the trading volume on NYSE Arca, Inc. (“NYSE Arca”) and may, therefore, have a material upward or downward effect on the market price of the Shares.

Management Risk. A strategy used by the Investment Adviser may fail to produce the intended results. The Investment Adviser attempts to execute a complex strategy for the Fund using proprietary quantitative models. Investments selected using these models may perform differently than expected as a result of the factors used in the models, the weight placed on each factor, changes from the factors’ historical trends, and technical issues in the construction and implementation of the models (including, for example, data problems and/or software issues). There is no guarantee that the Investment Adviser’s use of these quantitative models will result in effective investment decisions for the Fund. Additionally, commonality of holdings across quantitative money managers may amplify losses.

Market Risk. The value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, military conflict, acts of terrorism, social unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, sanctions, the spread of infectious illness or other public health threats could also significantly impact the Fund and its investments.

Options Risk. Writing (selling) call options limits the opportunity to profit from an increase in the market value of stocks in exchange for up-front cash (the premium) at the time of selling the call options. Writing (selling) put options may obligate the Fund to buy a stock at a price that exceeds its market value. In addition, the Fund risks losing all or part of the cash (the premium) paid for purchasing put options. The Fund’s options-based overlay strategy may not fully protect it against market declines because the Fund will continue to bear the risk of a decline in the value of its portfolio securities. Creations and redemptions of shares could impact the results of the Fund’s options-based overlay strategy. Furthermore, unusual market conditions or the lack of a ready market for any particular option at a particular time may reduce the effectiveness of the Fund’s options-based overlay strategy.

Portfolio Turnover Rate Risk. A high rate of portfolio turnover may involve correspondingly greater expenses borne by the Fund and its shareholders, and may also result in short-term capital gains taxable to shareholders, but this risk is expected to be mitigated by in-kind redemptions.

Swaps Risk. In a standard “swap” transaction, two parties agree to exchange the returns, differentials in rates of return or some other amount earned or realized on the “notional amount” of predetermined investments or instruments, which may be adjusted for an interest factor. Swaps can involve greater risks than direct investment in securities, because swaps may be leveraged and subject to counterparty risk (e.g., the risk of a counterparty’s defaulting on the obligation or bankruptcy), credit risk and pricing risk (i.e., swaps may be difficult to value). Swaps may also be considered illiquid. It may not be possible for the Fund to liquidate a swap position at an advantageous time or price, which may result in significant losses.

U.S. Government Securities Risk. The U.S. government may not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. U.S. Government Securities issued by the Federal National Mortgage Association (“Fannie Mae”), Federal Home Loan Mortgage Corporation (“Freddie Mac”) and Federal Home Loan Banks are neither issued nor guaranteed by the U.S. Treasury and, therefore, are not backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. Government Securities held by the Fund may greatly exceed their current resources, including any legal right to support from the U.S. Treasury. It is possible that issuers of U.S. Government Securities will not have the funds to meet their payment obligations in the future.

Principal investment risks applicable to the Acquiring Fund only

Market Trading Risk. The NAV of the Fund and the value of your investment may fluctuate. Market prices of Shares may fluctuate, in some cases significantly, in response to the Fund’s NAV, the intraday value of the Fund’s holdings and supply and demand for Shares. The Fund faces numerous market trading risks, including disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of an active trading market for Shares. Any of these factors, among others, may result in Shares trading at a significant premium or discount to NAV, which will be reflected in the intraday bid/ask spreads and/or the closing price of Shares as compared to NAV. In addition, because liquidity in certain underlying securities may fluctuate, Shares may trade at a larger premium or discount to NAV than shares of other kinds of ETFs. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may pay more for, or receive less than, the underlying value of the Shares, respectively.

Valuation Risk. The sale price the Fund could receive for a security may differ from the Fund’s valuation of the security, particularly for securities that trade in low volume or volatile markets or that are valued using a fair value methodology. The Fund relies on various sources to calculate its NAV. The information may be provided by third parties that are believed to be reliable, but the information may not be accurate due to errors by such pricing sources, technological issues or otherwise. NAV calculation may also be impacted by operational risks arising from factors such as failures in systems and technology.

An additional discussion of these and other risks is included in the “Risks of the Funds” section below.

The Funds’ Fees and Expenses and Supplemental Financial Information

Fees and Expenses of the Funds

Following the Reorganization, you, as a shareholder, will pay the fees assessed by the Acquiring Fund. The following table compares the fees and expenses paid by shareholders of the Acquired Fund for the fiscal year ended December 31, 2021 with those of the Acquiring Fund. Because the Acquiring Fund has not yet commenced operations as of the date of this Proxy Statement, the Acquiring Fund’s pro forma expenses are based upon estimated expenses for its first fiscal year. The table does not take into account brokerage commissions that you may pay on your purchases and sales of Shares of the Fund.

	Class A		Class C	Institutional	Pro Forma Acquiring Fund
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%		None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of original purchase price or sale proceeds)	None	[1]	1.00%[1]	None	None

[1]	Beginning on September 22, 2022, no contingent deferred sales charge (“CDSC”) will be imposed on redemptions of Class A and Class C shares of the Fund.

	Class A	Class C	Institutional	Pro Forma Acquiring Fund
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.53%	0.53%	0.53%	0.55%
Distribution (Rule 12b-1) Fees	0.25%	0.75%	0.00%	0.00%
Other Expenses[2]	4.80%	5.05%	4.68%	0.00%
Service Fees	0.00%	0.25%	0.00%	0.00%
All Other Expenses	4.80%	4.80%	4.68%	0.00%

Total Annual Fund Operating Expenses	5.58%	6.33%	5.21%	0.55%
Expense Limitation	(4.64)%[3]	(4.64)%[3]	(4.64)%[3]	0.00%

Total Annual Fund Operating Expenses After Expense Limitation	0.94%	1.69%	0.57%	0.55%

[2]	The Fund’s “Other Expenses” have been estimated to reflect expenses expected to be incurred during the current fiscal year.
[3]

The Investment Adviser has agreed to reduce or limit “Other Expenses” (excluding acquired fund fees and expenses, transfer agency fees and expenses, taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to 0.004% of the Fund’s average daily net assets. This arrangement will remain in effect through at least April 29, 2023, and prior to such date the Investment Adviser may not terminate the arrangement without the approval of the Board of Trustees.

Expense Example

This Example is meant to help you compare the cost of investing in the Acquiring Fund with the cost of investing in the Acquired Fund.

The Example assumes that you invest $10,000 in Class A, Class C and Institutional Shares of the Acquired Fund for the time periods indicated and then redeem all of your Class A, Class C and Institutional Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Acquired Fund’s operating expenses remain the same (except that the Example incorporates the fee waiver and expense limitation arrangements for only the first year). The Acquiring Fund pro forma row shows the estimated costs after giving effect to the Reorganization; the Acquiring Fund is not operational and does not currently have investment assets. Pro forma numbers are estimated in good faith and are hypothetical. Pro forma numbers do not reflect any potential cash paid in lieu of fractional Acquiring Fund shares. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

The Acquired Fund	1 Year	3 Years	5 Years	10 Years
Class A Shares	$641	$1,732	$2,810	$5,452
Class C Shares	$272	$1,462	$2,719	$5,717
Institutional Shares	$58	$1,144	$2,225	$4,909
Class C Shares – Assuming no redemption	$172	$1,462	$2,719	$5,717
Pro Forma Acquiring Fund	$56	$176	$307	$689

Supplemental Financial Information

The Reorganization will not result in a material change to the Acquired Fund’s investment portfolio due to the investment restrictions of the Acquiring Fund. In particular, each security held by the Acquired Fund is eligible to be held by the Acquiring Fund. As a result, a schedule of investments of the Acquired Fund modified to show the effects of such change is not required and is not included.

There are no material differences in accounting policies of each Acquired as compared to those of the Acquiring Fund.

The Funds’ Past Performance

The Acquiring Fund is a newly-formed “shell” fund that has not yet commenced operations, and therefore, will have no performance history prior to the Reorganization. The Acquiring Fund has been organized solely in connection with the Reorganization to acquire all of the assets and liabilities of the Acquired Fund and continue the business of the Acquired Fund. Therefore, after the Reorganization, the Acquired Fund will remain the “accounting survivor.” This means that the Acquiring Fund will continue to show the historical investment performance and returns of the Acquired Fund (even after conversion of the Acquired Fund).

The historical performance of the Acquired Fund, as it is to be adopted by the Acquiring Fund, is included in the Acquiring Fund prospectus that accompanies this Proxy Statement/Prospectus. Updated performance information is available at no cost at www.gsamfunds.com/performance or by calling the appropriate phone number on the back cover of the Acquired Funds’ Prospectus.

Reasons for the Reorganization and Board Considerations

GSAM recommended to the Acquired Fund Trust Board that it approve the Reorganization of the Acquired Fund with and into the Acquiring Fund because it believes the investment strategy of the Acquired Fund would be better positioned in an ETF format given the competitive marketplace for the Acquired Fund, ability for investors to trade intra-day, daily holdings transparency, and the potential for greater tax efficiency within the ETF structure. GSAM believes that the strategy has a better opportunity to gain scale in the ETF wrapper and that the Reorganization is preferable to liquidating the Acquired Fund, as it will provide you and other shareholders with the opportunity to invest in a fund that has the same investment objective and substantially similar investment strategies.

On August 16-17, 2022, the Acquired Fund Trust Board, including a majority of the Trustees who are not “interested persons” of the Acquired Fund, as that term is defined in the 1940 Act (the “Independent Trustees”), voted to approve the Reorganization. In approving the Reorganization, the Acquired Fund Trust Board, including a majority of the Independent Trustees, concluded that: (i) the Reorganization is in the best interests of the Acquired Fund; and (ii) the interests of the shareholders of the Acquired Fund will not be diluted as a result of the Reorganization. The Board also considered and approved the terms and conditions of the Plan.

At its meeting, the Acquired Fund Trust Board received and evaluated materials provided by GSAM regarding the Reorganization and its effect on the existing shareholders of the Acquired Fund. The Acquired Fund Trust Board considered and discussed: (i) the small size of the Acquired Fund; (ii) the differences in how mutual fund and ETF shares are purchased and sold and the related implications for existing shareholders; (iii) the investment objective and strategies of the Acquired Fund and Acquiring Fund; (iv) the specific terms of the Reorganization; and (v) other information, such as the fees and expenses of the Funds. As part of its consideration of the Reorganization, the Acquired Fund Trust Board considered various alternatives to the Reorganization, including liquidating the Acquired Fund.

The Acquired Fund Trust Board also believes that the Reorganization offers a number of potential benefits. These potential benefits and considerations include the following:

•	The Acquired Fund and Acquiring Fund have the same investment objective and substantially similar strategies.

•

Although the Acquiring Fund has a slightly higher management fee than the Acquired Fund, the Acquiring Fund employs a unitary fee structure pursuant to which GSAM bears all operating expenses of the Fund, subject to limited exceptions. As a result, the Acquiring Fund will have a lower expense ratio than each class of the Acquired Fund.

•

The Reorganization is preferable to liquidating the Acquired Fund as it will provide you and other shareholders with the opportunity to invest in a fund that has the same investment objective and substantially similar investment strategy but that is better positioned for potential asset growth.

•

The Reorganization is expected to qualify as a “reorganization” within the meaning of Section 368 of the Code, and, therefore, you will not recognize gain or loss for U.S. federal income tax purposes on the exchange of your shares of the Acquired Fund for the shares of the Acquiring Fund (except with respect to cash received in lieu of fractional shares).

•	No sales charge, CDSC, commission, redemption fee or other transactional fee will be charged as a result of the Reorganization.

•	Transaction costs are expected to be incurred in order to transfer certain Acquired Fund holdings, but these transaction costs are expected to be de minimis.

•

GSAM has agreed to pay the external costs (e.g., legal, auditor/accounting, printing and mailing costs) associated with each Fund’s participation in the Reorganization. GSAM estimates that these costs will be approximately $250,000.

•

Shareholders of the Acquired Fund must have a brokerage account that is permitted to hold ETF shares in order to receive shares of the Acquiring Fund, and if a shareholder does not hold their shares of the Acquired Fund through that type of brokerage account, the shareholder will not receive shares of the Acquiring Fund as part of the Reorganization. Instead, the shares of the Acquiring Fund will generally be held by a stock transfer agent, if applicable, until a brokerage account is identified or the account is converted to cash (subject to applicable federal or state laws concerning unclaimed property).

•

Current shareholders of the Acquired Fund would have the opportunity to vote on the Reorganization and may also redeem their shares at any time before the Reorganization takes place, as set forth in the Acquired Fund’s prospectuses, without being subject to any Fund-imposed fees.

•	Current shareholders of the Acquired Fund are expected to benefit directly from the potential for greater tax efficiency and trading efficiency with the ETF structure.

The Acquired Fund Trust Board concluded that the Reorganization and the Plan likely would benefit the Acquired Fund and its shareholders and that each should be approved.

Buying and Selling Shares of the Funds

The Acquiring Fund and the Acquired Fund have different procedures for purchasing, exchanging, and redeeming shares, which are summarized below. The Acquiring Fund prospectus accompanying this Proxy Statement/Prospectus provides this information under the section entitled “Buying and Selling Shares” and the Acquired Fund prospectus provides this information under the sections entitled “How to Buy Shares” and “How to Sell Shares.”

Acquiring Fund

Shares of the Fund may be acquired or redeemed directly from the Fund at NAV only in Creation Units or multiples thereof, as discussed in the Creations and Redemptions section of the Prospectus. Only an Authorized Participant (as defined in the Creations and Redemptions section below) may engage in creation or redemption transactions directly with the Fund. Once created, Shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit.

Shares of the Fund are expected to be listed for trading on a national securities exchange during the trading day. Shares can be bought and sold throughout the trading day at market price like Shares of other publicly traded companies. However, there can be no guarantee that an active trading market will develop or be maintained, or that the Fund Shares listing will continue or remain unchanged. The Trust does not impose any minimum investment for Shares of the Fund purchased on an exchange. Buying or selling the Fund’s Shares involves certain costs that apply to all securities transactions. When buying or selling Shares of the Fund through a financial intermediary, you may incur a brokerage commission or other charges determined by your financial intermediary. Due to these brokerage costs, if any, frequent trading may detract significantly from investment returns. In addition, you may also incur the cost of the spread (the difference between the bid price and the ask price). The commission is frequently a fixed amount and may be a significant cost for investors seeking to buy or sell small amounts of Shares. The spread varies over time for Shares of the Fund based on its trading volume and market liquidity, and is generally less if the Fund has more trading volume and market liquidity and more if the Fund has less trading volume and market liquidity.

The Fund’s primary listing exchange is NYSE Arca. NYSE Arca is open for trading Monday through Friday and is closed on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

A “business day” with respect to the Fund is each day the New York Stock Exchange, NYSE Arca and the Trust are open and includes any day that the Fund is required to be open under Section 22(e) of the Investment Company Act. Orders from Authorized Participants to create or redeem Creation Units will only be accepted on a business day. On days when NYSE Arca closes earlier than normal, the Fund may require orders to create or redeem Creation Units to be placed earlier in the day. See the Statement of Additional Information for more information.

The Trust’s Board of Trustees has not adopted a policy of monitoring for frequent purchases and redemptions of Fund Shares (“frequent trading”) that appear to attempt to take advantage of potential arbitrage opportunities presented by a lag between a change in the value of the Fund’s portfolio securities after the close of the primary markets for the Fund’s portfolio securities and the reflection of that change in the Fund’s NAV (“market timing”). The Trust believes this is appropriate because ETFs, such as the Fund, are intended to be attractive to arbitrageurs, as trading activity is critical to ensuring that the market price of Fund Shares remains at or close to NAV. Since the Fund issues and redeems Creation Units at NAV plus applicable transaction fees, and the Fund’s Shares may be purchased and sold on NYSE Arca at prevailing market prices, the risks of frequent trading are limited.

Section 12(d)(1) of the Investment Company Act restricts investments by registered investment companies and companies relying on Sections 3(c)(1) or 3(c)(7) of the Investment Company Act in the securities of other investment companies. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in SEC regulations, including that such investment companies enter into an agreement with the Trust.

The Fund and the Distributor will have the sole right to accept orders to purchase Shares and reserve the right to reject any purchase order in whole or in part.

Acquired Fund

The Acquired Fund offers multiple share classes, and each class has different sales charges, expenses, and/or minimum investments.

An investor may purchase and redeem (sell) shares of the Acquired Fund on any business day through certain intermediaries that have a relationship with Goldman Sachs & Co. LLC (“Goldman Sachs” or the “Transfer Agent”), including banks, trust companies, brokers, registered investment advisers and other financial institutions (“Intermediaries”). Certain Intermediaries have been authorized by the Acquired Fund Trust to accept purchase, redemption or exchange orders on behalf of the Acquired Fund for its customers (“Authorized Institutions”), and if approved by the Acquired Fund, may designate other financial intermediaries to accept such orders. The price you pay when you buy shares is the Acquired Fund’s next-determined NAV per share (as adjusted for any applicable sales charge) after the Transfer Agent (or, if applicable, an Authorized Institution) has received and accepted your order in proper form. The price you receive when you sell shares is the Fund’s next-determined NAV per share (adjusted for any applicable CDSCs) after the Transfer Agent (or, if applicable, an Authorized Institution) has received and accepted your order in proper form, with the redemption proceeds reduced by any applicable charges (e.g., CDSCs).

You may exchange shares of the Acquired Fund at NAV without the imposition of an initial sales charge or CDSC, if applicable, at the time of exchange for certain shares of another Goldman Sachs Fund.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Shares of a Fund through a broker-dealer or other financial intermediary (such as a bank), GSAM or other related companies may pay the intermediary for the sale of Fund Shares or related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend a Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

RISKS OF THE FUNDS

Risks of Investing in the Funds

The Chart below compares the principal risks of investing in each Fund. Principal risks of each Fund are discussed in the Summary section of the Prospectus. The following section provides additional information on the risks that apply to the Funds, which may result in a loss of your investment. The risks applicable to each Fund are presented below in alphabetical order, and not in the order of importance or potential exposure. The Funds should not be relied upon as a complete investment program. There can be no assurance that each Fund will achieve its investment objective. Investments in each Fund involve substantial risks which prospective investors should consider carefully before investing.

The risks associated with an investment in the Acquired Fund and the Acquiring Fund are substantially similar, except that, as a shareholder of the Acquiring Fund you will be subject to risks related to the Acquiring Fund’s ETF structure; all other differences between the risks of the Acquiring Fund and those of the Acquired Fund reflect only a tailoring or clarification of the risks of the Acquired Fund, and such differences do not reflect (and should not be interpreted to reflect) any difference in the way the Acquiring Fund will be managed as compared to the Acquired Fund. For the purpose of this section, “the Fund” refers to each Fund.

✓ Principal Risk • Additional Risk	Defensive Equity Fund	Defensive Equity ETF
Absence of Active Market Risk		•
Authorized Participant Concentration Risk		•
Counterparty Risk	✓	✓
Credit/Default Risk	•	•
Cybersecurity Risk		•
Derivatives Risk	✓	✓
Foreign Risk	•	•
Investment Style Risk	✓	✓
Large Shareholder Risk	✓	✓
Liquidity Risk	•	•
Management Risk	✓	✓
Market Risk	✓	✓
Market Trading Risk		✓
Mid Cap and Small Cap Risk	•	•
NAV Risk	•	•
Options Risk	✓	✓
Portfolio Turnover Rate	✓	✓
Regulatory (Volcker Rule) Risk	•	•
REIT Risk	•	•
Secondary Listing Risk		•
Stock Risk	✓	✓
Swaps Risk	✓	✓
Trading Issues Risk		•
U.S. Government Securities	✓	✓
Valuation Risk		✓

◾

Absence of Active Market Risk—There can be no assurance that active trading markets for the Shares will develop or be maintained by market makers or authorized participants, and there are no obligations of market makers to make a market in the Fund’s Shares or of authorized participants to submit purchase or redemption orders for Creation Units. ALPS Distributors, Inc., the distributor of the Shares (the “Distributor”), does not maintain a secondary market in the Shares.

Although market makers will generally take advantage of differences between the NAV and the trading price of Fund Shares through arbitrage opportunities, there is no guarantee that they will do so. Decisions by market makers or authorized participants to reduce their role or “step away” from market making or creation/redemption activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying value of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Shares trading at a discount to NAV and also in greater than normal intraday bid/ask spreads for Shares. Market makers and authorized participants may be less willing to create or redeem Fund Shares if there is a lack of an active market for the Shares or its underlying investments, which may also contribute to the Fund’s Shares trading at a premium or discount to NAV.

◾

Authorized Participant Concentration Risk—Only an authorized participant may engage in creation or redemption transactions directly with the Fund, and the Fund may have a limited number of financial institutions that act as authorized participants. None of those authorized participants is obligated to engage in creation and/or redemption transactions. To the extent that those authorized participants exit the business or are unable to or choose not to process creation and/or redemption orders, and no other authorized participant is able to step forward to create and redeem Shares, there may be a significantly diminished trading market for Shares. As a result, Shares may trade at a discount (or premium) to NAV and possibly face trading halts and/or de-listing.

◾

Counterparty Risk—Many of the protections afforded to cleared transactions, such as the security afforded by transacting through a clearing house, might not be available in connection with certain OTC transactions. Therefore, in those instances in which the Fund enters into certain OTC transactions, the Fund will be subject to the risk that its direct counterparty will not perform its obligations under the transactions and that the Fund will sustain losses. However, recent regulatory developments require margin on certain uncleared OTC transactions which may reduce, but not eliminate, this risk.

◾

Credit/Default Risk—An issuer could exercise its right to pay principal on an obligation held by the Fund earlier than expected. This may happen when there is a decline in interest rates, when credit spreads change, or when an issuer’s credit quality improves. Under these circumstances, the Fund may be unable to recoup all of its initial investment and will also suffer from having to reinvest in lower-yielding securities.

◾

Cybersecurity Risk—The Fund may be susceptible to operational and information security risks resulting from cyber-attacks. Cyber-attacks include, among others, stealing or corrupting confidential information and other data that is maintained online or digitally for financial gain, denial-of-service attacks on websites causing operational disruption, and the unauthorized release of confidential information and other data. Cyber-attacks have the ability to cause significant disruptions and impact business operations; to result in financial losses; to prevent shareholders from transacting business; to interfere with the Fund’s calculation of NAV; and to lead to violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs and/or additional compliance costs. Cyber-attacks affecting the Fund or its Investment Adviser, custodian, Transfer Agent, or other third-party service providers may adversely impact the Fund and its shareholders.

◾

Derivatives Risk—The Fund’s use of derivative instruments may result in losses. These instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Fund. Certain derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligations, liquidity risk and risks arising from margin requirements, which include the risk that the Fund will be required to pay additional margin or set aside additional collateral to maintain open derivative positions.

The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments, and there is no guarantee that the use of derivatives will achieve their intended result. If the Investment Adviser is incorrect in its expectation of the timing or level of fluctuation in securities prices, interest rates, currency prices or other variables, the use of derivatives could result in losses, which in some cases may be significant. A lack of correlation between changes in the value of derivatives and the value of the portfolio assets (if any) being hedged could also result in losses. In addition, there is a risk that the performance of the derivatives or other instruments used by the Investment Adviser to replicate the performance of a particular asset class may not accurately track the performance of that asset class. In addition, the Fund’s use of derivatives may increase or accelerate the amount of taxes payable by shareholders.

Many of the protections afforded to cleared transactions, such as the security afforded by transacting through a clearing house, might not be available in connection with over-the-counter (“OTC”) transactions. Therefore, in those instances in which the Fund enters into OTC transactions, the Fund will be subject to the risk that its direct counterparty will not perform its obligations under the transactions and that the Fund will sustain losses.

◾

Foreign Risk—When the Fund invests in foreign securities, it may be subject to risk of loss not typically associated with U.S. issuers. Loss may result because of more or less foreign government regulation, less public information, less stringent investor protections and disclosure standards, less liquid, developed or efficient trading markets, greater volatility and less economic, political and social stability in the countries in which the Fund invests. Loss may also result from, among other things, deteriorating economic and business conditions in other countries, including the United States, regional and global conflicts, the imposition of sanctions, exchange controls (including repatriation restrictions), foreign taxes, confiscation of assets and property, trade restrictions (including tariffs), expropriations and other government restrictions by the United States and other governments, higher transaction costs, difficulty enforcing contractual obligations or from problems in share registration, settlement or custody. The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is impossible to predict. These types of measures may include, but are not limited to, banning a sanctioned country from global payment systems that facilitate cross-border payments, restricting the settlement of securities transactions by certain investors, and freezing the assets of particular countries, entities, or persons. The imposition of sanctions and other similar measures could, among other things, cause a decline in the value and/or liquidity of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country, downgrades in the credit ratings of the sanctioned country or companies located in or economically tied to the sanctioned country, devaluation of the sanctioned country’s currency, and increased market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could limit or prevent the Fund from buying and selling securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of securities transactions, and significantly impact the Fund’s liquidity and performance.

The Fund or the Investment Adviser may determine not to invest in, or may limit its overall investment in, a particular issuer, country or geographic region due to, among other things, heightened risks regarding sanctions, repatriation restrictions, confiscation of as-sets and property, expropriation or nationalization. Geopolitical developments, including ongoing region armed conflict in Europe, in certain countries in which the Fund may invest have caused, or may in the future cause, significant volatility in financial markets.

The Fund’s investments in foreign securities may also be subject to foreign currency risk, the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund may have exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Foreign risks will normally be greatest when the Fund invests in securities of issuers located in emerging countries.

◾

Investment Style Risk—Different investment styles (e.g., “growth,” “value,” or “quantitative”) tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The Fund employs a “quantitative” style, and the Fund may outperform or underperform other funds that invest in similar asset classes but employ different investment styles.

◾

Large Shareholder Risk—Certain large shareholders, including other funds advised by the Investment Adviser, may from time to time own a substantial amount of the Fund’s Shares. In addition, a third party investor, the Investment Adviser or an affiliate of the Investment Adviser, an authorized participant, a lead market maker, or another entity (i.e., a seed investor) may invest in the Fund and hold its investment solely to facilitate commencement of the Fund or to facilitate the Fund’s achieving a specified size or scale. Any such investment may be held for a limited period of time. There can be no assurance that any large shareholder would not redeem its investment.

With respect to the Acquiring Fund, dispositions of a large number of Shares by these shareholders, which may occur rapidly or unexpectedly, may adversely affect the Fund’s liquidity and net assets to the extent such transactions are executed directly with the Fund in the form of redemptions through an authorized participant, rather than executed in the secondary market. To the extent effected in cash, these redemptions may also force the Fund to sell portfolio securities when it might not otherwise do so, which may negatively impact the Fund’s NAV and increase the Fund’s brokerage costs. Such cash redemptions may also accelerate the realization of taxable income to shareholders, which could make investments in Shares less tax-efficient than an investment in an ETF that is able to effect redemptions in-kind. Similarly, large Fund share purchases through an authorized participant may adversely affect the performance of the Fund to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would. To the extent these large shareholders transact in Shares on the secondary market, such transactions may account for a large percentage of the trading volume on the Exchange and may, therefore, have a material upward or downward effect on the market price of the Shares.

◾

Liquidity Risk—The Fund may invest in securities or instruments that trade in lower volumes, that are less liquid than other investments and/or that may become illiquid or less liquid in response to market developments or adverse investor perceptions. Investments that are illiquid or that trade in lower volumes may be more difficult to value. When there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the security or instrument at all. An inability to sell one or more portfolio positions can adversely affect the Fund’s value.

Illiquidity can be caused by a drop in overall market trading volume, an inability to find a willing buyer, or legal restrictions on the securities’ resale. To the extent the Fund engages in cash redemptions, then liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, declining prices of the securities sold, an unusually high volume of redemption requests, a redemption request by a large shareholder (such as a seed investor) or other reasons. If the Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s NAV and dilute remaining investors’ interests.

◾	Management Risk—A strategy used by the Investment Adviser may fail to produce the intended results.

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Market Risk—The value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world. Price changes may be temporary or last for extended periods. The Fund’s investments may be overweighted from time to time in one or more sectors or countries, which will increase the Fund’s exposure to risk of loss from adverse developments affecting those sectors or countries.

Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. Furthermore, local, regional and global events such as war, military conflict, acts of terrorism, social unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, sanctions, the spread of infectious illness or other public health threats could also adversely impact issuers, markets and economies, including in ways that cannot necessarily be foreseen. The Fund could be negatively impacted if the value of a portfolio holding were harmed by such political or economic conditions or events. In addition, governmental and quasi-governmental organizations have taken a number of unprecedented actions designed to support the markets. Such conditions, events and actions may result in greater market risk.

◾

Market Trading Risk—The NAV of the Fund and the value of your investment may fluctuate. Market prices of Shares may fluctuate, in some cases significantly, in response to the Fund’s NAV, the intraday value of the Fund’s holdings and supply and demand for Shares. The Fund faces numerous market trading risks, including disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of an active trading market for Shares. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may pay more for, or receive less than, the underlying value of the Shares, respectively. The Investment Adviser cannot predict whether Shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the securities of the Fund’s Index trading individually or in the aggregate at any point in time. While the creation/redemption feature is designed to make it more likely that the Fund’s Shares normally will trade on stock exchanges at prices close to the Fund’s next calculated NAV, exchange prices are not expected to correlate exactly with the Fund’s NAV due to timing reasons, supply and demand imbalances, perception of unreliability of disclosed NAV, and other factors. Any of these factors, among others, may result in Shares trading at a significant premium or discount to NAV, which will be reflected in the intraday bid/ask spreads and/or the closing price of Shares as compared to NAV. During such periods, you may be unable to sell your Shares or may incur significant losses if you sell your Shares. Additionally, in stressed market conditions, the market for Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings. There are various methods by which investors can purchase and sell Shares and various orders that may be placed. Investors should consult their financial intermediary before purchasing or selling Shares of the Fund.

An investor that buys or sells Shares through a broker will likely incur a brokerage commission or other charge imposed by the broker. In addition, the market price of Shares, like other exchange-traded securities, includes a “bid-ask spread” (the difference between the price at which investors are willing to buy Shares and the price at which investors are willing to sell Shares). The bid-ask spread will vary over time based on the Fund’s trading volume and market liquidity and may increase as a result of a decrease in the Fund’s trading volume, the spread of the Fund’s underlying securities, or market liquidity. The bid-ask spread may increase significantly in times of market disruption, meaning that Shares may trade at a discount to the Fund’s NAV and that discount is likely to be greatest during significant market volatility. During such periods, you may be unable to sell your Shares or may incur significant losses if you sell your Shares.

Shares of the Fund, like other publicly-traded securities, may be sold short. Shares are therefore subject to the risk of price decreases and increased volatility associated with being sold short.

◾

Mid-Cap and Small-Cap Risk—The securities of mid-capitalization and small-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price. Both mid-capitalization and small-capitalization companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio. Generally, the smaller the company size, the greater these risks become.

◾	NAV Risk—The NAV of the Fund and the value of your investment will fluctuate.

◾

Options Risk—Writing (selling) call options limits the opportunity to profit from an increase in the market value of stocks in exchange for up-front cash (the premium) at the time of selling the call options. Writing (selling) put options may obligate the Fund to buy a stock at a price that exceeds its market value. In addition, the Fund risks losing all or part of the cash (the premium) paid for purchasing put options. The Fund’s options-based overlay strategy may not fully protect it against market declines because the Fund will continue to bear the risk of a decline in the value of its portfolio securities. Creations and redemptions of shares could impact the results of the Fund’s options-based overlay strategy. Furthermore, unusual market conditions or the lack of a ready market for any particular option at a particular time may reduce the effectiveness of the Fund’s options-based overlay strategy.

◾

Portfolio Turnover Rate Risk—The Fund may engage in frequent trading of portfolio securities to achieve its principal investment strategy. A high rate of portfolio turnover may involve correspondingly greater expenses borne by the Fund and its shareholders, and may also result in short-term capital gains taxable to shareholders, but this risk is expected to be mitigated by in-kind redemptions.

◾

Regulatory Risk (Volcker Rule)—Section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the rules issued thereunder (also known as the “Volcker Rule”) prohibit banking entities, such as The Goldman Sachs Group, Inc. (“Goldman”) and its affiliates, including the Investment Adviser, from engaging in certain trading activities involving their own capital (also known as “proprietary trading”). These prohibitions may include certain restrictions on the extent to which Goldman and/or its affiliates may own shares of the Fund. If Goldman or its affiliates own 25% or more of the outstanding shares of the Fund longer than three years from the Fund’s launch date, the Fund may be subject to these proprietary trading restrictions, which include restrictions on the ability to purchase and sell securities on a short term basis. Reducing the seed capital in the Fund to address these trading restrictions may prevent the Fund from pursuing its investment objective, may restrict the Fund’s activities and may prevent the Fund from retaining enough capital to engage in certain investment strategies, which could have a negative impact on the Fund’s performance. In addition, if Goldman or its affiliates reduce their interest in the Fund, the Fund may be subject to transaction costs, losses and adverse tax consequences and may be forced to liquidate prematurely, among other things.

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REIT Risk—Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs whose underlying properties are concentrated in a particular industry or geographic region are also subject to risks affecting such industries and regions. The securities of REITs involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements because of interest rate changes, economic conditions and other factors. REITs may also fail to qualify for tax free pass-through of income or may fail to maintain their exemptions from investment company registration. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price.

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Secondary Listing Risk—The Fund’s Shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the Fund’s primary listing is maintained. There can be no assurance that the Fund’s Shares will continue to trade on any such stock exchange or in any market or that the Fund’s Shares will continue to meet the requirements for listing or trading on any exchange or in any market. The Fund’s Shares may be less actively traded in certain markets than in others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information available to investors who trade Fund Shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient. Shares of the Fund may trade in the secondary market outside of the trading hours of the Fund’s primary exchange. At such times, Shares may trade with more significant premiums or discounts than might be experienced otherwise.

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Stock Risk—Stock prices have historically risen and fallen in periodic cycles. U.S. and foreign stock markets have experienced periods of substantial price volatility in the past and may do so again in the future. Stock prices may fluctuate from time to time in response to the activities of individual companies and in response to general market and economic conditions. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments, and the stock prices of such companies may suffer a decline in response.

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Swaps Risk—The use of swaps is a highly specialized activity which involves investment techniques, risk analyses and tax planning different from those associated with ordinary portfolio securities transactions. The Fund’s transactions in swaps may be significant. These transactions can result in sizeable realized and unrealized capital gains and losses relative to the gains and losses from the Fund’s direct investments in securities and short sales.

Transactions in swaps can involve greater risks than if the Fund had invested in securities directly since, in addition to general market risks, swaps may be leveraged and subject to illiquidity risk, counterparty risk, credit risk and pricing risk. Regulators also may impose limits on an entity’s or group of entities’ positions in certain swaps. However, certain risks are reduced (but not eliminated) if the Fund invests in cleared swaps, which are transacted through futures commission merchants (“FCMs”) and cleared through a clearinghouse that serves as a central counterparty. Because uncleared, bilateral swap agreements are two-party contracts and because they may have terms of greater than seven days, these swaps may be considered to be illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap in the event of the default or bankruptcy of a swap counterparty. Many swaps are complex and valued subjectively. Swaps and other derivatives may also be subject to pricing or “basis” risk, which exists when the price of a particular derivative diverges from the price of corresponding cash market instruments. Under certain market conditions it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity. If a swap transaction is particularly large or if the relevant market is illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses.

The value of swaps can be very volatile, and a variance in the degree of volatility or in the direction of securities prices from the expectations of the Fund’s Investment Adviser or Sub-Adviser may produce significant losses in the Fund’s investments in swaps. In addition, a perfect correlation between a swap and a security position may be impossible to achieve. As a result, the Investment Adviser’s or Sub-Adviser’s use of swaps may not be effective in fulfilling the Investment Adviser’s or Sub-Adviser’s investment strategies and may contribute to losses that would not have been incurred otherwise.

◾

Trading Issues Risk—Trading in ETF Shares on NYSE Arca may be halted due to market conditions or for reasons that, in the view of the exchange, make trading in ETF Shares inadvisable. In addition, trading in ETF Shares on NYSE Arca is subject to trading halts caused by extraordinary market volatility pursuant to NYSE Arca’s “circuit breaker” rules. If a trading halt or unanticipated closing of the exchange occurs, a shareholder may be unable to purchase or sell ETF Shares. There can be no assurance that the requirements of NYSE Arca necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.

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U.S. Government Securities Risk—The U.S. government may not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. U.S. Government Securities issued by those agencies, instrumentalities, and sponsored enterprises, including those issued by Fannie Mae, Freddie Mac and the Federal Home Loan Banks, are neither issued nor guaranteed by the U.S. Treasury and, therefore, are not backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. Government Securities held by the Fund may greatly exceed their current resources, including any legal right to support from the U.S. Treasury. It is possible that issuers of U.S. Government Securities will not have the funds to meet their payment obligations in the future. Fannie Mae and Freddie Mac have been operating under conservatorship, with the Federal Housing Finance Agency (“FHFA”) acting as their conservator, since September 2008. The entities are dependent upon the continued support of the U.S. Department of the Treasury and FHFA in order to continue their business operations. These factors, among others, could affect the future status and role of Fannie Mae and Freddie Mac and the value of their securities and the securities which they guarantee. Additionally, the U.S. government and its agencies and instrumentalities do not guarantee the market values of their securities, which may fluctuate. U.S. Government Securities include U.S. Treasury Securities.

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Valuation Risk—The sale price the Fund could receive for a security may differ from the Fund’s valuation of the security, particularly for securities that trade in low volume or volatile markets or that are valued using a fair value methodology. Because non-U.S. exchanges may be open on days when the Fund does not price its Shares, the value of foreign securities or assets in the Fund’s portfolio may change on days when investors will not be able to purchase or sell the Fund’s Shares. The Fund relies on various sources to calculate its NAV. The information may be provided by third parties that are believed to be reliable, but the information may not be accurate due to errors by such pricing sources, technological issues or otherwise. NAV calculation may also be impacted by operational risks arising from factors such as failures in systems and technology.

OTHER IMPORTANT INFORMATION CONCERNING THE REORGANIZATION

Final Distributions of the Acquired Fund

The Plan provides for the transfer of all of the assets and liabilities of the Acquired Fund to the Acquiring Fund in exchange for shares of the Acquiring Fund having an aggregate NAV equal to the value of the assets of the Acquired Fund attributable to the Acquired Fund Shares on such date, less: (i) the value of cash to be distributed to Acquired Fund Shareholders; (ii) the value of the Acquired Fund Shares of Acquired Fund Shareholders whose Acquired Fund Shares are held through a fund direct IRA (“IRA Shareholders”), which shall be exchanged for Class A Shares of Goldman Sachs Financial Square Government Fund equal in value to the NAV of such Acquired Fund Shares; and (iii) the value of the liabilities of the Acquired Fund attributable to those Acquired Fund Shares.

To complete liquidation, the Acquired Fund Trust, on behalf of the Acquired Fund, will (a) distribute shares of the Acquiring Fund to its respective shareholders of record, other than IRA Shareholders, on a pro rata basis, with cash distributed in lieu of fractional shares; (b) with respect to IRA Shareholders, will initiate the exchange of Acquired Fund Shares for Class A Shares of Goldman Sachs Financial Square Government Fund equal in value to the NAV of such Acquired Fund Shares held by such Acquired Fund Shareholders; and (c) completely liquidate. If a shareholder does not hold their shares of the Acquired Fund through a brokerage account that can accept shares of the Acquiring Fund on the Closing Date of the Reorganization, such shares of the Acquiring Fund received as part of the Reorganization will be held by a stock transfer agent, if applicable, until a brokerage account is identified or the account is converted to cash (subject to applicable federal or state laws concerning unclaimed property). Alternatively, if a shareholder holds their shares of the Acquired Fund through an account with a financial intermediary that is not able to hold shares of the Acquiring Fund, like many group retirement plans, a financial intermediary may transfer the shareholder’s investment in the Acquired Fund to a different investment option prior to the Reorganization. In some cases, the return of cash or the transfer of your investment may be subject to fees and expenses and may also be subject to tax. It may take time for you to receive your cash.

After shares of the Acquiring Fund are distributed to the Acquired Fund’s shareholders, the Acquired Fund will be completely liquidated and dissolved. As a result of the Reorganization, you will cease to be a shareholder of the Acquired Fund and will become a shareholder of the Acquiring Fund. This exchange will occur on the Closing Date of the Reorganization, which is the specific date on which the Reorganization takes place. The expected Closing Date of the Reorganization is January 20, 2023.

CAPITALIZATION

The following table sets forth the capitalization of the Funds as of August 25, 2022. The table also sets forth the pro forma combined capitalization of the combined Fund as adjusted to give effect to the proposed Reorganization. If the Reorganization is consummated, the net assets, NAV per share and shares outstanding on the Closing Date will vary from the information below due to changes in the market value of the portfolio securities of the Funds between August 25, 2022 and the Closing Date, changes in the amount of undistributed net investment income and net realized capital gains of the Funds during that period resulting from income and distributions, and changes in the accrued liabilities of the Funds during the same period.

Goldman Sachs Defensive Equity Fund[1]	Net Assets	Shares Outstanding	NAV Per Share
Class A Shares	$234,848	24,466	$9.60
Class C Shares	$320,262	33,755	$9.49
Institutional Shares	$5,198,463	539,905	$9.64
Goldman Sachs Defensive Equity ETF – Pro Forma	$5,753,573	143,839	$40.00

[1]	Excludes classes that have since liquidated.

It is impossible to predict how many shares of the Acquiring Fund will actually be received and distributed by the Acquired Fund on the Closing Date. The table should not be relied upon to determine the amount of the Acquiring Fund shares that will actually be received and distributed.

TERMS OF THE AGREEMENT AND PLAN OF REORGANIZATION AND LIQUIDATION

The description of the Plan contained herein includes the material provisions of the Plan, but this description is qualified in its entirety by the attached form copy of the Plan.

Shareholder Approval. Approval of the Reorganization requires a “1940 Act Majority,” which is the affirmative vote of 67% or more of the voting securities present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Acquired Fund are present or represented by proxy, or of more than 50% of the outstanding voting securities of the Acquired Fund, whichever is less. See the section of this Proxy Statement/Prospectus entitled “VOTE REQUIRED FOR APPROVAL OF MATTERS AT THE MEETING” for more information.

If the Reorganization is approved, Acquired Fund shareholders who do not wish to have their Acquired Fund shares exchanged for shares of the Acquiring Fund as part of the Reorganization should consider redeeming their shares prior to the consummation of the Reorganization. If you redeem your shares, you may recognize a taxable gain or loss based on the difference between your tax basis in the shares and the amount you receive for them.

Timing. The Reorganization is scheduled to occur on or about January 20, 2023 (i.e., Closing Date), but may occur on such earlier or later date as the parties agree in writing.

Transfer and Valuation of the Assets. The Plan contemplates the transfer of all of the assets and liabilities of the Acquired Fund to the Acquiring Fund in exchange for shares of the Acquiring Fund having an aggregate NAV equal to the value of the assets of the Acquired Fund attributable to the Acquired Fund Shares on such date, less: (i) the value of cash to be distributed to Acquired Fund Shareholders; (ii) the value of the Acquired Fund Shares of IRA Shareholders, which shall be exchanged for Class A Shares of Goldman Sachs Financial Square Government Fund equal in value to the NAV of such Acquired Fund Shares; and (iii) the value of the liabilities of the Acquired Fund attributable to those Acquired Fund Shares on the Closing Date. The Acquired Fund would then distribute to its shareholders the portion of the Acquiring Fund shares to which each such shareholder is entitled. Thereafter, the Acquired Fund would be liquidated. All computations of value will be made by The Bank of New York Mellon (“BNYM”), in its capacity as provider of administrative services for the Acquired Fund.

Conditions to Closing the Reorganization. The obligation of each Fund to consummate the Reorganization is subject to the satisfaction of certain conditions, including the Fund’s performance of all of its obligations under the Plan, the receipt of certain documents and financial statements from the Funds and the receipt of all consents, orders and permits necessary to consummate the Reorganization. The Funds’ obligations are also subject to the receipt of a favorable opinion of Dechert LLP as to the U.S. federal income tax consequences of the Reorganization on the Acquired Fund, Acquiring Fund and the Acquired Fund shareholders that exchange their Acquired Fund Shares for the Acquiring Fund Shares.

Termination of the Plan. The Plan may be terminated and the Reorganization may be abandoned by action of the Acquiring Fund Trust Board or the Acquired Fund Trust Board at any time prior to the Closing Date, if circumstances should develop that, in the opinion of the Board, make proceeding with the Plan inadvisable.

Cost of the Reorganization. GSAM (or an affiliate) has agreed to pay the legal and other costs associated with each Fund’s participation in the Reorganization. Brokerage fees and expenses related to the disposition and acquisition of assets will be borne by the Funds.

MATERIAL FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATION

Federal Income Tax Consequences of the Reorganization

The following is a general summary of some of the important U.S. federal income tax consequences of the Reorganization, and is based upon the current provisions of the Code, the existing U.S. Treasury Regulations thereunder, current administrative rulings of the U.S. Internal Revenue Service (“IRS”) and published judicial decisions, all of which are subject to change, possibly with retroactive effect. These considerations are general in nature and apply with respect to Acquired Fund shareholders that exchange their Acquired Fund shares for Acquiring Fund Shares. Individual shareholders should consult their own tax advisors as to the federal, state, local, and foreign tax considerations applicable to them and their individual circumstances. These same considerations generally do not apply to shareholders who hold their shares in a tax-advantaged account, such as an individual retirement account (“IRA”) or qualified retirement plan and to the IRA Shareholders whose Acquired Fund Shares are exchanged for Class A Shares of Goldman Sachs Financial Square Government Fund.

The Reorganization is intended to be a tax-free “reorganization” within the meaning of Section 368 of the Code for federal income tax purposes. As a condition to the consummation of the Reorganization, Dechert will deliver an opinion (“Tax Opinion”) to the Acquiring Fund Trust Board and the Acquired Fund Trust to the effect that, based on the facts and assumptions stated therein (as well as certain representations made on behalf of the Acquired Fund and Acquiring Fund) and the existing federal income tax law, and conditioned on the Reorganization being completed in accordance with the Plan, for federal income tax purposes:

•

The Reorganization will qualify as a “reorganization” (as defined in Section 368(a)(1) of the Code), and each Fund will be a “party to the reorganization” (within the meaning of Section 368(b) of the Code);

•	No Fund will recognize any gain or loss as a direct result of the Reorganization;

•

The Acquired Fund’s shareholders will not recognize any gain or loss on the exchange of their Acquired Fund shares for Acquiring Fund shares, except with respect to cash received in lieu of fractional Acquiring Fund shares, if any;

•

The aggregate tax basis in Acquiring Fund shares that the Acquired Fund shareholder receives pursuant to the Reorganization will be the same as the aggregate tax basis in the Acquired Fund shares the shareholder holds immediately before the Reorganization (reduced by the amount of any tax basis allocable to a fractional share for which cash is received, if any). The holding period for Acquiring Fund shares that the Acquired Fund shareholder receives pursuant to the Reorganization will include the holding period for the Acquired Fund shares the shareholder holds immediately before the Reorganization, provided that the shareholder holds the shares as capital assets at the time of the Reorganization;

•

The Acquiring Fund’s tax basis in each asset the Acquired Fund transfers to it will be the same as the Acquired Fund’s tax basis therein immediately before the Reorganization, and the Acquiring Fund’s holding period for each such asset will include the Acquired Fund’s holding period therefore immediately after the Reorganization; and

•	The Acquired Fund’s tax attributes enumerated in Section 381(c) of the Code will be taken into account by the Acquiring Fund without limitation.

Notwithstanding the foregoing, no opinion will be expressed as to the tax consequences of the Reorganization on contracts or securities on which gain or loss is recognized upon the transfer of an asset regardless of whether such transfer would otherwise be a nonrecognition transaction under the Code and as to the IRA Shareholders exchanging their Acquired Fund Shares for Class A Shares of Goldman Sachs Financial Square Government Fund. Neither of the Funds have requested or will request an advance ruling from the IRS as to the U.S. federal income tax consequences of the Reorganization.

The Tax Opinion is not binding on the IRS or the courts and is not a guarantee that the tax consequences of the Reorganization will be as described above. If the Reorganization were consummated but the IRS or the courts were to determine that the Reorganization did not qualify as a tax-free reorganization under the Code, and thus was taxable, the Acquired Fund would recognize gain or loss on the transfer of its assets to the Acquiring Fund, and each shareholder of the Acquired Fund that held shares in a taxable account would recognize a taxable gain or loss equal to the difference between its tax basis in the Acquired Fund shares and the fair market value of the shares of the Acquiring Fund it received.

The tax year of the Acquired Fund is expected to continue with its Acquiring Fund, and the capital gains, if any, resulting from portfolio turnover prior to the Reorganization will be carried over to the Acquiring Fund. If the Reorganization were to end the tax year of the Acquired Fund (which is not the intended or expected plan as of the date of this Proxy Statement/Prospectus), it would accelerate distributions to shareholders from the Acquired Fund for its short tax year ending on the Closing Date. Such distributions may be taxable and would include any capital gains resulting from portfolio turnover prior to the Reorganization. If determined necessary by the Funds, the Acquired Fund will declare a distribution to shareholders, which together with all previous distributions, will have the effect of distributing to shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid), net tax-exempt income, if any, and net realized capital gains, if any, through the closing of the Reorganization. In addition, even if its tax year is expected to continue with the Acquiring Fund, the Acquired Fund if determined to be preferable, may declare a distribution to shareholders prior to the Reorganization.

General Limitation on Losses. Assuming the Reorganization qualifies as a tax-free reorganization, as expected, the Acquiring Fund will succeed to the tax attributes of the Acquired Fund upon the closing of the Reorganization, including any capital loss carryovers that could have been used by the Acquired Fund to offset its future realized capital gains, if any, for federal income tax purposes. Capital losses of the Acquired Fund, if any, may be carried forward indefinitely to offset future capital gains.

If, as is anticipated, at the time of the closing of the Reorganization, the Acquiring Fund has either no assets or de minimis assets incident to its organization, there will be no change of ownership of the Acquired Fund as a result of the Reorganization. Thus, the Reorganization of the Acquired Fund into the Acquiring Fund is not expected to result in any limitation on the future use by the Acquiring Fund of the Acquired Fund’s capital loss carryovers, if any. However, the capital losses of the Acquiring Fund, as the successor in interest to the Acquired Fund, may subsequently become subject to an annual limitation as a result of sales of the Acquiring Fund shares or other reorganization transactions in which the Acquiring Fund might engage post-Reorganization.

The foregoing description of the U.S. federal income tax consequences of the Reorganization applies generally to shareholders who are not tax-exempt investors and does not take into account your particular facts and circumstances. Consult your own tax advisor about the effect of state, local, foreign, and other tax laws because this discussion only relates to U.S. federal income tax laws.

Federal Income Tax Consequences of an Investment in the Acquiring Fund

As with any investment, you should consider how your investment in the Fund will be taxed. The tax information below is provided as general information. More tax information is available in the Statement of Additional Information. You should consult your tax adviser about the federal, state, local or foreign tax consequences of your investment in the Fund. Except as otherwise noted, the tax information provided assumes that you are a U.S. citizen or resident.

Unless your investment is through an IRA or other tax-advantaged account, you should carefully consider the possible tax consequences of Fund distributions and the sale of your Fund Shares.

Distributions

The Fund contemplates declaring as dividends each year all or substantially all of its taxable income. Distributions you receive from the Fund are generally subject to federal income tax, and may also be subject to state or local taxes. This is true whether you reinvest your distributions in additional Fund Shares or receive them in cash. For federal tax purposes, the Fund’s distributions attributable to net investment income and short-term capital gains are taxable to you as ordinary income while distributions of long-term capital gains are taxable to you as long-term capital gains, no matter how long you have owned your Fund Shares.

Under current provisions of the Code, the maximum individual rate applicable to long-term capital gains is generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. Fund distributions to non-corporate shareholders attributable to dividends received by the Fund from U.S. and certain qualified foreign corporations will generally be taxed at the long-term capital gain rate, as long as certain other requirements are met. For these lower rates to apply, the non-corporate shareholder must own their Fund Shares for at least 61 days during the 121-day period beginning 60 days before the Fund’s ex-dividend date. The amount of the Fund’s distributions that would otherwise qualify for this favorable tax treatment will be reduced as a result of the Fund’s securities lending activities or high portfolio turnover rate.

Distributions in excess of the Fund’s current and accumulated earnings and profits are treated as a tax-free return of your investment to the extent of your basis in the Shares, and generally as capital gain thereafter. A return of capital, which for tax purposes is treated as a return of your investment, reduces your basis in Shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition of Shares. A distribution will reduce the Fund’s NAV per share and may be taxable to you as ordinary income or capital gain even though, from an economic standpoint, the distribution may constitute a return of capital.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund Shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

The Fund’s investment in derivative instruments may require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to liquidate other investments in its portfolio that it otherwise would have continued to hold, including at times when it is not advantageous to do so.

The Fund’s transactions in derivatives (such as futures contracts and swaps) will be subject to special tax rules, the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to you. The Fund’s use of derivatives may result in the Fund realizing more short-term capital gains and ordinary income subject to tax at ordinary income tax rates than it would if it did not use derivatives.

Although distributions are generally treated as taxable to you in the year they are paid, distributions declared in October, November or December but paid in January are taxable as if they were paid in December. A percentage of the Fund’s dividends paid to corporate shareholders may be eligible for the corporate dividends-received deduction. This percentage may, however, be reduced as a result of the Fund’s securities lending activities or high portfolio turnover rate. Character and tax status of all distributions will be available to shareholders after the close of each calendar year.

The Fund may be subject to foreign withholding or other foreign taxes on income or gain from certain foreign securities. In general, the Fund may deduct these taxes in computing its taxable income.

If you buy Shares of the Fund before it makes a distribution, the distribution will be taxable to you even though it may actually be a return of a portion of your investment. This is known as “buying into a dividend.”

Taxes on Creations and Redemptions of Creation Units

A person who exchanges securities for Creation Units generally will recognize a gain or loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time of exchange and the sum of the exchanger’s aggregate basis in the securities surrendered and the amount of any cash paid for such Creation Units. A person who exchanges Creation Units for securities will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the sum of the aggregate market value of the securities received. The IRS, however, may assert that a loss realized upon an exchange of primarily securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Persons exchanging securities for Creation Units or redeeming Creation Units should consult their own tax adviser with respect to whether wash sale rules apply and when a loss might be deductible and the tax treatment of any creation or redemption transaction.

Under current U.S. federal income tax laws, any capital gain or loss realized upon a redemption (or creation) of Creation Units is generally treated as long-term capital gain or loss if the Shares (or securities surrendered) have been held for more than one year and as a short-term capital gain or loss if the Shares (or securities surrendered) have been held for one year or less.

Sales of Fund Shares

Your sale of Fund Shares is a taxable transaction for federal income tax purposes, and may also be subject to state and local taxes. When you sell your Shares, you will generally recognize a capital gain or loss in an amount equal to the difference between your adjusted tax basis in the Shares and the amount received. Generally, this capital gain or loss is long-term or short-term depending on whether your holding period exceeds one year, except that any loss realized on Shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain dividends that were received on the Shares. Additionally, any loss realized on a sale, exchange or redemption of Shares of the Fund may be disallowed under “wash sale” rules to the extent the Shares disposed of are replaced with other Shares of that Fund within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition (such as pursuant to a dividend reinvestment in Shares of the Fund). If disallowed, the loss will be reflected in an adjustment to the basis of the Shares acquired.

Other Information

You may be subject to backup withholding at a rate of 24% with respect to taxable distributions if you do not provide your correct taxpayer identification number, or certify that it is correct, or if you have been notified by the IRS that you are subject to backup withholding.

Non-U.S. investors are generally subject to U.S. withholding tax and may be subject to estate tax with respect to their Fund Shares. However, withholding is generally not required on properly designated distributions to non-U.S. investors of long-term capital gains. Non-U.S. investors generally are not subject to U.S. federal income tax withholding on certain distributions of interest income and/or short-term capital gains that are designated by the Fund. It is expected that the Fund will generally make designations of short-term gains, to the extent permitted, but the Fund does not intend to make designations of any distributions attributable to interest income. Therefore, all distributions of interest income will be subject to withholding when paid to non-U.S. investors.

Withholding of U.S. tax (at a 30% rate) is required with respect to payments of taxable dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to enable the applicable withholding agent to determine whether withholding is required.

Reporting to you and the IRS is required annually on Form 1099-B with respect to not only the gross proceeds of Fund Shares you sell or redeem but also their cost basis. Shareholders should contact their intermediaries with respect to reporting of cost basis and available elections with respect to their accounts. You should carefully review the cost basis information provided by the applicable intermediary and make any additional basis, holding period or other adjustments that are required when reporting these amounts on your federal income tax returns.

CHARTER DOCUMENTS OF GOLDMAN SACHS ETF TRUST

The Acquiring Fund is a series of the Goldman Sachs ETF Trust, an open-end management investment company. The Acquiring Fund Trust is organized as a Delaware statutory trust and was established by an Agreement and Declaration of Trust dated December 16, 2009. Accordingly, the operations of the Acquiring Fund are governed by the Goldman Sachs ETF Trust’s Amended and Restated Declaration of Trust and By-Laws, each as amended. The operations of the Acquiring Fund are also governed by applicable Delaware law and are subject to the provisions of the 1940 Act and the roles and regulations of the SEC thereunder.

The Acquired Fund is a series of the Goldman Sachs Trust, a Delaware statutory trust established by an Agreement and Declaration of Trust dated January 28, 1997. Accordingly, the operations of the Acquired Fund are governed by the Acquired Fund Trust’s Amended and Restated Declaration of Trust and By-Laws, each as amended. The operations of the Acquired Fund are also governed by applicable Delaware law and are subject to the provisions of the 1940 Act and the roles and regulations of the SEC thereunder.

The following is a summary of certain important differences between the organizational documents governing the Acquired Fund and the Acquiring Fund. It is not a complete description of these governing documents. In many instances, shareholders of the Acquired Fund will have the same or similar rights as shareholders of the Acquiring Fund. The organizational documents of the Acquiring Fund Trust and Acquired Fund Trust contain certain procedural differences with respect to record dates and notice of shareholder meetings, with the Acquiring Fund Trust permitted to set a record date up to 120 days before a meeting (as compared to 90 for the Acquired Fund Trust) and allowed more flexibility as to the timing of the required notice. The Acquiring Fund Trust also has more flexibility than the Acquired Fund Trust to amend its Declaration of Trust without shareholder approval. In addition, the organizational documents for the Acquiring Fund Trust, unlike those for the Acquired Fund Trust, contain a requirement for shareholders to make a pre-suit demand prior to bringing a derivative action. For more information, shareholders should review the applicable governing documents in their entirety.

Shareholder Voting Powers and Meetings
Notice of Shareholder Meetings	ETF	The Secretary or an Assistant Secretary shall call a meeting of Shareholders by order pursuant to Section 2.2 [of the By-Laws] by giving written notice of the place (including that the meeting will be held by remote communication, as applicable), date and hour, and general nature of the business to be transacted at that meeting not less than ten (10) days (or such other number of days as the Board of Trustees shall determine in its sole discretion) before the date of the meeting, to each Shareholder entitled to vote at such meeting. (By-laws)
	GST	Notice of all meetings of the Shareholders, stating the time, place (including that the meeting will be held by remote communication, as applicable) and purposes of the meeting, shall be given by the Trustees by mail or telegraphic or electronic means to each Shareholder at his address as recorded on the register of the Trust mailed at least (10) days and not more than ninety (90) days before the meeting. (By-laws)
Record Date	ETF	The Trustees may fix in advance a date up to one hundred and twenty (120) days (or such other number of days as the Board of Trustees shall determine in its sole discretion) before the date of any Shareholders’ meeting as a record date for the determination of the Shareholders entitled to notice of, and to vote at, any such meeting (subject to the provisions of Section 6.2(e) of the Declaration of Trust with respect to redeemed Shares). Subject to the provisions of Section 6.2(e) of the Declaration of Trust with respect to redeemed Shares, the Shareholders of record entitled to vote at a Shareholders’ meeting shall be deemed the Shareholders of record at any

Shareholder Voting Powers and Meetings
meeting that has been postponed or reconvened after one or more adjournments, unless the Trustees have fixed a new record date. (By-laws)
GST

The Trustees may fix in advance a date up to ninety (90) days before the date of any Shareholders’ meeting, or the date for the payment of any dividends or other distributions, or the date for the allotment of rights, or the date when any change or conversion or exchange of Shares shall go into effect as a record date for the determination of the Shareholders entitled to notice of, and to vote at, any such meeting, or entitled to receive payment of such dividend or other distribution, or to receive any such allotment of rights, or to exercise such rights in respect of any such change, conversion or exchange of Shares. (Declaration of Trust)

For the purpose of determining the Shareholders who are entitled to notice of and to vote at any meeting, or to participate in any distribution, or for the purpose of any other action, the Trustees may from time to time close the transfer books for such period, not exceeding thirty (30) days, as the Trustees may determine; or without closing the transfer books the Trustees may fix a date not more than ninety (90) days prior to the date of any meeting of Shareholders or distribution or other action as a record date for the determination of the persons to be treated as Shareholders of record for such purposes, except for dividend payments which shall be governed by the Declaration. (By-laws)

Derivative Actions	ETF

The Shareholder or Shareholders must make a pre-suit demand upon the Trustees to bring the subject action unless an effort to cause the Trustees to bring such an action is not likely to succeed. For purposes of this Section 8.9(a), a demand on the Trustees shall only be deemed not likely to succeed and therefore excused if a majority of the Board of Trustees, or a majority of any committee established to consider the merits of such action, is composed of Trustees who are not “independent trustees” (as that term is defined in the Delaware Act). (Declaration of Trust)

For purposes of this Section 8.9, the Board of Trustees may designate a committee of one Trustee to consider a Shareholder demand if necessary to create a committee with a majority of Trustees who are “independent trustees” (as that term is defined in the Delaware Act). The Trustees shall be entitled to retain counsel or other advisors in considering the merits of the request and may require an undertaking by the Shareholders making such request to reimburse the Trust for the expense of any such advisors in the event that the Trustees determine not to bring such action. (Declaration of Trust)

	GST	While there are certain provisions regarding derivative suits, there are no provisions that correspond specifically to these provisions.
Amendments to the Declaration of Trust	ETF	This Declaration of Trust may be restated and/or amended at any time by (i) an instrument in writing signed by a majority of the Trustees then holding office or (ii) adoption by a majority of the Trustees then holding office of a resolution specifying the restatement and/or amendment. Any such restatement and/or amendment hereto shall be effective immediately upon such execution or adoption. No vote or consent of any Shareholder shall be required for any amendment to this Declaration of Trust except (i) as determined by the Trustees in their sole discretion or (ii) as required by federal law, including the 1940 Act, but only to the extent so required. (Declaration of Trust)

Shareholder Voting Powers and Meetings
GST	The Trustees may, without any Shareholder vote, amend or otherwise supplement this Declaration by making an amendment, a Declaration of Trust supplemental hereto or an amended and restated trust instrument; provided, that Shareholders shall have the right to vote on any amendment (a) which would adversely affect the voting rights of Shareholders granted in Article VII, Section 1, (b) to this Section 8, (c) required to be approved by Shareholders by law or by the Trust’s registration statement(s) filed with the Commission, and (d) submitted to them by the Trustees in their discretion. (Declaration of Trust)

FUNDAMENTAL INVESTMENT POLICIES OF THE FUNDS

The fundamental investment policies of the Acquiring Fund and the Acquired Fund have no material differences. For the purpose of this section, “the Fund” refers to each Fund and “the Trust” refers to each Trust.

The investment restrictions set forth below have been adopted by the Trust as fundamental policies that cannot be changed with respect to the Fund without the affirmative vote of the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund. The investment objective of the Fund and all other investment policies or practices of the Fund are considered by the Trust not to be fundamental and accordingly may be changed without shareholder approval. For purposes of the 1940 Act, a “majority” of the outstanding voting securities means the lesser of (i) 67% or more of the shares of the Trust or the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Trust or the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Trust or the Fund.

For purposes of the following limitations (except for the asset coverage requirement with respect to borrowings, which is subject to different requirements under the 1940 Act), any limitation which involves a maximum percentage shall not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by, the Fund. In applying fundamental investment restriction number (1) below to derivative transactions or instruments, including, but not limited to, futures, swaps, forwards, options and structured notes, the Fund will look to the industry of the reference asset(s) and not to the counterparty or issuer. With respect to the Fund’s fundamental investment restriction number (2) below, in the event that asset coverage (as defined in the 1940 Act) at any time falls below 300%, the Fund, within three days thereafter (not including Sundays and holidays) or such longer period as the SEC may prescribe by rules and regulations, will reduce the amount of its borrowings to the extent required so that the asset coverage of such borrowings will be at least 300%.

Fundamental Investment Restrictions

As a matter of fundamental policy, the Fund may not:

1)

Invest more than 25% of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (for the purposes of this restriction, the U.S. Government, state and municipal governments and their agencies, authorities and instrumentalities are not deemed to be industries);

2)	Borrow money, except as permitted by the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction;

The following interpretation applies to, but is not part of, this fundamental policy: In determining whether a particular investment in portfolio instruments or participation in portfolio transactions is subject to this borrowing policy, the accounting treatment of such instrument or participation shall be considered, but shall not by itself be determinative. Whether a particular instrument or transaction constitutes a borrowing shall be determined by the Board, after consideration of all of the relevant circumstances;

3)

Make loans, except through (a) the purchase of debt obligations, loan interests and other interests or obligations in accordance with the Fund’s investment objective and policies; (b) repurchase agreements with banks, brokers, dealers and other financial institutions; (c) loans of securities as permitted by applicable law or pursuant to an exemptive order granted under the 1940 Act; and (d) loans to affiliates of the Fund to the extent permitted by law;

4)	Underwrite securities issued by others, except to the extent that the sale of portfolio securities by the Fund may be deemed to be an underwriting;

5)

Purchase, hold or deal in real estate, although the Fund may purchase and sell securities that are secured by real estate or interests therein or that reflect the return of an index of real estate values, securities of issuers which invest or deal in real estate, securities of real estate investment trusts and mortgage-related securities and may hold and sell real estate it has acquired as a result of the ownership of securities;

6)

Invest in physical commodities, except that the Fund may invest in currency and financial instruments and contracts in accordance with its investment objective and policies, including, without limitation, structured notes, futures contracts, swaps, options on commodities, currencies, swaps and futures, ETFs, investment pools and other instruments, regardless of whether such instrument is considered to be a commodity; and

7)	Issue senior securities to the extent such issuance would violate applicable law.

The Fund may, notwithstanding any other fundamental investment restriction or policy, invest some or all of its assets in a single open-end investment company or series thereof with substantially the same fundamental investment restrictions and policies as the Fund.

ADDITIONAL INFORMATION ABOUT THE FUNDS

Other Investment Practices and Securities

The following tables identify some of the investment techniques that may (but are not required to) be used by the Funds in seeking to achieve their investment objectives. The tables also highlight the similarities between the Funds in their use of these techniques and other investment practices and investment securities. Numbers in these tables show allowable usage only; for actual usage, consult the Funds’ annual/semi-annual reports. For more information about these and other investment practices and securities, see Exhibit B.

Acquiring Fund

On each business day, before commencement of trading in Fund Shares on NYSE Arca, the Fund will disclose on its website (http:// www.gsamfunds.com) the identities and quantities of the portfolio securities and other assets held by the Fund that will form the basis for the Fund’s calculation of NAV at the end of the business day. In addition, a description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Statement of Additional Information.

Acquired Fund

The Fund publishes on its website (http://www.gsamfunds.com) complete portfolio holdings as of the end of each calendar quarter subject to a 60 day lag between the date of the information and the date on which the information is disclosed. The Fund may, however, at its discretion, publish its holdings earlier than 60 calendar days, if deemed necessary by the Fund. In addition, the Fund publishes on its website certain month-end holdings information (month-end top ten holdings) subject to a fifteen calendar-day lag between the date of the information and the date on which the information is disclosed. In addition, a description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s SAI.

10	Percent of total assets (including securities lending collateral) (italic type)

10	Percent of net assets (excluding borrowings for investment purposes) (roman type)

•	No specific percentage limitation on usage; limited only by the objective and strategies of the Fund.

	Acquired Fund	Acquiring Fund
Investment Practices
Borrowings	33 1⁄3	33 1⁄3
Credit, Currency, Equity, Index, Interest Rate, Total Return and Mortgage Swaps and Options on Swaps	•	•
Cross Hedging of Currencies	•	•
Custodial Receipts and Trust Certificates	•	•
Equity Swaps	•	•
Foreign Currency Transactions (including forward contracts)*	•	•
Illiquid Investments**	15	15
Interest Rate Caps, Floors and Collars	•	•
Investment Company Securities (including ETFs)***	10	10
Mortgage Dollar Rolls	•	•
Options on Foreign Currencies[1]	•	•
Options on Futures[2]	•	•

	Acquired Fund	Acquiring Fund
Options on Securities and Securities Indices	•	•
Options[2]	•	•
Preferred Stock	•	•
Repurchase Agreements	•	•
Reverse Repurchase Agreements (for investment purposes)	•	•
Securities Lending	33 1⁄3	33 1⁄3
Short Sales	•	•
Unseasoned Companies	•	•
Warrants and Stock Purchase Rights	•	•
When-Issued Securities and Forward Commitments	•	•

*	Limited by the amount the Fund may invest in foreign securities.
**

Illiquid investments are any investments that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.

***

This percentage limitation does not apply to the Fund’s investments in other investment companies (including ETFs) where a higher percentage limitation is permitted under the Investment Company Act or rules, regulations or exemptive relief thereunder.

1	The Fund may purchase and sell call and put options on foreign currencies.
2	The Fund may sell call and put options and purchase call and put options on securities and securities indices in which they may invest.

10	Percent of net assets (excluding borrowings for investment purposes) (roman type)

•	No specific percentage limitation on usage; limited only by the objective and strategies of the Fund.

	Acquired Fund	Acquiring Fund
Investment Securities
American Depository Receipts	•	•
Asset-Backed and Mortgage-Backed Securities[1]	•	•
Bank Obligations[1]	20	20
Commodity-Linked Derivative Instruments[3]	•	•
Convertible Securities[4]	•	•
Corporate Debt Obligations[1]	•	•
Corporate Debt Obligations and Trust Preferred Securities	20	20
Equity Investments	80+	80+
Emerging Country Securities[2]	•	•
Fixed Income Securities	20	20
Foreign Government Securities[1]	•	•
Foreign Securities[2]	•	•
Municipal Securities[1]	•	•
Non-Investment Grade Fixed Income Securities[5]	•	•
Real Estate Investment Trusts (“REITs”)	•	•
Stripped Mortgage-Backed Securities[1]	•	•
Structured Securities (which may include equity-linked notes)[6]	•	•
Subsidiary Shares	•	•

	Acquired Fund	Acquiring Fund
Temporary Investments	•	•
U.S. Government Securities[1]	•	•
Yield Curve Options and Inverse Floating Rate Securities	•	•

1	Limited by the amount the Fund invests in fixed income securities and limited to cash equivalents only.
2	Limited by the amount the Fund may invest in foreign securities.
3

The Fund may invest in commodity-linked derivative instruments only to the extent permissible under applicable law then in effect or in reliance upon a private letter ruling from the IRS or an opinion of counsel, or other applicable guidance or relief provided by the IRS or other agencies.

4	Convertible securities purchased by the Fund use the same rating criteria for convertible and non-convertible debt securities.
5	May be BB+ or lower by S&P Global Ratings or Ba1 or lower by Moody’s or have a comparable credit rating by another NRSRO at the time of investment.
6	Structured securities are not subject to the same minimum credit quality requirements as the Fund’s investments in fixed income securities.

Investment Adviser

GSAM has been registered as an investment adviser with the SEC since 1990 and is an indirect, wholly-owned subsidiary of The Goldman Sachs Group, Inc. and an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”). Founded in 1869, The Goldman Sachs Group, Inc. is a publicly-held financial holding company and a leading global investment banking, securities and investment management firm. As of June 30, 2022, GSAM, including its investment advisory affiliates, had assets under supervision of approximately $2.27 trillion.

The Investment Adviser is responsible for the day-to-day management of the Funds and places purchase and sale orders for the Funds’ portfolio transactions in U.S. and foreign markets. As permitted by applicable law, these orders may be directed to any executing brokers, dealers, FCMs or other counterparties, including Goldman Sachs and its affiliates. While the Investment Adviser is ultimately responsible for the management of the Funds, it is able to draw upon the research and expertise of its asset management affiliates with respect to managing certain portfolio securities. In addition, the Investment Adviser has access to proprietary tools developed by Goldman Sachs (subject to legal, internal, regulatory and Chinese wall restrictions), and will apply quantitative and qualitative analysis in determining the appropriate allocations among categories of issuers and types of securities.

The Investment Adviser also performs the following additional services for the Funds, to the extent such services are not required to be performed by others pursuant to the fund administration and accounting agreement, the custodian agreement, the transfer agency agreement, distribution agreement or such other agreements with service providers to the Funds that the respective Boards of Trustees have approved:

•

Supervises non-advisory operations of the Fund, including oversight of vendors hired by the Fund, oversight of Fund liquidity and risk management, oversight of regulatory inquiries and requests with respect to the Fund made to the Investment Adviser, valuation and accounting oversight and oversight of ongoing compliance with federal and state securities laws, tax regulations, and other applicable law

•	Provides personnel to perform such executive, administrative and clerical services as are reasonably necessary to provide effective administration of the Fund

•

Arranges for, at the Fund’s expense: (a) the preparation of all required tax returns, (b) the preparation and submission of reports to existing shareholders, (c) the periodic updating of prospectuses and statements of additional information and (d) the preparation of reports to be filed with the SEC and other regulatory authorities

•	Maintains the records of the Fund

•	Provides office space and necessary office equipment and services for the Investment Adviser

•	Markets the Fund

An investment in the Funds may be negatively impacted because of the operational risks arising from factors such as processing errors and human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel, and errors caused by third-party service providers or trading counterparties. The use of certain investment strategies that involve manual or additional processing, such as over-the-counter derivatives, increases these risks. Although the Funds attempt to minimize such failures through controls and oversight, it is not possible to identify all of the operational risks that may affect the Funds or to develop processes and controls that completely eliminate or mitigate the occurrence of such failures. The Funds and their shareholders could be negatively impacted as a result.

GSAM may manage other funds, accounts, additional pooled vehicles and/or separate accounts that have similar investment strategies to those of the Funds. These funds, pooled vehicles or accounts may perform differently than the Funds despite their similar strategies. Because the pooled vehicles may not be registered under the Investment Company Act, they are subject to fewer regulatory restraints than the Funds (e.g., fewer trading constraints) and may employ strategies that are not subject to the same constraints as the Funds.

From time to time, Goldman Sachs or any of its affiliates may purchase and hold Shares of the Funds. Goldman Sachs and its affiliates reserve the right to redeem or sell at any time some or all of the Shares acquired for their own accounts.

Management Fee and Other Expenses

Acquiring Fund

Pursuant to the Fund’s Management Agreement, as compensation for its services to the Fund, the Investment Adviser is entitled to a management fee, computed daily and payable monthly, at an annual rate listed below (as a percentage of the Fund’s average daily net assets). Under the Management Agreement, the Investment Adviser is responsible for substantially all the expenses of the Fund, excluding payments under the Fund’s 12b-1 plan (if any), interest expenses, taxes, acquired fund fees and expenses, brokerage fees, costs of holding shareholder meetings and litigation, indemnification and extraordinary expenses.

Fund	Fee as a Percentage of Average Daily Net Assets
Goldman Sachs Defensive Equity ETF	0.55%

The Investment Adviser may waive a portion of its management fee, including fees earned as the Investment Adviser to any of the affiliated funds in which the Fund invests, except those management fees it earns from the Fund’s investments of cash collateral received in connection with securities lending transactions in affiliated funds, from time to time, and may discontinue or modify any such waivers in the future, consistent with the terms of any fee waiver arrangements that may be in place.

A discussion regarding the basis for the Board of Trustees’ approval of the Management Agreement for the Acquiring Fund will be available in the Fund’s first annual or semi-annual report following its launch.

Acquired Fund

As compensation for its services and its assumption of certain expenses, the Investment Adviser is entitled to the following fees, computed daily and payable monthly, at the annual rates listed below (as a percentage of the Fund’s average daily net assets):

	Contractual Management Fee Annual Rate	Average Daily Net Assets	Actual Rate For the Fiscal Year Ended December 31, 2021*
Defensive Equity Fund	0.53%	First $1 Billion	0.53%
	0.48%	Next $1 Billion
	0.45%	Next $3 Billion
	0.44%	Next $3 Billion
	0.43%	Over $8 Billion

*

The Actual Rate, which reflects the combined management fees paid to GSAM by the Fund, may not correlate to the Contractual Management Fee Annual Rate as a result of management fee waivers that may be in effect from time to time.

The Investment Adviser has agreed to waive a portion of its management fee payable by the Fund in an amount equal to any management fees it earns as an investment adviser of the affiliated funds in which the Fund invests, except those management fees it earns from the Fund’s investments of cash collateral received in connection with securities lending transactions in affiliated funds. These arrangements will remain in effect through at least April 29, 2023, and prior to such date, the Investment Adviser may not terminate the arrangements without the approval of the Board of Trustees. The management fee waivers may be modified or terminated by the Investment Adviser at its discretion and without shareholder approval after such date, although the Investment Adviser does not presently intend to do so. In addition to the management fee waivers described above, the Investment Adviser may waive an additional portion of its management fee, including fees earned as the Investment Adviser to any of the affiliated funds in which the Fund invests, from time to time, and may discontinue or modify any such waivers in the future, consistent with the terms of any fee waiver arrangements in place

The discussion regarding the basis for the board of Trustees’ approval of the Management Agreement for the Fund in 2021 is available in the Fund’s annual report dated December 31, 2021.

The Investment Adviser has agreed to reduce or limit “Other Expenses” (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, dividend and interest expenses on short sales, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses), to 0.004% of average daily net assets for the Fund, through at least April 29, 2023, and prior to such date, the Investment Adviser may not terminate the arrangements without the approval of the Board of Trustees. The expense limitations may be modified or terminated by the Investment Adviser at its discretion and without shareholder approval after such date, although the Investment Adviser does not presently intend to do so. The Fund’s “Other Expenses” may be further reduced by any custody and transfer agency fee credits received by the Fund.

Activities of Goldman Sachs and its Affiliates and Other Accounts Managed by Goldman Sachs

The involvement of the Investment Adviser, Goldman Sachs and their affiliates in the management of, or their interest in, other accounts and other activities of Goldman Sachs will present conflicts of interest with respect to the Fund and will, under certain circumstances, limit the Fund’s investment activities. Goldman Sachs is a worldwide, full service investment banking, broker dealer, asset management and financial services organization and a major participant in global financial markets that provides a wide range of financial services to a substantial and diversified client base that includes corporations, financial institutions, governments and individuals. As such, it acts as a broker-dealer, investment adviser, investment banker, underwriter, research provider, administrator, financier, adviser, market maker, trader, prime broker, derivatives dealer, clearing agent, lender, counterparty, agent, principal, distributor, investor or in other commercial capacities for accounts or companies or affiliated or unaffiliated investment funds (including pooled investment vehicles and private funds) in which one or more accounts, including the Fund, invest. In those and other capacities, Goldman Sachs and its affiliates advise and deal with clients and third parties in all markets and transactions and purchase, sell, hold and recommend a broad array of investments, including securities, derivatives, loans, commodities, currencies, credit default swaps, indices, baskets and other financial instruments and products for their own accounts or for the accounts of their customers and have other direct and indirect interests in the global fixed income, currency, commodity, equities, bank loans and other markets in which the Fund directly and indirectly invests. Thus, it is expected that the Fund will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which Goldman Sachs and its affiliates perform or seek to perform investment banking or other services. The Investment Adviser and/or certain of its affiliates are the managers of the Goldman Sachs Funds. The Investment Adviser and its affiliates earn fees from this and other relationships with the Fund. Although management fees paid by the Fund to the Investment Adviser and certain other fees paid to the Investment Adviser’s affiliates are based on asset levels, the fees are not directly contingent on Fund performance, and the Investment Adviser and its affiliates will still receive significant compensation from the Fund even if shareholders lose money. Goldman Sachs and its affiliates engage in proprietary trading and advise accounts and funds which have investment objectives similar to those of the Fund and/or which engage in and compete for transactions in the same types of securities, currencies and instruments as the Fund. Goldman Sachs and its affiliates will not have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Fund. The results of the Fund’s investment activities, therefore, will likely differ from those of Goldman Sachs, its affiliates and other accounts managed by Goldman Sachs, and it is possible that the Fund could sustain losses during periods in which Goldman Sachs and its affiliates and other accounts achieve significant profits on their trading for proprietary or other accounts. In addition, the Fund may enter into transactions in which Goldman Sachs and its affiliates or their other clients have an adverse interest. For example, the Fund may take a long position in a security at the same time that Goldman Sachs and its affiliates or other accounts managed by the Investment Adviser or its affiliates take a short position in the same security (or vice versa). These and other transactions undertaken by Goldman Sachs, its affiliates or Goldman Sachs-advised clients may, individually or in the aggregate, adversely impact the Fund. Transactions by one or more Goldman Sachs-advised clients or the Investment Adviser may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund. The Fund’s activities will, under certain circumstances, be limited because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions. As a global financial services firm, Goldman Sachs and its affiliates also provide a wide range of investment banking and financial services to issuers of securities and investors in securities. Goldman Sachs, its affiliates and others associated with it are expected to create markets or specialize in, have positions in and/or effect transactions in, securities of issuers held by the Fund, and will likely also perform or seek to perform investment banking and financial services for one or more of those issuers. Goldman Sachs and its affiliates are expected to have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Fund.

For more information about conflicts of interest, see the section entitled “Potential Conflicts of Interest” in the Statement of Additional Information.

The Fund will, from time to time, make brokerage and other payments to Goldman Sachs and its affiliates in connection with the Fund’s portfolio investment transactions, in accordance with applicable law.

The Fund’s Board of Trustees may approve a securities lending program where an affiliate of the Investment Adviser is retained to serve as the securities lending agent for the Fund to the extent that the Fund engages in the securities lending program. For these services, the lending agent would receive a fee from the

Fund, including a fee based on the returns earned on the Fund’s investment of the cash received as collateral for the loaned securities.

Comparison of Distributor and Transfer Agent

	The Acquired Fund	The Acquiring Fund
Distributor	Goldman Sachs, 200 West Street, New York, NY 10282, serves as the exclusive distributor (the “Distributor”) of the Fund’s shares.	ALPS Distributors, Inc., 1290 Broadway, Suite 1000, Denver, Colorado 80203, serves as the exclusive distributor of Creation Units of Shares of the Fund pursuant to a “best efforts” arrangement as provided by a distribution agreement with the Trust on behalf of the Fund. Shares of the Fund are offered and sold on a continuous basis by the Distributor, acting as agent. The Distributor does not maintain a secondary market in the Fund’s Shares.

Transfer Agent

Goldman Sachs, 71 S. Wacker Drive, Chicago, IL 60606, also serves as the Fund’s transfer agent (the “Transfer Agent”) and, as such, performs various shareholder servicing functions.

For its transfer agency services, Goldman Sachs is entitled to receive a transfer agency fee equal, on an annualized basis, to 0.04% of average daily net assets with respect to Institutional Shares, and 0.16% of average daily net assets with respect to the other Funds’ Class A and Class C Shares, as applicable.

From time to time, Goldman Sachs or any of its affiliates may purchase and hold shares of the Fund. Goldman Sachs and its affiliates reserve the right to redeem at any time some or all of the shares acquired for their own accounts.

The Bank of New York Mellon (“BNYM”), 240 Greenwich Street, New York, New York 10286, serves as the Trust’s transfer and dividend disbursing agent. Under its transfer agency agreement with the Trust, BNYM has undertaken with the Trust to provide the following services with respect to the Fund: (i) perform and facilitate the performance of purchases and redemptions of Creation Units, (ii) prepare and transmit by means of Depository Trust Company’s (“DTC”) book-entry system payments for dividends and distributions on or with respect to the Shares declared by the Trust on behalf of the Fund, (iii) prepare and deliver reports, information and documents as specified in the transfer agency agreement, (iv) perform the customary services of a transfer agent and dividend disbursing agent, and (v) render certain other miscellaneous services as specified in the transfer agency agreement or as otherwise agreed upon.

The Acquired Fund	The Acquiring Fund

BNYM is the custodian of the Trust’s portfolio securities and cash. The custodian of the Trust may change from time to time. BNYM also maintains the Trust’s accounting records. BNYM may appoint domestic and foreign sub-custodians and use depositories from time to time to hold securities and other instruments purchased by the Trust in foreign countries and to hold cash and currencies for the Trust.

BNYM provides administrative services pursuant to a fund administration agreement with the Trust (the “Fund Administration and Accounting Agreement”) pursuant to which BNYM provides certain services, including, among others, (i) preparation of certain shareholder reports and communications; (ii) preparation of certain reports and filings with the SEC; (iii) certain NAV computation services; and (iv) such other services for the Trust as may be mutually agreed upon between the Trust and BNYM. For its services under the Fund Administration and Accounting Agreement, BNYM receives such fees based on a stated percentage of net assets as are agreed upon from time to time between the parties. In addition, BNYM is reimbursed for reasonable out-of-pocket expenses incurred in connection with the Fund Administration and Accounting Agreement. In addition, an affiliate of BNYM will also provide certain other services for the Trust, including, (i) providing foreign exchange transaction services and (ii) executing trades in connection with certain creation and redemption transactions effected partially in cash. For

The Acquired Fund	The Acquiring Fund
these services, the BNYM affiliate will receive compensation based on levels that are negotiated with the Trust and/or the Investment Adviser. BNYM also provides certain middle office services to GSAM pursuant to a service agreement.

DISTRIBUTIONS

The Funds pay distributions from their investment income and from net realized capital gains.

Distributions from net investment income, if any, are normally declared and paid quarterly for the Acquiring Fund, and distributions from net capital gains, if any, are normally declared and paid annually for the Acquiring Fund. In addition the Acquiring Fund may occasionally make a distribution at a time when it is not normally made.

In addition to the net investment income dividends paid quarterly, the Acquiring Fund may also earn additional net investment income throughout the year. Any additional net investment income will be distributed annually as a declared event and paid to shareholders of record for such events.

From time to time a portion of the Acquiring Fund’s distributions may constitute a return of capital for tax purposes, and/or may include amounts in excess of the Acquiring Fund’s net investment income for the period calculated in accordance with generally accepted accounting principles (“GAAP”).

Dividends and other distributions on Shares of the Acquiring Fund are distributed on a pro rata basis to beneficial owners of such Shares. Dividend payments are made through DTC Participants and Indirect Participants (each as described in the Book Entry section below) to beneficial owners then of record with proceeds received from the Acquiring Fund.

No dividend reinvestment service is provided by the Acquiring Fund. Broker-dealers may make available the DTC book-entry dividend reinvestment service for use by beneficial owners of the Acquiring Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole Shares of the Acquiring Fund purchased in the secondary market.

For the Acquired Fund, both distributions from net investment income, if any, and distributions from net capital gains, if any, are normally declared and paid annually.

EXPERTS

The financial highlights and financial statements of the Acquired Fund incorporated in this Proxy Statement/Prospectus by reference to the Annual Report for the period ended December  31, 2021, have been so incorporated in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of such firm as experts in auditing and accounting.

FINANCIAL HIGHLIGHTS

No financial highlights are provided for the Acquiring Fund because the Acquiring Fund is newly organized and has not yet commenced investment operations. For financial statement purposes, the Acquired Fund will remain the “accounting survivor.” This means that the Acquiring Fund will continue to show the historical investment performance and returns of the Acquired Fund (even after conversion of the Acquired Fund).

The financial highlights for the Acquired Fund are included in the Acquiring Fund’s prospectus, which is incorporated by reference herein.

OTHER INFORMATION

Premium/Discount Information

The Acquiring Fund has not yet commenced operations as of the date of the prospectus and, therefore, does not have information to report regarding how often the Shares of the Fund traded on the Exchange at a price above NAV (i.e., a premium) or below NAV (i.e., a discount). When available, information regarding how often Shares of the Fund traded on the Exchange at a premium or discount during the most recently completed calendar year and the most recently completed calendar quarter(s) since that year (or the life of the Fund, if shorter) can be found at www.gsamfunds.com.

Continuous Offering

The method by which Creation Units are created and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Acquiring Fund Trust on an ongoing basis, a “distribution,” as such term is used in the Securities Act, may occur at any point. Broker dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery and liability provisions of the Securities Act.

For example, a broker dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent Shares, and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

Broker dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary trading transactions), and thus dealing with Shares that are part of an “unsold allotment” within the meaning of Section 4(a)(3)(C) of the Securities Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. This is because the prospectus delivery exemption in Section 4(a)(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the Investment Company Act. As a result, broker dealer firms should note that dealers who are not underwriters but are participating in a distribution (as contrasted with ordinary secondary market transactions) and thus dealing with the Shares that are part of an overallotment within the meaning of Section 4(a)(3)(A) of the Securities Act would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. Firms that incur a prospectus delivery obligation with respect to Shares are reminded that, under Rule 153 of the Securities Act, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on the Exchange is satisfied by the fact that the prospectus is available at the Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

In addition, certain affiliates of the Fund and the Investment Adviser may purchase and resell Fund Shares pursuant to the Prospectus.

	The Acquired Fund	The Acquiring Fund
Distribution and Service Plan	The Trust has adopted a distribution and service plan (the “Plan”) under which Class A and Class C Shares bear distribution and/or service fees paid to	The Board of Trustees of the Trust has adopted a distribution and service plan (“Plan”) pursuant to Rule 12b-1 under the Investment Company Act.

The Acquired Fund	The Acquiring Fund

Goldman Sachs, some of which Goldman Sachs may pay to Intermediaries. Intermediaries seek distribution and/or servicing fee revenues to, among other things, offset the cost of servicing small and medium sized plan investors and providing information about the Fund. If the fees received by Goldman Sachs pursuant to the Plan exceed its expenses, Goldman Sachs may realize a profit from these arrangements. Goldman Sachs generally receives and pays the distribution and service fees on a quarterly basis.

Under the Plan, Goldman Sachs is entitled to a monthly fee from the Fund for distribution services equal, on an annual basis, to 0.25% and 0.75% of the Fund’s average daily net assets attributed to Class A and Class C, respectively. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time, these fees will increase the cost of your investment and may cost you more than paying other types of such charges.

The distribution fees are subject to the requirements of Rule 12b-1 under the Investment Company Act, and may be used (among other things) for:

•  Compensation paid to and expenses incurred by Intermediaries, Goldman Sachs and their respective officers, employees and sales representatives;

•  Commissions paid to Intermediaries;

•  Allocable overhead;

•  Telephone and travel expenses;

Under the Plan, the Fund is authorized to pay distribution fees in connection with the sale and distribution of its Shares and pay service fees in connection with the provision of ongoing services to shareholders of the Fund and the maintenance of shareholder accounts in an amount up to 0.25% of its average daily net assets each year.

No Rule 12b-1 fees are currently paid by the Fund, and there are no current plans to impose these fees. However, in the event Rule 12b-1 fees are charged in the future, because these fees are paid out of the Fund’s assets on an ongoing basis, these fees will increase the cost of your investment in the Fund. By purchasing Shares subject to distribution fees and service fees, you may pay more over time than you would by purchasing Shares with other types of sales charge arrangements. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the rules of FINRA. The net income attributable to Shares will be reduced by the amount of distribution fees and service fees and other expenses of the Fund.

	The Acquired Fund	The Acquiring Fund

•  Interest and other costs associated with the financing of such compensation and expenses;

•  Printing of prospectuses for prospective shareholders;

•  Preparation and distribution of sales literature or advertising of any type; and

•  All other expenses incurred in connection with activities primarily intended to result in the sale of Class A and Class C Shares.

In connection with the sale of Class C Shares, Goldman Sachs normally begins paying the 0.75% distribution fee as an ongoing commission to Intermediaries after the shares have been held for one year. Goldman Sachs normally begins accruing the annual 0.25% distribution fee for the Class A, as ongoing commission to Intermediaries, immediately. Goldman Sachs generally pays the distribution fee on a quarterly basis.

Interest of Certain Persons	Exhibit D to this Proxy Statement/Prospectus sets forth the persons who owned beneficially more than 5% of each Fund as of October 31, 2022.

You can obtain more free information about each Fund from your Authorized Institution or

	Acquiring Fund Acquired Fund - Institutional	Acquired Fund - Class A & C
By telephone:	1-800-621-2550	1-800-526-7384
By mail:	Goldman Sachs Funds P.O. Box 06050 Chicago, IL 60606	Goldman Sachs Funds P.O. Box 219711 Kansas City, MO 64121

On the Internet: SEC EDGAR database – http://www.sec.gov.

The Funds’ statements of additional information and shareholder reports, when available, can be obtained free of charge by using the contact information above or visiting the Fund’s website at: www.gsamfunds.com.

Annual and semi-annual reports to shareholders, and quarterly reports filed with the SEC, when available, provide information about each Fund’s investments. An annual report discusses market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Each Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended and the 1940 Act and files reports, proxy statements and other information with the SEC. These reports, proxy statements and other information filed by the Funds can be inspected and copied (for a duplication fee) at the public reference facilities of the SEC at 100 F Street, N.E., Washington, D.C. Copies of these materials can also be obtained by mail from the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, Washington, D.C. 20549, at prescribed rates. In addition, copies of these documents may be viewed onscreen or downloaded from the SEC’s Internet site at http://www.sec.gov.

VOTE REQUIRED FOR APPROVAL OF MATTERS AT THE MEETING

A quorum for the transaction of business at the Meeting is established by the presence, in person or by proxy, of holders representing one-third of the votes entitled to be cast at the Meeting by the Acquired Fund, but any lesser number will be sufficient for adjournments. The Acquired Fund must independently establish a quorum to transact business at the Meeting concerning the Acquired Fund. Proposal 1 will be voted upon by the Shareholders of the Acquired Fund. The adoption of Proposal 1 requires an affirmative vote of the lesser of: (i) 67% or more of the voting securities of the Acquired Fund that are present at the meeting or represented by proxy, if holders of shares representing more than 50% of the outstanding voting securities of the Acquired Fund are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the Acquired Fund (a “1940 Act Majority”). With respect to shareholder approval, GSAM seed capital makes up approximately 88% of the Acquired Fund’s assets. The GSAM seed capital shares will echo vote how the majority of beneficial shares vote.

If a proxy card is properly executed and returned accompanied by instructions to withhold authority (an abstention), the shares represented thereby will be counted as shares present and entitled to vote for purposes of determining whether a quorum is present, but will not be counted as a vote in favor of Proposal 1. Accordingly, abstentions effectively will be a vote against Proposal 1, for which the required vote is a 1940 Act Majority. Ordinarily, broker non-votes, if any, would be counted as shares present and entitled to vote for purposes of determining whether a quorum is present, but would not be counted as a vote in favor of the Proposal. However, because Proposal 1 is considered non-routine, broker non-votes are inapplicable to this solicitation and will have no impact on establishing quorum or the votes cast for or against Proposal 1.

In the event that at the time any session of the Meeting is called to order a quorum is not present in person or by proxy for the Acquired Fund, or if a quorum is present but sufficient votes in favor of a Proposal have not been received, the Meeting may be adjourned to a later date by the chair of the Meeting or by a vote of Shareholders of the Acquired Fund to permit further solicitation of proxies with respect to a Proposal. In the event of a Shareholder vote on adjournment, any such adjournment will require the affirmative vote of a majority of the votes cast, and the persons named as proxies will vote those proxies which they are entitled to vote in favor of any such Proposal in favor of such an adjournment, and will vote those proxies required to be voted against any such Proposal against any such adjournment. The chair of the Meeting may adjourn the Meeting whether or not a quorum is present. A Shareholder vote may be taken on a Proposal in this Combined Proxy Statement/Prospectus prior to such adjournment if sufficient votes for its approval have been received. Such vote will be considered final regardless of whether the Meeting is adjourned to permit additional solicitation with respect to any other Proposal. Subject to the foregoing, the Meeting may be adjourned and re-adjourned without further notice to Shareholders.

SHAREHOLDER PROPOSALS

The Acquired Fund Trust is not required and does not intend to hold a meeting of Shareholders each year. Instead, meetings will be held only when and if required by law or as otherwise determined by the Acquired Fund Trust Board. Any Shareholder desiring to present a proposal for consideration at the next meeting of Shareholders of the Acquired Fund must submit the proposal in writing, so that it is received by the Acquired Fund within a reasonable time before any meeting. The proposals should be sent to the Acquired Fund Trust at its address stated on the first page of this Combined Proxy Statement/Prospectus.

ADDITIONAL INFORMATION

Investment Adviser/Administrator

Goldman Sachs Asset Management, L.P.

200 West Street

New York, New York 10282

Distributor (Acquired Fund)

Goldman Sachs & Co. LLC

200 West Street

New York, NY10282

November 8, 2022

Shareholders who do not expect to be present at the Meeting and who wish to have their shares voted are requested to vote by mail, Internet or telephone. If you choose to vote by mail, please sign and date the enclosed proxy card and return it in the enclosed envelope. No postage is required if mailed in the United States. If you choose to vote by Internet or telephone, please use the control number on the proxy card and follow the instructions on the proxy card. If you have any questions regarding the proxy materials please contact GSAM Shareholder Services at 1-800-621-2550.

EXHIBIT A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION AND LIQUIDATION

GOLDMAN SACHS DEFENSIVE EQUITY ETF

This Agreement and Plan of Reorganization and Liquidation (the “Plan”) is made as of [●], 2022 by and between Goldman Sachs Trust, a Delaware statutory trust (“Acquired Fund Trust”), on behalf of its series Goldman Sachs Defensive Equity Fund (the “Acquired Fund”), and Goldman Sachs ETF Trust, a Delaware statutory trust (“Acquiring Fund Trust”), on behalf of its series Goldman Sachs Defensive Equity ETF (the “Acquiring Fund”) and, with respect to paragraphs 10.2 and 15.3 of this Plan, Goldman Sachs Asset Management, L.P. (“GSAM”).

This agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the “Code”). The reorganization and liquidation will consist of the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange for shares of beneficial interest of the Acquiring Fund (“Acquiring Fund Shares”) equal in aggregate net asset value to the outstanding shares of beneficial interest of the Acquired Fund (“Acquired Fund Shares”), the assumption by the Acquiring Fund of all liabilities of the Acquired Fund, and the distribution of the Acquiring Fund Shares to the applicable shareholders of the Acquired Fund (the “Acquired Fund Shareholders”, excluding IRA Shareholders (defined below)) in complete liquidation of the Acquired Fund, as provided herein (the “Reorganization”), all upon the terms and conditions hereinafter set forth in this Plan. The Acquiring Fund is, and will be immediately prior to the date of the closing (the “Closing Date”) (defined in paragraph 3.1), a shell series, without assets or liabilities, created for the purpose of acquiring the assets and liabilities of the Acquired Fund.

WHEREAS, each of the Acquired Fund and the Acquiring Fund is a series of an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the Board of Trustees of Goldman Sachs Trust (the “Acquired Fund Trust Board”) has determined, with respect to the Acquired Fund, that the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquired Fund and that the interest of the existing Acquired Fund Shareholders will not be diluted as a result of the Reorganization; and

WHEREAS, the Board of Trustees of Goldman Sachs ETF Trust (the “Acquiring Fund Trust Board”) has determined, with respect to the Acquiring Fund, that the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquiring Fund;

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF THE ACQUIRED FUND (AS DEFINED HEREINAFTER) TO THE ACQUIRING FUND IN EXCHANGE FOR ACQUIRING FUND SHARES, THE ASSUMPTION OF ALL OF THE ACQUIRED FUND’S LIABILITIES (AS DEFINED HEREINAFTER) AND THE LIQUIDATION OF THE ACQUIRED FUND

1.1. Subject to the requisite approvals and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer all of its Assets, as set forth in paragraph 1.2, to the Acquiring Fund, and the Acquiring Fund agrees in exchange therefor:

(a) to deliver to the Acquired Fund the number of full Acquiring Fund Shares having an aggregate net asset value equal to the value of the Assets of the Acquired Fund attributable to the Acquired Fund Shares on such date, less:

(i) the value of cash to be distributed to Acquired Fund Shareholders;

(ii) the value of the Acquired Fund Shares of shareholders of the Acquired Fund whose Acquired Fund Shares are held through a fund direct IRA (“IRA Shareholders”), which shall be exchanged for Class A Shares of Goldman Sachs Financial Square Government Fund equal in value to the net asset value of such Acquired Fund Shares; and

(iii) the value of the Liabilities of the Acquired Fund attributable to those Acquired Fund Shares as of the time as set forth in paragraph 1.3;

with the number of full shares to be delivered determined by dividing the value of the Acquired Fund’s net Assets, computed in the manner and as of the time and date set forth in paragraph 2.1, except for the sum of the values in subparagraph (a)(i)-(iii) of this paragraph 1.1, by the net asset value of one Acquiring Fund Share, computed in the manner and as of the time and date set forth in paragraph 2.1; and

(b) to assume all liabilities of the Acquired Fund, as set forth in paragraph 1.3.

Such transactions shall take place on the Closing Date provided for in paragraph 3.1.

1.2. The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all assets and property, including, without limitation, all cash, securities, commodities and futures interests and dividends or interests receivable that are owned by the Acquired Fund and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the Closing Date, except for assets having a value equal to the sum of the values in subparagraph (a)(i)-(iii) of paragraph 1.1 (collectively, “Assets”).

1.3. The Acquired Fund will endeavor to discharge all of its liabilities and obligations prior to the Closing Date. The Acquiring Fund shall also assume all of the liabilities of the Acquired Fund, whether accrued or contingent, known or unknown, existing at the Valuation Date as defined in paragraph 2.1 (collectively, “Liabilities”). The Acquired Fund may declare and pay to its shareholders (as defined in paragraph 1.4) one or more dividends and/or other distributions on or prior to the Closing Date so that it will have distributed all of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, through the Closing Date.

1.4. Immediately after the transfer of Assets provided for in paragraph 1.1, the Acquired Fund Trust will take such actions necessary to complete the liquidation of the Acquired Fund. To complete the liquidation, the Acquired Fund Trust, on behalf of the Acquired Fund, will (a) distribute to its respective shareholders of record (“Shareholders”), determined as of the Valuation Date (as defined in paragraph 2.1), other than IRA Shareholders, on a pro rata basis, the Acquiring Fund Shares received by the Acquired Fund pursuant to paragraph 1.1, with cash distributed in lieu of fractional shares; (b) with respect to IRA Shareholders, will initiate the exchange of for Acquired Fund Shares for Class A Shares of Goldman Sachs Financial Square Government Fund equal in value to the net asset value of such Acquired Fund Shares held by such Acquired Fund Shareholders; and (c) completely liquidate. Such distribution and liquidation will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund’s Shareholders. The aggregate net asset value of Acquiring Fund Shares to be so credited to the Acquired Fund’s Shareholders, shall be equal to the aggregate net asset value of the Acquired Fund Shares owned by the Acquired Fund’s Shareholders on the Closing Date less: (a) the value of cash to be distributed to Acquired Fund Shareholders in lieu of fractional Acquiring Fund Shares and (ii) the value of the Acquired Fund Shares of IRA Shareholders whose Acquired Fund Shares are held through a fund direct IRA, which shall be exchanged for Class A Shares of Goldman Sachs Financial Square Government Fund equal in value to the net asset value of such Acquired Fund Shares. All issued and outstanding Shares of the Acquired Fund will simultaneously be redeemed and canceled on the books of the Acquired Fund. The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with such exchange. For the avoidance of doubt, Acquired Fund Shareholders who hold Acquired Fund Shares through a fund direct IRA will have their shares exchanged for Class A Shares of Goldman Sachs Financial Square Government Fund equal in value to the NAV of their Acquired Fund shares, unless such an Acquired Fund Shareholder provides alternative direction prior to the Reorganization.

1.5. The Acquiring Fund Shares will be issued in the manner that complies with the Acquiring Fund Trust’s Declaration of Trust.

1.6. Any reporting responsibility of the Acquired Fund, including, but not limited to, the responsibility for filing regulatory reports, or other documents with the U.S. Securities and Exchange Commission (“SEC”), any state securities commission, or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund up to and including the Closing Date.

1.7. Any reporting responsibility of the Acquired Fund, including, but not limited to, the responsibility for filing tax returns, or other documents with any Federal, state or local tax authorities with respect to the tax year ending on or before the Closing Date, is and shall remain the responsibility of the Acquired Fund.

2. VALUATION

2.1. The value of the Assets shall be the value of such Assets computed as of immediately after the close of business of the New York Stock Exchange and after the declaration of any dividends by the Acquired Fund, on the Closing Date (such time and date being hereinafter called the “Valuation Date”), using the valuation procedures set forth in the then-current prospectus and statement of additional information with respect to the Acquired Fund and valuation procedures established by the Acquired Fund Trust Board (which are the same in all material respects as those of the Acquiring Fund).

2.2. The aggregate net asset value of the Acquiring Fund Shares shall be the net asset value per share computed as of the Valuation Date, using the valuation procedures set forth in the Acquiring Fund’s then-current prospectus and statement of additional information and valuation procedures established by the Acquiring Fund Trust Board (which are the same in all material respects as those of the Acquired Fund).

2.3. The number of the Acquiring Fund Shares to be issued in exchange for the Acquired Fund’s Assets shall be determined by dividing the value of the net assets with respect to the Acquired Fund Shares, determined using the same valuation procedures referred to in paragraph 2.1, except for the sum of the values in subparagraph (a)(i)-(iii) of paragraph 1.1, by the net asset value per share of the Acquiring Fund Shares, determined in accordance with paragraph 2.2.

2.4. As of the date of this Plan, the Acquired Fund has several classes of shares. It is currently expected that, on or about January 17, 2023, all issued and outstanding Shares of the Acquired Fund classes other than Institutional Class will be converted into Institutional Class Shares. As a result, the Acquired Fund is expected to offer only Institutional Class Shares as of the Valuation Time.

2.5. All computations of value shall be made by The Bank of New York Mellon (“BNYM”), in its capacity as administrator for the Acquired Fund.

3. CLOSING AND CLOSING DATE

3.1. The Closing Date shall be on or about January 20, 2023 or such other date as the parties may agree. All acts taking place at the closing of the transactions provided for in this Plan (the “Closing”) shall be deemed to take place simultaneously as of immediately after the close of business on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00 p.m. Eastern time. The Closing shall be held at the offices of GSAM or at such other time and/or place, including by virtual means, as the parties may agree. Without limiting the generality of the foregoing, and subject thereto, at the Closing, except as otherwise provided herein, all the Assets, rights, privileges, powers and franchises of the Acquired Fund shall vest in the Acquiring Fund, and all Liabilities, restrictions, disabilities and duties of the Acquired Fund shall become the Liabilities, obligations, restrictions, disabilities and duties of the Acquiring Fund.

3.2. The Acquired Fund shall direct BNYM, as custodian for the Acquired Fund (the “Custodian”), to deliver, at the Closing, a certificate of an authorized officer stating that the Assets have been delivered in proper form to the Acquiring Fund. The Acquired Fund’s portfolio securities represented by a certificate or other written instrument shall be presented by the Custodian to those persons at the Custodian who have primary responsibility for the safekeeping of the Assets of the Acquiring Fund, which Custodian also serves as the custodian for the Acquiring Fund. Such presentation shall be made for examination no later than five business days preceding the Closing Date, and shall be transferred and delivered by the Acquired Fund as of the Closing Date for the account of the Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Custodian shall deliver to those persons at the Custodian who have primary responsibility for the safekeeping of the Assets of the Acquiring Fund as of the Closing Date by book entry, in accordance with customary practices of the Custodian and the requirements of Section 17(f) and the rules thereunder, the Acquired Fund’s Assets. The cash to be transferred by the Acquired Fund shall be delivered by wire transfer of Federal funds on the Closing Date. To the extent that any Assets of the Acquired Fund, for any reason, are not transferable at the Closing, the Acquired Fund shall cause such Assets of the Acquired Fund to be transferred to the Acquiring Fund’s account with BNYM at the earliest practicable date thereafter.

3.3. The Acquired Fund shall direct BNYM, in its capacity as transfer agent for the Acquired Fund (the “Transfer Agent”), to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund’s Shareholders and the number and percentage ownership of outstanding Acquired Fund Shares owned by each such Shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver to the Secretary of the Acquired Fund prior to the Closing Date a confirmation evidencing that the appropriate number of Acquiring Fund Shares will be credited to the Acquired Fund on the Closing Date, or provide other evidence satisfactory to the Acquired Fund as of the Closing Date that such Acquiring Fund Shares have been credited to the Acquired Fund’s accounts on the books of the Acquiring Fund. At the Closing, each of the Acquired Funds and the Acquiring Fund shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

3.4. In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund (each, an “Exchange”) shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquired Fund or the Acquiring Fund is impracticable (in the judgment of the Acquired Fund Trust Board with respect to the Acquired Fund and Acquiring Fund Trust Board with respect to the Acquiring Fund), the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

4. REPRESENTATIONS AND WARRANTIES

4.1. Except as has been fully disclosed to the Acquiring Fund in a written instrument executed by an officer, Acquired Fund Trust, on behalf of the Acquired Fund, represents and warrants to the Acquiring Fund, as follows:

(a) The Acquired Fund is a series of Acquired Fund Trust, which is a statutory trust duly organized, validly existing, and in good standing under the laws of the State of Delaware with power under its Declaration of Trust and By-Laws to own all of its Assets and to carry on its business as it is now being conducted;

(b) Acquired Fund Trust is a registered investment company classified as a management company of the open-end type, and its registration with the SEC as an investment company under the 1940 Act, and the registration of the Acquired Fund Shares under the Securities Act of 1933, as amended (“1933 Act”), have not been revoked or rescinded and are in full force and effect;

(c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except the approvals specifically contemplated by this Plan and such as have been obtained under the 1933 Act, the Securities Exchange Act of 1934, as amended (“1934 Act”), and the 1940 Act, and such as may be required by state securities laws and the NYSE Arca, Inc.;

(d) The current prospectus and statement of additional information of the Acquired Fund and each prospectus and statement of additional information of the Acquired Fund used at all times prior to the Closing Date conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the SEC thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(e) On the Closing Date, Acquired Fund Trust, on behalf of the Acquired Fund, will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such Assets, Acquiring Fund Trust, on behalf of the Acquiring Fund, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Acquiring Fund;

(f) The Acquired Fund is not engaged currently, and the execution, delivery and performance of this Plan will not result, in (i) a material violation of Acquired Fund Trust’s Declaration of Trust or By-Laws, or of any agreement, indenture, instrument, contract, lease or other undertaking to which Acquired Fund Trust, on behalf of the Acquired Fund, is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which Acquired Fund Trust, on behalf of the Acquired Fund, is a party or by which it is bound;

(g) All material contracts or other commitments of the Acquired Fund (other than this Plan and certain investment contracts, including options, futures, and forward contracts) will terminate without liability to the Acquired Fund on or prior to the Closing Date;

(h) Except as otherwise disclosed in writing to and accepted by Acquiring Fund Trust, on behalf of the Acquiring Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against Acquired Fund Trust, on behalf of the Acquired Fund, or any of its Assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. Acquired Fund Trust, on behalf of the Acquired Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquired Fund’s business or its ability to consummate the transactions herein contemplated;

(i) The Statement of Assets and Liabilities, Statement of Operations, Statements of Changes in Net Assets, and Schedule of Investments of the Acquired Fund dated December 31, 2021 have been audited by PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm, and are in accordance with accounting principles generally accepted in the United States of America (“GAAP”) consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) present fairly, in all material respects, the financial condition of the Acquired Fund as of such date in accordance with GAAP, and there are no known contingent Liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

(j) Since December 31, 2021, there has not been any material adverse change in the Acquired Fund’s financial condition, Assets, Liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund. For the purposes of this subparagraph (j), a decline in net asset value per share of the Acquired Fund Shares due to declines in market values of securities held by the Acquired Fund, the discharge of the Acquired Fund’s Liabilities, or the redemption of the Acquired Fund Shares shall not constitute a material adverse change;

(k) On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquired Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquired Fund’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(l) For each taxable year of its operation (including with respect to the taxable year that includes the Closing Date the portion of such taxable year up to the Closing Date), the Acquired Fund has met (or will meet) the requirements of Subchapter M of the Code for qualification as a regulated investment company, has been (or will be) eligible to and has computed (or will compute) its Federal income tax under Section 852 of the Code;

(m) All issued and outstanding Shares of the Acquired Fund are, and on the Closing Date will be, duly and validly issued and outstanding and, subject to the qualifications set forth in the Acquired Fund Trust’s Declaration of Trust, fully paid and non-assessable by Acquired Fund Trust and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. All of the issued and outstanding Shares of the Acquired Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Acquired Fund, as provided in paragraph 3.3. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Fund Shares, nor is there outstanding any security convertible into any of the Acquired Fund Shares;

(n) The execution, delivery and performance of this Plan will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Acquired Fund Trust Board, on behalf of the Acquired Fund, and this Plan will constitute a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(o) The information to be furnished by the Acquired Fund for use in registration statements, proxy statements and other documents filed or to be filed with any Federal, state or local regulatory authority (including the Financial Industry Regulatory Authority), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations thereunder applicable thereto; and

(p) The combined proxy statement and prospectus (“Proxy Statement”) to be included in the Registration Statement referred to in paragraph 5.5, insofar as the information relates to and was provided by the Acquired Fund, will, on the effective date of the Registration Statement on Form N-14 (“Registration Statement”) and on the Closing Date (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading, provided, however, that the representations and warranties of this subparagraph (p) shall not apply to statements in or omissions from the

Proxy Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquiring Fund for use therein, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act, and the 1940 Act and the rules and regulations thereunder.

4.2. Except as has been fully disclosed to the Acquired Fund in a written instrument executed by an officer of Acquiring Fund Trust, Acquiring Fund Trust, on behalf of the Acquiring Fund, represents and warrants to the Acquired Fund, as follows:

(a) The Acquiring Fund is a series of Acquiring Fund Trust, which is a statutory trust duly organized, validly existing, and in good standing under the laws of the State of Delaware with power under its Declaration of Trust and By-Laws to own all of its properties and Assets and to carry on its business as it is now being conducted;

(b) Acquiring Fund Trust is a registered investment company classified as a management company of the open-end type, and its registration with the SEC as an investment company under the 1940 Act, and the registration of the Acquiring Fund Shares under the 1933 Act have not been revoked or rescinded and are in full force and effect;

(c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and such as may be required by state securities laws and the NYSE Arca, Inc.;

(d) The current prospectus and statement of additional information of the Acquiring Fund and each prospectus and statement of additional information of the Acquiring Fund used at all times prior to the Closing Date conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the SEC thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(e) On the Closing Date, Acquiring Fund Trust, on behalf of the Acquiring Fund, will have good and marketable title to the Acquiring Fund’s Assets, free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquired Fund has received notice and necessary documentation at or prior to the Closing;

(f) The Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Plan will not result, in (i) a material violation of Acquiring Fund Trust’s Declaration of Trust or By-Laws, or of any agreement, indenture, instrument, contract, lease or other undertaking to which Acquiring Fund Trust, on behalf of the Acquiring Fund, is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which Acquiring Fund Trust, on behalf of the Acquiring Fund, is a party or by which it is bound;

(g) Except as otherwise disclosed in writing to and accepted by Acquired Fund Trust, on behalf of the Acquired Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the Acquiring Fund’s knowledge, threatened against Acquiring Fund Trust, on behalf of the Acquiring Fund, or any of the Acquiring Fund’s Assets that, if adversely determined, would materially and adversely affect the Acquiring Fund’s financial condition or the conduct of its business. Acquiring Fund Trust, on behalf of the Acquiring Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquiring Fund’s business or its ability to consummate the transactions herein contemplated;

(h) All issued and outstanding Acquiring Fund Shares are, and on the Closing Date will be, duly and validly issued and outstanding and, subject to the qualifications set forth in the Acquiring Fund Trust’s Declaration of Trust, fully paid and non-assessable by Acquiring Fund Trust and will have been offered in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares;

(i) The execution, delivery and performance of this Plan will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Acquiring Fund Trust Board, on behalf of the Acquiring Fund, and this Plan will constitute a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(j) The Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund’s Shareholders, pursuant to the terms of this Plan, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and, subject to the qualifications set forth in the Acquiring Fund Trust’s Declaration of Trust, will be fully paid and non-assessable by the Acquiring Fund;

(k) The Acquiring Fund intends to take all steps necessary to ensure that it meets the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and to be eligible to compute its federal income tax under Section 852 of the Code for each taxable year.

(l) The information to be furnished by the Acquiring Fund for use in the registration statements, proxy statements and other documents that may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations thereunder applicable thereto; and

(m) The Proxy Statement to be included in the Registration Statement (and any amendment or supplement thereto), insofar as it relates to the Acquiring Fund and the Acquiring Fund Shares, will, from the effective date of the Registration Statement through the Closing Date (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading, provided, however, that the representations and warranties of this subparagraph (m) shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquired Fund for use therein, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act, and the 1940 Act and the rules and regulations thereunder.

5. COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

5.1. The Acquiring Fund and the Acquired Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable. The Acquiring Fund is not currently operational.

5.2. The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Plan.

5.3. The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund Shares.

5.4. Subject to the provisions of this Plan, the Acquiring Fund and the Acquired Fund will each take, or cause to be taken, all action, and do or cause to be done all things, reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Plan.

5.5. The Acquired Fund has provided the Acquiring Fund with information reasonably necessary for the preparation of the Proxy Statement (referred to in subparagraph 4.1(p)) to be included in a Registration Statement on Form N-14, in compliance with the 1933 Act, the 1934 Act and the 1940 Act.

5.6. The Acquired Fund will call, convene and hold a meeting of Acquired Fund Shareholders as soon as practicable, in accordance with applicable law and the Acquired Fund Trust Declaration of Trust and By-Laws, for the purpose of approving this Plan and the transactions contemplated herein as set forth in the Proxy Statement, and for such other purposes as may be necessary or desirable. In the event that insufficient votes are received from shareholders, the meeting may be adjourned as permitted under the Declaration of Trust and By-Laws and applicable law, and as set forth in the Proxy Statement, in order to permit further solicitation of proxies.

5.7. As soon as is reasonably practicable after the Closing, the Acquired Fund will make a liquidating distribution to its respective shareholders consisting of the Acquiring Fund Shares received at the Closing.

5.8. The Acquiring Fund and the Acquired Fund shall each use their reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Plan as promptly as practicable.

5.9. Acquired Fund Trust, on behalf of the Acquired Fund, covenants that it will, from time to time, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as Acquiring Fund Trust, on behalf of the Acquiring Fund, may reasonably deem necessary or desirable in order to vest in and confirm (a) Acquired Fund Trust’s, on behalf of the Acquired Fund, title to and possession of the Acquiring Fund Shares to be delivered hereunder, and (b) Acquiring Fund Trust’s, on behalf of the Acquiring Fund, title to and possession of all the Assets and otherwise to carry out the intent and purpose of this Plan.

5.10. The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

6. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

The obligations of Acquired Fund Trust, on behalf of the Acquired Fund, to consummate the transactions provided for herein shall be subject, at Acquired Fund Trust’s election, to the performance by Acquiring Fund Trust, on behalf of the Acquiring Fund, of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

6.1. The Plan and the transactions contemplated herein shall have been approved by the requisite vote of the Acquired Fund Shareholders in accordance with the provisions of the Acquired Fund Trust Declaration of Trust and By-Laws, applicable Delaware law and the 1940 Act.

6.2. All representations and warranties of Acquiring Fund Trust, on behalf of the Acquiring Fund, contained in this Plan shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Plan, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

6.3. Acquiring Fund Trust, on behalf of the Acquiring Fund, shall have delivered to the Acquired Fund a certificate executed in the name of the Acquiring Fund by its President or Vice President and its Treasurer or

Assistant Treasurer, in a form reasonably satisfactory to the Acquired Fund, and dated as of the Closing Date, to the effect that the representations and warranties of Acquiring Fund Trust, on behalf of the Acquiring Fund, made in this Plan are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Plan, and as to such other matters as Acquired Fund Trust shall reasonably request;

6.4. Acquiring Fund Trust, on behalf of the Acquiring Fund, shall have performed all of the covenants and complied with all of the provisions required by this Plan to be performed or complied with by Acquiring Fund Trust, on behalf of the Acquiring Fund, on or before the Closing Date; and

6.5. The Acquired Fund and the Acquiring Fund shall have agreed on the number of Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1. For the avoidance of doubt, the Acquiring Fund shall not issue fractional shares, and cash shall be distributed to Acquired Fund Shareholders in connection with this Reorganization in lieu of fractional Acquiring Fund Shares.

7. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of Acquiring Fund Trust, on behalf of the Acquiring Fund, to complete the transactions provided for herein shall be subject, at Acquired Fund Trust’s election, to the performance by Acquired Fund Trust, on behalf of the Acquired Fund, of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

7.1. All representations and warranties of Acquired Fund Trust, on behalf of the Acquired Fund, contained in this Plan shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Plan, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

7.2. Acquired Fund Trust, on behalf of the Acquired Fund, shall have delivered to the Acquiring Fund a statement of the Acquired Fund’s Assets and Liabilities, as of the Closing Date, certified by the Treasurer of the Acquired Fund;

7.3. Acquired Fund Trust, on behalf of the Acquired Fund, shall have delivered to the Acquiring Fund a certificate executed in the name of the Acquired Fund by its President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties of Acquired Fund Trust, on behalf of the Acquired Fund, made in this Plan are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Plan, and as to such other matters as Acquiring Fund Trust shall reasonably request;

7.4. Acquired Fund Trust, on behalf of the Acquired Fund, shall have performed all of the covenants and complied with all of the provisions required by this Plan to be performed or complied with by Acquired Fund Trust, on behalf of the Acquired Fund, on or before the Closing Date; and

7.5. The Acquired Fund and the Acquiring Fund shall have agreed on the number of Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1. For the avoidance of doubt, the Acquiring Fund shall not issue fractional shares, and cash shall be distributed to Acquired Fund Shareholders in connection with this Reorganization in lieu of fractional Acquiring Fund Shares.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

If any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to Acquired Fund Trust, on behalf of the Acquired Fund, or Acquiring Fund Trust, on behalf of the Acquiring Fund, the other party to this Plan (or in the case of Paragraph 8.1, either party to this Plan) shall, at its option, not be required to consummate the transactions contemplated by this Plan:

8.1. On the Closing Date no action, suit or other proceeding shall be pending or, to either party’s knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Plan or the transactions contemplated herein;

8.2. All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities, and the NYSE Arca, Inc. deemed necessary by each party to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the Assets of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions;

8.3. The Registration Statement (and the Proxy Statement included therein) shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act; and

8.4. Each of the parties shall have received an opinion of counsel to the parties substantially to the effect that based upon certain facts, assumptions, and representations, and the existing provisions of the Code, Treasury regulations promulgated thereunder, for U.S. federal income tax purposes:

(a) The acquisition by the Acquiring Fund of all of the properties of the Acquired Fund in exchange solely for Acquiring Fund Shares and the assumption of all Liabilities of the Acquired Fund by the Acquiring Fund followed by the distribution of Acquiring Fund Shares to the Acquired Fund Shareholders in exchange for their Shares in complete liquidation and termination of the Acquired Fund will constitute a tax-free reorganization under Section 368(a) of the Code. The Acquiring Fund and Acquired Fund each will be “a party to a reorganization” within the meaning of Section 368(b) of the Code.

(b) The Acquired Fund will not recognize gain or loss upon the transfer of the Assets of the Acquired Fund to Acquiring Fund in exchange solely for the assumption of all the Acquired Fund’s Liabilities and the Acquiring Fund Shares, except that the Acquired Fund may be required to recognize gain or loss with respect to contracts described in Section 1256(b) of the Code or stock in a passive foreign investment company, as defined in Section 1297(a) of the Code.

(c) The Acquired Fund will not recognize gain or loss upon the distribution to its Shareholders of the Acquiring Fund Shares received by the Acquired Fund in the Reorganization.

(d) The Acquiring Fund will recognize no gain or loss upon receiving the Assets of the Acquired Fund in exchange solely for the assumption of all Liabilities of the Acquired Fund and the issuance of the Acquiring Fund Shares.

(e) The Acquired Fund Shareholders will recognize no gain or loss upon receiving Acquiring Fund Shares solely in exchange for their Shares (except with respect to cash received in lieu of fractional shares).

(f) The aggregate basis of the Acquiring Fund Shares received by the Acquired Fund Shareholder in the Reorganization will be the same as the aggregate basis of the Acquired Fund Shares exchanged in the Reorganization (reduced by any amount of tax basis allocable to fractional shares for which cash is received).

(g) The Acquired Fund Shareholder’s holding period for the Acquiring Fund Shares received by the Shareholder in the Reorganization will include the holding period during which the Shareholder held Shares of the Acquired Fund surrendered in exchange therefor, provided that the Shareholder held the shares as a capital asset on the date of Reorganization.

(h) The tax basis of the Assets of the Acquired Fund acquired by the Acquiring Fund will be the same as the tax basis of such Assets to the Acquired Fund immediately prior to the Reorganization;

(i) The holding period of the Assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which those Assets were held by the Acquired Fund; and

(j) The Acquired Fund’s tax attributes enumerated in Section 381(c) of the Code will be taken into account by the Acquiring Fund without limitation.

The delivery of such opinion is conditioned upon receipt by counsel to the parties of representations it shall request of the parties. Notwithstanding anything herein to the contrary, the parties may not waive the condition set forth in this paragraph 8.4.

9. INDEMNIFICATION

9.1. Acquiring Fund Trust, on behalf of the Acquiring Fund and solely out of the Acquiring Fund’s Assets, agrees to indemnify and hold harmless the Acquired Fund from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquired Fund may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Plan.

9.2. Acquired Fund Trust, on behalf of the Acquired Fund and solely out of the Acquired Fund’s Assets, agrees to indemnify and hold harmless the Acquiring Fund from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquiring Fund may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquired Fund of any of its representations, warranties, covenants or agreements set forth in this Plan.

10. BROKERAGE FEES AND EXPENSES

10.1. The Acquiring Fund and the Acquired Fund represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein, other than any brokerage fees and expenses incurred in connection with the Reorganization.

10.2. The expenses relating to the proposed Reorganization will be borne by GSAM (except brokerage costs, trading taxes and other transaction costs associated with portfolio adjustments). The costs of the Reorganization shall include, but not be limited to, costs associated with obtaining any necessary order of exemption from the 1940 Act, if any, preparation, printing and distributing the Registration Statement and Proxy Statement, legal fees, accounting fees, securities registration fees and brokerage costs, trading taxes and other transaction costs associated with portfolio adjustments. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of Section 851 of the Code.

11. ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

11.1. Each party to this agreement agrees that it has not made any representation, warranty or covenant, not set forth herein, and that this Plan constitutes the entire agreement between the parties.

11.2. The representations, warranties and covenants contained in this Plan or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing and the obligations of the Acquired Fund and Acquiring Fund in Sections 9.1 and 9.2 shall survive the Closing.

12. TERMINATION

This Plan may be terminated and the transactions contemplated hereby may be abandoned by action of the Acquiring Fund Trust Board or the Acquired Fund Trust Board at any time prior to the Closing Date, if circumstances should develop that, in the determination of either Board, make proceeding with the Plan inadvisable with respect to the Acquiring Fund or the Acquired Fund, respectively.

13. AMENDMENTS

This Plan may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of Acquiring Fund Trust and Acquired Fund Trust, on behalf of the Funds.

14. NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Plan shall be in writing and shall be given by facsimile, electronic delivery (i.e., e-mail), personal service or prepaid or certified mail addressed to the Funds, 200 West Street, New York, New York 10282, Attn: Caroline L. Kraus, Esq., Secretary, in each case with a copy to Dechert LLP, 1095 Avenue of the Americas, New York, NY 10036, Attn: Stephen H. Bier, Esq.

15. HEADINGS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

15.1. The Article and paragraph headings contained in this Plan are for reference purposes only and shall not affect in any way the meaning or interpretation of this Plan.

15.2. This Plan shall be governed by and construed in accordance with the laws of the State of Delaware without regard to its principles of conflicts of laws.

15.3. This Plan shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Plan. Except as expressly provided otherwise in this Plan, the parties hereto will bear the expenses relating to the Reorganization as set forth in Section 10.2 as mutually agreed upon.

IN WITNESS WHEREOF, each of the parties hereto has caused this Plan to be executed as of the date above first written.

GOLDMAN SACHS ETF TRUST		GOLDMAN SACHS TRUST
On behalf of the Acquiring Fund:		On behalf of the Acquired Fund:
Goldman Sachs Defensive Equity ETF		Goldman Sachs Defensive Equity Fund

By:		By:
Name:	Joseph F. DiMaria	Name:	Joseph F. DiMaria
Title:	Principal Financial Officer, Principal Accounting Officer and Treasurer	Title:	Principal Financial Officer, Principal Accounting Officer and Treasurer

Goldman Sachs Asset Management, L.P. agrees to the provisions set forth in Sections 10.2 and 15.3 of this Plan.

GOLDMAN SACHS ASSET MANAGEMENT, L.P.

By:
Name:	James A. McNamara
Title:	Managing Director

EXHIBIT B

ADDITIONAL INFORMATION ON PORTFOLIO RISKS, SECURITIES AND TECHNIQUES

For the purpose of this section, “the Fund” refers to the Acquiring Fund.

A. General Portfolio Risks

The Fund will be subject to the risks associated with equity investments. “Equity investments” may include common stocks, preferred stocks, interests in real estate investment trusts (“REITs”), convertible debt obligations, convertible preferred stocks, equity interests in trusts, partnerships, joint ventures, limited liability companies and similar enterprises, other investment companies (including ETFs), warrants, stock purchase rights and synthetic and derivative instruments (such as swaps and futures contracts) that have economic characteristics similar to equity securities. In general, the values of equity investments fluctuate in response to the activities of individual companies and in response to general market and economic conditions. Accordingly, the values of the equity investments that the Fund holds may decline over short or extended periods. The stock markets tend to be cyclical, with periods when stock prices generally rise and periods when prices generally decline. This volatility means that the value of your investment in the Fund may increase or decrease. In recent years, certain stock markets have experienced substantial price volatility. To the extent the Fund’s net assets decrease or increase in the future due to price volatility or share redemption or purchase activity, the Fund’s expense ratio may correspondingly increase or decrease from the expense ratio disclosed in the Prospectus.

To the extent the Fund invests in pooled investment vehicles (including investment companies and ETFs) and partnerships, the Fund will be affected by the investment policies, practices and performances of such entities in direct proportion to the amount of assets the Fund invests therein.

The following sections provide further information on certain types of securities and investment techniques that may be used by the Fund, including its associated risks. To the extent the Fund purchases these securities and engages in these investment techniques, the Fund will also be subject to these risks. Additional information is provided in the Acquiring Fund’s Statement of Additional Information, which is available upon request. Among other things, the Statement of Additional Information describes certain fundamental investment restrictions that cannot be changed without shareholder approval. You should note, however, that all investment objectives, and all investment policies not specifically designated as fundamental are non-fundamental and may be changed without shareholder approval. If there is a change in the Fund’s investment objective, you should consider whether the Fund remains an appropriate investment in light of your then current financial position and needs.

B. Other Portfolio Risks

Risks of Investing in Mid-Capitalization and Small-Capitalization Companies. The Fund may, to the extent consistent with its investment policies, invest in mid- and small-capitalization companies. Investments in mid- and small-capitalization companies involve greater risk and portfolio price volatility than investments in larger capitalization stocks. Among the reasons for the greater price volatility of these investments are the less certain growth prospects of smaller firms and the lower degree of liquidity in the markets for such securities. Mid- and small-capitalization companies may be thinly traded and may have to be sold at a discount from current market prices or in small lots over an extended period of time. In addition, these securities are subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities in particular investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic or market conditions, or adverse investor perceptions whether or not accurate. Because of the lack of sufficient market liquidity, the Fund may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop in price. Mid- and small-capitalization companies include “unseasoned” issuers that do not have an established financial history; often have limited product lines, markets or financial resources; may depend on or use a few key personnel for management; and may be susceptible to losses and risks of bankruptcy.

Mid- and small-capitalization companies may be operating at a loss or have significant variations in operating results; may be engaged in a rapidly changing business with products subject to a substantial risk of obsolescence; may require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position; and may have substantial borrowings or may otherwise have a weak financial condition. In addition, these companies may face intense competition, including competition from companies with greater financial resources, more extensive development, manufacturing, marketing, and other capabilities, and a larger number of qualified managerial and technical personnel. Transaction costs for these investments are often higher than those of larger capitalization companies. Investments in mid- and small-capitalization companies may be more difficult to price precisely than other types of securities because of their characteristics and lower trading volumes.

Risks of Derivative Investments. The Fund may invest in derivative instruments, including without limitation, options, futures, options on futures, forwards, participation notes, swaps, options on swaps, structured securities and other derivatives relating to foreign currency transactions. Losses from derivative instruments can result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged, the potential illiquidity of the markets for derivative instruments, the failure of the counterparty to perform its contractual obligations, or the risks related to leverage factors associated with such transactions. Derivatives are also subject to risks arising from margin requirements, which include the risk that the Fund will be required to pay additional margin or set aside additional collateral to maintain open derivative positions and the risk of loss by the Fund of margin deposits in the event of the bankruptcy or other similar insolvency with respect to a broker or counterparty with whom the Fund has an open derivative position. Losses may also arise if the Fund receives cash collateral under the transactions and some or all of that collateral is invested in the market. To the extent that cash collateral is so invested, such collateral will be subject to market depreciation or appreciation, and the Fund may be responsible for any loss that might result from its investment of the counterparty’s cash collateral. If cash collateral is not invested, the Fund may be exposed to additional risk of loss in the event of the insolvency of its custodian holding such collateral. The use of these management techniques also involves the risk of loss if the Investment Adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates, currency prices or other variables. Derivative instruments may be harder to value, subject to greater volatility and more likely subject to changes in tax treatment than other investments.

Risks of Emerging Countries. The Fund may invest in securities of issuers located in emerging countries. The risks of foreign investment are heightened when the issuer is located in an emerging country. Emerging countries are generally located in Africa, Asia, the Middle East, Eastern and Central Europe, and Central and South America. The Fund’s purchase and sale of portfolio securities in certain emerging countries may be constrained by limitations relating to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. Such limitations may be computed based on the aggregate trading volume by or holdings of the Fund, the Investment Adviser, its affiliates and their respective clients and other service providers. The Fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached.

Foreign investment in the securities markets of certain emerging countries is restricted or controlled to varying degrees which may limit investment in such countries or increase the administrative costs of such investments. For example, certain Asian countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer’s outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the issuer available for purchase by nationals. In addition, certain countries may restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by the Fund. The repatriation of investment income, capital or the proceeds of securities sales from certain emerging countries is subject to restrictions such as the need for governmental consents, which may make it difficult for the Fund to invest in such emerging countries. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for such repatriation. In situations where a country restricts direct investment in securities (which may occur in certain Asian and other countries), the Fund may invest in such countries through other investment funds in such countries.

Many emerging countries have experienced currency devaluations and substantial (and, in some cases, extremely high) rates of inflation. Other emerging countries have experienced economic recessions. These circumstances have had a negative effect on the economies and securities markets of such emerging countries. Economies in emerging countries generally are dependent heavily upon commodity prices and international trade and, accordingly, have been and may continue to be affected adversely by the economies of their trading partners, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

Many emerging countries are subject to a substantial degree of economic, political and social instability. Governments of some emerging countries are authoritarian in nature or have been installed or removed as a result of military coups, while governments in other emerging countries have periodically used force to suppress civil dissent. Disparities of wealth, the pace and success of democratization, and ethnic, religious and racial disaffection, among other factors, have also led to social unrest, violence and/or labor unrest in some emerging countries. Unanticipated political or social developments may result in sudden and significant investment losses. Investing in emerging countries involves greater risk of loss due to expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. As an example, in the past, some Eastern European governments have expropriated substantial amounts of private property, and many claims of the property owners have never been fully settled. There is no assurance that similar expropriations will not occur in other countries.

The Fund’s investment in emerging countries may also be subject to withholding or other taxes, which may be significant and may reduce the return to the Fund from an investment in issuers in such countries.

Settlement procedures in emerging countries are frequently less developed and reliable than those in the United States and may involve the Fund’s delivery of securities before receipt of payment for their sale. In addition, significant delays may occur in certain markets in registering the transfer of securities. Settlement or registration problems may make it more difficult for the Fund to value its portfolio securities and could cause the Fund to miss attractive investment opportunities, to have a portion of its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities the Fund has delivered or the Fund’s inability to complete its contractual obligations because of theft or other reasons.

The creditworthiness of the local securities firms used by the Fund in emerging countries may not be as sound as the creditworthiness of firms used in more developed countries. As a result, the Fund may be subject to a greater risk of loss if a securities firm defaults in the performance of its responsibilities.

The small size and inexperience of the securities markets in certain emerging countries and the limited volume of trading in securities in those countries may make the Fund’s investments in such countries less liquid and more volatile than investments in countries with more developed securities markets (such as the United States, Japan and most Western European countries). The Fund’s investments in emerging countries are subject to the risk that the liquidity of a particular investment, or investments generally, in such countries will shrink or disappear suddenly and without warning as a result of adverse economic, market or political conditions or adverse investor perceptions, whether or not accurate. Because of the lack of sufficient market liquidity, the Fund may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop in price. Investments in emerging countries may be more difficult to value precisely because of the characteristics discussed above and lower trading volumes.

The Fund’s use of foreign currency management techniques in emerging countries may be limited. The Investment Adviser anticipates that a significant portion of the Fund’s currency exposure in emerging countries may not be covered by those techniques.

Risks of Illiquid Investments. The Fund may not acquire any “illiquid investment” if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. An “illiquid investment” is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. In determining whether an investment is an illiquid investment, the Investment Adviser will take into account actual or estimated daily transaction volume of an investment, group of related investments or asset class and other relevant market, trading, and investment-specific considerations. In addition, in determining the liquidity of an investment, the Investment Adviser must determine whether trading varying portions of a position in a particular portfolio investment or asset class, in sizes that the Fund would reasonably anticipate trading, is reasonably expected to significantly affect its liquidity, and if so, the Fund must take this determination into account when classifying the liquidity of that investment or asset class.

Investments purchased by the Fund that are liquid at the time of purchase may subsequently become illiquid. If one or more investments in the Fund’s portfolio become illiquid, the Fund may exceed the 15 percent limitation in illiquid investments. In the event that changes in the portfolio or other external events cause the Fund to exceed this limit, the Fund must take steps to bring its illiquid investments that are assets to or below 15% of its net assets within a reasonable period of time. This requirement would not force the Fund to liquidate any portfolio instrument where the Fund would suffer a loss on the sale of that instrument.

In cases where no clear indication of the value of the Fund’s portfolio instruments is available, the portfolio instruments will be valued at their fair value according to the valuation procedures approved by the Board of Trustees. These cases include, among others, situations where a security or other asset or liability does not have a price source, or the secondary markets on which an investment has previously been traded are no longer viable, due to its lack of liquidity. For more information on fair valuation, please see “Exhibit C—Shareholder Guide—Net Asset Value.”

Risks of Foreign Investment. The Fund may make foreign investments. Foreign investments involve special risks that are not typically associated with U.S. dollar denominated or quoted securities of U.S. issuers. Foreign investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and changes in exchange control regulations (e.g., currency blockage). A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security. In addition, if the currency in which the Fund receives dividends, interest or other payments declines in value against the U.S. dollar before such income is distributed as dividends to shareholders or converted to U.S. dollars, the Fund may have to sell portfolio securities to obtain sufficient cash to pay such dividends.

Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures. International trade barriers or economic sanctions against foreign countries, organizations, entities and/or individuals may adversely affect the Fund’s foreign holdings or exposures. The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is impossible to predict. These types of measures may include, but are not limited to, banning a sanctioned country from global payment systems that facilitate cross-border payments, restricting the settlement of securities transactions by certain investors, and freezing the assets of particular countries, entities, or persons. The imposition of sanctions and other similar measures could, among other things, cause a decline in the value and/or liquidity of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country, downgrades in the credit ratings of the sanctioned country or companies located in or economically tied to the sanctioned country, devaluation of the sanctioned country’s currency, and increased market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could limit or prevent the Fund from buying and selling securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of securities transactions, and significantly impact the Fund’s liquidity and performance.

Brokerage commissions, custodial services and other costs relating to investment in international securities markets generally are more expensive than in the United States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than about a U.S. issuer. In addition, there is generally less government regulation of foreign markets, companies and securities dealers than in the United States, and the legal remedies for investors may be more limited than the remedies available in the United States. Foreign securities markets may have substantially less volume than U.S. securities markets and securities of many foreign issuers are less liquid and more volatile than securities of comparable domestic issuers. Furthermore, with respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains distributions), limitations on the removal of funds or other assets from such countries, and risks of political or social instability or diplomatic developments which could adversely affect investments in those countries.

Certain foreign investments may become less liquid in response to social, political or market developments or adverse investor perceptions, or become illiquid after purchase by the Fund, particularly during periods of market turmoil. Certain foreign investments may become illiquid when, for instance, there are few, if any, interested buyers and sellers or when dealers are unwilling to make a market for certain securities. When the Fund holds illiquid investments, its portfolio may be harder to value, especially in changing markets.

Concentration of the Fund’s assets in one or a few countries and currencies will subject the Fund to greater risks than if the Fund’s assets were not geographically concentrated.

Investments in foreign securities may take the form of sponsored and ADRs, GDRs, European Depositary Receipts (“EDRs”) or other similar instruments representing securities of foreign issuers. ADRs, GDRs and EDRs represent the right to receive securities of foreign issuers deposited in a bank or other depository. ADRs and certain GDRs are traded in the United States. GDRs may be traded in either the United States or in foreign markets. EDRs are traded primarily outside the United States. Prices of ADRs are quoted in U.S. dollars. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.

Foreign Custody Risk. Because the Fund may invest in foreign securities, the Fund may hold such securities and cash with foreign banks, agents and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some Foreign Custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over or independent evaluation of their operations. Further, the laws of certain countries may place limitations on the Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Risks of Sovereign Debt. Investment in sovereign debt obligations by the Fund involves risks not present in debt obligations of corporate issuers. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and the Fund may have limited recourse to compel payment in the event of a default. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt, and in turn the Fund’s NAV, to a greater extent than the volatility inherent in debt obligations of U.S. issuers.

A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward international lenders, and the political constraints to which a sovereign debtor may be subject.

Risks of Large Shareholder Redemptions. Certain funds, accounts, individuals or Goldman Sachs affiliates may from time to time own (beneficially or of record) or control a significant percentage of the Fund’s shares. Redemptions by these funds, accounts or individuals of their holdings in the Fund may impact the Fund’s liquidity and NAV. These redemptions may also force the Fund to sell securities, which may negatively impact the Fund’s brokerage and tax costs.

Credit/Default Risks. Debt securities purchased by the Fund may include U.S. Government Securities (including zero coupon bonds) and securities issued by foreign governments, domestic and foreign corporations, banks and other issuers. Some of these fixed income securities are described in the next section below. Further information is provided in the Statement of Additional Information.

Debt securities rated BBB– or higher by Standard & Poor’s, or Baa3 or higher by Moody’s or having a comparable credit rating by another NRSRO are considered “investment grade.” Securities rated BBB– or Baa3 are considered medium-grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken their issuers’ capacity to pay interest and repay principal. For the purpose of determining compliance with any credit rating requirement, the Fund assigns a security, at the time of purchase, the highest rating by an NRSRO if the security is rated by more than one NRSRO. Therefore, a security will be deemed to have met a rating requirement if it receives the minimum required rating from at least one such rating organization even though it has been rated below the minimum rating by one or more other rating organizations, or if unrated by such rating organizations, the security is determined by the Investment Adviser to be of comparable credit quality.

A security satisfies the Fund’s minimum rating requirement regardless of its relative ranking (for example, plus or minus) within a designated major rating category (for example, BBB or Baa). If a security satisfies the Fund’s minimum rating requirement at the time of purchase and is subsequently downgraded below that rating, the Fund will not be required to dispose of the security. If a downgrade occurs, the Investment Adviser will consider which action, including the sale of the security, is in the best interest of the Fund and its shareholders.

The Fund may invest in fixed income securities rated BB+ or Ba1 or below (or comparable unrated securities) which are commonly referred to as “junk bonds.” Junk bonds are considered speculative and may be questionable as to principal and interest payments.

In some cases, junk bonds may be highly speculative, have poor prospects for reaching investment grade standing and be in default. As a result, investment in such bonds will present greater speculative risks than those associated with investment in investment grade bonds. Also, to the extent that the rating assigned to a security in the Fund’s portfolio is downgraded by a rating organization, the market price and liquidity of such security may be adversely affected.

Risks of Short Selling. The Fund may engage in short selling. In these transactions, the Fund sells a financial instrument it does not own in anticipation of a decline in the market value of the instrument, then must borrow the instrument to make delivery to the buyer. The Fund is obligated to replace the financial instrument borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the instrument was sold by the Fund, which may result in a loss or gain, respectively. Unlike purchasing a financial instrument like a stock, where potential losses are limited to the purchase price and there is no upside limit on potential gain, short sales involve no cap on maximum losses, while gains are limited to the price of the stock at the time of the short sale.

The Fund may, during the term of any short sale, withdraw the cash proceeds of such short sale and use these cash proceeds to purchase additional securities or for any other Fund purposes. Because cash proceeds are Fund assets which are typically used to satisfy the collateral requirements for the short sale, the reinvestment of these cash proceeds may require the Fund to post as collateral other securities that it owns. If the Fund reinvests the cash proceeds, the Fund might be required to post an amount greater than its net assets (but less than its total assets) as collateral. For these or other reasons, the Fund might be required to liquidate long and short positions at times that may be disadvantageous to the Fund.

The Fund may also enter into a short derivative position through a futures contract, an option or swap agreement. Taking short positions involves leverage of the Fund’s assets and presents various risks. If the price of the instrument or market which the Fund has taken a short position on increases, then the Fund will incur a loss equal to the increase in price from the time that the short position was entered into plus any related interest payments or other fees. Taking short positions involves the risk that losses may be disproportionate and may exceed the amount invested.

The Fund may also make short sales against the box, in which the Fund enters into a short sale of a financial instrument which it owns or has the right to obtain at no additional cost.

The SEC and financial industry regulatory authorities in other countries have imposed temporary prohibitions and restrictions on certain types of short sale transactions. These prohibitions and restrictions, or the imposition of other regulatory requirements on short selling in the future, could inhibit the ability of the Investment Adviser to sell securities short on behalf of the Fund.

Temporary Investment Risks. The Fund may, for temporary defensive purposes, invest a certain percentage of its total assets in:

•	U.S. Government Securities

•

Commercial paper rated at least A-2 by Standard & Poor’s; P-2 by Moody’s or having a comparable rating by another NRSRO (or, if unrated, determined by the Investment Adviser to be of comparable credit quality)

•	Certificates of deposit

•	Bankers’ acceptances

•	Repurchase agreements

•	Non-convertible preferred stocks and non-convertible corporate bonds with a remaining maturity of less than one year

•	ETFs and other investment companies providing similar investment exposures

•	Cash items

When the Fund’s assets are invested in such instruments, the Fund may not be achieving its investment objective.

C. Portfolio Securities and Techniques

This section provides further information on certain types of securities and investment techniques that may be used by the Fund, including its associated risks.

The Fund may purchase other types of securities or instruments similar to those described in this section if otherwise consistent with the Fund’s investment objective and policies. Further information is provided in the Statement of Additional Information, which is available upon request.

Convertible Securities. The Fund may invest in convertible securities. Convertible securities are preferred stock or debt obligations that are convertible into common stock. Convertible securities generally offer lower interest or dividend yields than nonconvertible securities of similar quality. Convertible securities have both equity and fixed income risk characteristics. Like all fixed income securities, the value of convertible securities is susceptible to the risk of market losses attributable to changes in interest rates. Generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price of the convertible security, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security, like a fixed income security, tends to trade increasingly on a yield basis, and thus may not decline in price to the same extent as the underlying common stock.

Foreign Currency Transactions. The Fund may, to the extent consistent with its investment policies, purchase or sell foreign currencies on a cash basis or through forward contracts. A forward contract involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract. The Fund may engage in foreign currency transactions for hedging purposes and to seek to protect against anticipated changes in future foreign currency exchange rates. In addition, the Fund may enter into foreign currency transactions to seek a closer correlation between the Fund’s overall currency exposures and the currency exposures of the Fund’s performance benchmark.

The Fund may also engage in cross-hedging by using forward contracts in a currency different from that in which the hedged security is denominated or quoted. The Fund may hold foreign currency received in connection with investments in foreign securities when, in the judgment of the Investment Adviser, it would be beneficial to convert such currency into U.S. dollars at a later date (e.g., the Investment Adviser may anticipate the foreign currency to appreciate against the U.S. dollar).

The Fund may, from time to time, engage in non-deliverable forward transactions to manage currency risk or to gain exposure to a currency without purchasing securities denominated in that currency. A non-deliverable forward is a transaction that represents an agreement between the Fund and a counterparty (usually a commercial bank) to pay the other party the amount that it would cost based on current market rates as of the termination date to buy or sell a specified (notional) amount of a particular currency at an agreed upon foreign exchange rate on an agreed upon future date. If the counterparty defaults, the Fund will have contractual remedies pursuant to the agreement related to the transaction, but the Fund may be delayed or prevented from obtaining payments owed to it pursuant to non-deliverable forward transactions. Such non-deliverable forward transactions will be settled in cash.

Currency exchange rates may fluctuate significantly over short periods of time, causing, along with other factors, the Fund’s NAV to fluctuate (when the Fund’s NAV fluctuates, the value of your shares may go up or down). Currency exchange rates also can be affected unpredictably by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad.

Certain forward foreign currency exchange contracts and other currency transactions are not exchange traded or cleared. The market in such forward foreign currency exchange contracts, currency swaps and other privately negotiated currency instruments offers less protection against defaults by the other party to such instruments than is available for currency instruments traded on an exchange. Such contracts are subject to the risk that the counterparty to the contract will default on its obligations. Because these contracts are not guaranteed by an exchange or clearinghouse, a default on a contract would deprive the Fund of unrealized profits, transaction costs or the benefits of a currency hedge or could force the Fund to cover its purchase or sale commitments, if any, at the current market price.

The Fund is not required to post cash collateral with its counterparties in certain foreign currency transactions. Accordingly, the Fund may remain more fully invested (and more of the Fund’s assets may be subject to investment and market risk) than if it were required to post collateral with its counterparties (which is the case with certain transactions). Where the Fund’s counterparties are not required to post cash collateral with the Fund, the Fund will be subject to additional counterparty risk.

Commodity-linked Derivative Instruments. In accordance with existing law or in reliance upon an IRS private letter ruling or an opinion of counsel or other applicable guidance or relief provided by the IRS or other agencies, the Fund and its Subsidiaries (if applicable) may invest in commodity-linked derivative instruments such as commodity-linked swaps, commodity index-linked structured notes and other derivative instruments that provide exposure to the investment returns of the commodity markets without direct investment in physical commodities or commodities futures contracts. Commodity-linked swaps are derivative instruments whereby the cash flows agreed upon between counterparties are dependent upon the price of the underlying commodity or commodity index over the life of the swap. The value of the swap will rise and fall in response to changes in the underlying commodity or commodity index. These swaps expose the Fund economically to movements in commodity prices. The Fund’s ability to utilize commodity-linked swaps as part of its investment strategy is limited to a maximum of 10 percent of its gross income. The Fund may also invest in commodity-linked notes that pay a return linked to the performance of a commodities index or basket of futures contracts with respect to all of the commodities in an index. In some cases, the return is based on a multiple of the performance of the relevant index or basket. Structured notes may be structured by the issuer or the purchaser of the note. Structured notes are derivative debt instruments with principal payments generally linked to the value of commodities, commodity futures contracts or the performance of commodity indices and interest and coupon payments pegged to a market-based interest rate, such as LIBOR or a bank’s prime rate. The value of these notes will rise or fall in response to changes in the underlying commodity or related index or investment. The Fund may also take long and/or short positions in commodities by investing in other investment companies, ETFs or other pooled investment vehicles, such as commodity pools. Certain of these other investment vehicles may seek to provide exposure to commodities without actually owning physical commodities, and may therefore produce different results than they would through ownership of the commodities. The Fund pursues its objective without directly investing in commodities.

Commodities are assets such as oil, gas, industrial and precious metals, livestock, and agricultural or meat products, or other items that have tangible properties, as compared to stocks or bonds, which are financial instruments. In choosing investments, the Investment Adviser seeks to provide exposure to various commodities and commodity sectors. The value of commodity-linked derivative instruments may be affected by a variety of factors, including, but not limited to, overall market movements and other factors affecting the value of particular industries or commodities, such as weather, disease, embargoes, acts of war or terrorism, or political and regulatory developments.

The prices of commodity-linked derivative instruments may move in different directions than investments in traditional equity and debt securities when the value of those traditional securities is declining due to adverse economic conditions. As an example, during periods of rising inflation, debt securities have historically tended to decline in value due the general increase in prevailing interest rates. Conversely, during those same periods of rising inflation, the prices of certain commodities, such as oil and metals, have historically tended to increase. Of course, there cannot be any guarantee that these investments will perform in that manner in the future, and at certain times the price movements of commodity-linked derivative instruments have been parallel to those of debt and equity securities.

Commodities have historically tended to increase and decrease in value during different parts of the business cycle than financial assets. Nevertheless, at various times, commodities prices may move in tandem with the prices of financial assets and thus may not provide overall portfolio diversification benefits.

Under favorable economic conditions, the Fund’s investments in commodity-linked derivative instruments may be expected to underperform an investment in traditional securities. Over the long term, the returns on such investments are expected to exhibit low or negative correlation with stocks and bonds.

Structured Securities. The Fund may invest in structured securities. Structured securities are securities whose value is determined by reference to changes in the value of specific currencies, securities, interest rates, commodities, indices or other financial indicators (the “Reference”) or the relative change in two or more References. Investments in structured securities may provide exposure to certain securities or markets in situations where regulatory or other restrictions prevent direct investments in such issuers or markets.

The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference, effectively leveraging the Fund’s investments so that small changes in the value of the Reference may result in disproportionate gains or losses to the Fund. Consequently, structured securities may present a greater degree of market risk than many types of securities and may be more volatile, less liquid and more difficult to price accurately than less complex securities. Structured securities are also subject to the risk that the issuer of the structured securities may fail to perform its contractual obligations. Certain issuers of structured products may be deemed to be investment companies as defined in the Investment Company Act. As a result, the Fund’s investments in structured securities may be subject to the limits applicable to investments in other investment companies.

Structured securities are considered hybrid instruments because they are derivative instruments the value of which depends on, or is derived from or linked to, the value of an underlying asset, interest rate index or commodity. Commodity-linked notes are hybrid instruments because the principal and/or interest payments on those notes is linked to the value of the individual commodities, futures contracts or the performance of one or more commodity indices.

Structured securities include, but are not limited to, equity linked notes. An equity linked note is a note whose performance is tied to a single stock, a stock index or a basket of stocks. Equity linked notes combine the principal protection normally associated with fixed income investments with the potential for capital appreciation normally associated with equity investments. Upon the maturity of the note, the holder generally receives a return of principal based on the capital appreciation of the linked securities. Depending on the terms of the note, equity linked notes may also have a “cap” or “floor” on the maximum principal amount to be repaid to holders, irrespective of the performance of the underlying linked securities. For example, a note may guarantee the repayment of the original principal amount invested (even if the underlying linked securities have negative performance during the note’s term), but may cap the maximum payment at maturity at a certain percentage of the issuance price or the return of the underlying linked securities. Alternatively, the note may not guarantee a full return on the original principal, but may offer a greater participation in any capital appreciation of the underlying linked securities. The terms of an equity linked note may also provide for periodic interest payments to holders at either a fixed or floating rate. The secondary market for equity linked notes may be limited, and the lack of liquidity in the secondary market may make these securities difficult to dispose of and to value. Equity linked notes will be considered equity securities for purposes of the Fund’s investment objective and policies.

REITs. The Fund may invest in REITs. REITs are pooled investment vehicles that invest primarily in either real estate or real estate related loans. The value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. REITs are dependent upon the ability of the REITs’ managers, and are subject to heavy cash flow dependency, default by borrowers and the qualification of the REITs under applicable regulatory requirements for favorable income tax treatment. REITs are also subject to risks generally associated with investments in real estate including possible declines in the value of real estate, general and local economic conditions, environmental problems and changes in interest rates. To the extent that assets underlying a REIT are concentrated geographically, by property type or in certain other respects, these risks may be heightened. The Fund will indirectly bear its proportionate share of any expenses, including management fees, paid by a REIT in which it invests.

Options on Securities, Securities Indices and Foreign Currencies. A put option gives the purchaser of the option the right to sell, and the writer (seller) of the option the obligation to buy, the underlying instrument during the option period. A call option gives the purchaser of the option the right to buy, and the writer (seller) of the option the obligation to sell, the underlying instrument during the option period. The Fund may write (sell) call and put options and purchase call and put options, on any securities and other instruments in which it may invest or any index consisting of securities or other instruments in which it may invest. The Fund may also, to the extent consistent with its investment policies, purchase and write (sell) put and call options on foreign currencies.

The writing and purchase of options is a highly specialized activity which involves special investment risks. Options may be used for either hedging or cross-hedging purposes, or to seek to increase total return (which presents additional risk). The successful use of options depends in part on the ability of the Investment Adviser to anticipate future price fluctuations and the degree of correlation between the options and securities (or currency) markets. If the Investment Adviser is incorrect in its expectation of changes in market prices or determination of the correlation between the instruments or indices on which options are written and purchased and the instruments in the Fund’s investment portfolio, the Fund may incur losses that it would not otherwise incur. The use of options can also increase the Fund’s transaction costs. Options written or purchased by the Fund may be traded on either U.S. or foreign exchanges or over the counter. Foreign and over-the-counter options will present greater possibility of loss because of their greater illiquidity and credit risks.

Equity Swaps. The Fund may invest in equity swaps. Equity swaps allow the parties to a swap agreement to exchange the dividend income or other components of return on an equity investment (for example, a group of equity securities or an index) for another payment stream. An equity swap may be used by the Fund to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment may be restricted for legal reasons or is otherwise deemed impractical or disadvantageous.

The value of swaps can be very volatile. To the extent that the Investment Adviser does not accurately analyze and predict the potential relative fluctuation of the components swapped with another party, or the creditworthiness of the counterparty, the Fund may suffer a loss, which may be substantial. The value of some components of a swap (such as the dividends on a common stock) may also be sensitive to changes in interest rates. Furthermore, swaps may be illiquid, and the Fund may be unable to terminate its obligations when desired.

Currently, certain standardized swap transactions are subject to mandatory central clearing. Although central clearing is expected to decrease counterparty risk and increase liquidity compared to bilaterally negotiated swaps, central clearing does not eliminate counterparty risk or illiquidity risk entirely.

Floating and Variable Rate Obligations. The Fund may purchase floating and variable rate obligations. The value of these obligations is generally more stable than that of a fixed rate obligation in response to changes in interest rate levels. The issuers of financial intermediaries providing demand features may support their ability to purchase the obligations by obtaining credit with liquidity supports. These may include lines of credit, which are conditional commitments to lend, and letters of credit, which will ordinarily be irrevocable both of which may be issued by domestic banks or foreign banks. The Fund may purchase variable or floating rate obligations from the issuers or may purchase certificates of participation, a type of floating or variable rate obligation, which are interests in a pool of debt obligations held by a bank or other financial institutions.

Floating and variable rate obligations may be transferable among financial institutions, but may not have the liquidity of conventional debt securities and are often subject to legal or contractual restrictions on resale. Floating and variable rate obligations are not currently listed on any securities exchange or automatic quotation system. As a result, no active market may exist for some floating and variable rate obligations. To the extent a secondary market exists for other floating and variable rate obligations, such market may be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods. The lack of a highly liquid secondary market for floating and variable rate obligations may have an adverse effect on the value of such obligations and may make it more difficult to value the obligations for purposes of calculating their respective net asset value.

For floating and variable rate obligations, there may be a lag between an actual change in the underlying interest rate benchmark and the reset time for an interest payment of such an obligation, which could harm or benefit the Fund, depending on the interest rate environment or other circumstances. In a rising interest rate environment, for example, a floating or variable rate obligation that does not reset immediately would prevent the Fund from taking full advantage of rising interest rates in a timely manner. However, in a declining interest rate environment, the Fund may benefit from a lag due to an obligation’s interest rate payment not being immediately impacted by a decline in interest rates.

Certain floating and variable rate obligations have an interest rate floor feature, which prevents the interest rate payable by the security from dropping below a specified level as compared to a reference interest rate (the “reference rate”), such as LIBOR or Secured Overnight Financing Rate (“SOFR”). Such a floor protects the Fund from losses resulting from a decrease in the reference rate below the specified level. However, if the reference rate is below the floor, there will be a lag between a rise in the reference rate and a rise in the interest rate payable by the obligation, and the Fund may not benefit from increasing interest rates for a significant amount of time. At the end of 2021, certain LIBORs were discontinued, but the most widely used LIBORs may continue to be provided on a representative basis until June 30, 2023. The unavailability or replacement of LIBOR may affect the value, liquidity or return on certain Fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. Any pricing adjustments to the Fund’s investments resulting from a substitute reference rate may also adversely affect the Fund’s performance and/or NAV.

SOFR is a measure of the cost of borrowing cash overnight, collateralized by the U.S. Treasury securities, and is based on directly observable U.S. Treasury-backed repurchase transactions.

Zero Coupon, Deferred Interest, Pay-In-Kind and Capital Appreciation Bonds. The Fund may invest in zero coupon bonds. The Fund may also invest in deferred interest, pay-in-kind and capital appreciation bonds. These bonds are issued at a discount from their face value because interest payments are typically postponed until maturity. Pay-in-kind securities are securities that have interest payable by the delivery of additional securities. The market prices of these securities generally are more volatile than the market prices of interest-bearing securities and are likely to respond to a greater degree to changes in interest rates than interest-bearing securities having similar maturities and credit quality.

Municipal Securities. The Fund may invest in securities and instruments issued by state and local government issuers. Municipal securities in which the Fund may invest consist of bonds, notes, commercial paper and other instruments (including participating interests in such securities) issued by or on behalf of states, territories and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies or instrumentalities. Such securities may pay fixed, variable or floating rates of interest. Municipal securities are often issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which municipal securities may be issued include refunding outstanding obligations, obtaining funds for general operating expenses, and obtaining funds to lend to other public institutions and facilities. Municipal securities in which the Fund may invest include private activity bonds, municipal leases, certificates of participation, pre-funded municipal securities and auction rate securities. Dividends paid by the Fund based on investments in municipal securities will be taxable.

Mortgage-Backed Securities. The Fund may invest in mortgage-backed securities. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Mortgage-backed securities can be backed by either fixed rate mortgage loans or adjustable rate mortgage loans, and may be issued by either a governmental or non-governmental entity. Privately issued mortgage-backed securities are normally structured with one or more types of “credit enhancement.” However, these mortgage-backed securities typically do not have the same credit standing as U.S. government guaranteed mortgage-backed securities.

Mortgage-backed securities may include multiple class securities, including collateralized mortgage obligations (“CMOs”) and Real Estate Mortgage Investment Conduit (“REMIC”) pass-through or participation certificates. A REMIC is a CMO that qualifies for special tax treatment and invests in certain mortgages principally secured by interests in real property and other permitted investments. CMOs provide an investor with a specified interest in the cash flow from a pool of underlying mortgages or of other mortgage-backed securities. CMOs are issued in multiple classes each with a specified fixed or floating interest rate and a final scheduled distribution rate. In many cases, payments of principal are applied to the CMO classes in the order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full.

Sometimes, however, CMO classes are “parallel pay,” i.e., payments of principal are made to two or more classes concurrently. In some cases, CMOs may have the characteristics of a stripped mortgage-backed security whose price can be highly volatile. CMOs may exhibit more or less price volatility and interest rate risk than other types of mortgage-related obligations, and under certain interest rate and payment scenarios, the Fund may fail to recoup fully its investment in certain of these securities regardless of their credit quality.

Mortgaged-backed securities also include stripped mortgage-backed securities (“SMBS”), which are derivative multiple class mortgage-backed securities. SMBS are usually structured with two different classes: one that receives substantially all of the interest payments and the other that receives substantially all of the principal payments from a pool of mortgage loans. The market value of SMBS consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on SMBS that receive all or most of the interest from mortgage loans are generally higher than prevailing market yields on other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.

Throughout 2008, the market for mortgage-backed securities began experiencing substantially, often dramatically, lower valuations and greatly reduced liquidity. Markets for other asset-backed securities have also been affected. These instruments are increasingly subject to liquidity constraints, price volatility, credit downgrades and unexpected increases in default rates and, therefore, may be more difficult to value and more difficult to dispose of than previously. These events may have an adverse effect on the Fund to the extent it invests in mortgage-backed or other fixed income securities or instruments affected by the volatility in the fixed income markets.

Asset-Backed Securities. The Fund may invest in asset-backed securities. Asset-backed securities are securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. Accordingly, the Fund’s ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. Asset-backed securities present credit risks that are not presented by mortgage-backed securities. This is because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. If the issuer of an asset-backed security defaults on its payment obligations, there is the possibility that, in some cases, the Fund will be unable to possess and sell the underlying collateral and that the Fund’s recoveries on repossessed collateral may not be available to support payments on the securities. In the event of a default, the Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed. Asset-backed securities may also be subject to increased volatility and may become illiquid and more difficult to value even when there is no default or threat of default due to market conditions impacting asset-backed securities more generally.

Non-Investment Grade Fixed Income Securities. Non-investment grade fixed income securities and unrated securities of comparable credit quality (commonly known as “junk bonds”) are considered speculative. In some cases, these obligations may be highly speculative and have poor prospects for reaching investment grade standing. Non-investment grade fixed income securities are subject to the increased risk of an issuer’s inability to meet principal and interest obligations. These securities, also referred to as high yield securities, may be subject to greater price volatility due to such factors as specific issuer developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less liquidity.

Non-investment grade fixed income securities are often issued in connection with a corporate reorganization or restructuring or as part of a merger, acquisition, takeover or similar event. They are also issued by less established companies seeking to expand. Such issuers are often highly leveraged and generally less able than more established or less leveraged entities to make scheduled payments of principal and interest in the event of adverse developments or business conditions. Non-investment grade securities are also issued by governmental bodies that may have difficulty in making all scheduled interest and principal payments. The market value of non-investment grade fixed income securities tends to reflect individual issuer developments to a greater extent than that of higher rated securities which react primarily to fluctuations in the general level of interest rates. As a result, the Fund’s ability to achieve its investment objective may depend to a greater extent on the Investment Adviser’s judgment concerning the creditworthiness of issuers than funds which invest in higher-rated securities. Issuers of non-investment grade fixed income securities may not be able to make use of more traditional methods of financing and their ability to service debt obligations may be affected more adversely than issuers of higher-rated securities by economic downturns, specific corporate or financial developments or the issuer’s inability to meet specific projected business forecasts. Negative publicity about the junk bond market and investor perceptions regarding lower rated securities, whether or not based on fundamental analysis, may depress the prices for such securities.

A holder’s risk of loss from default is significantly greater for non-investment grade fixed income securities than is the case for holders of other debt securities because such non-investment grade securities are generally unsecured and are often subordinated to the rights of other creditors of the issuers of such securities. Investment by the Fund in defaulted securities poses additional risk of loss should nonpayment of principal and interest continue in respect of such securities. Even if such securities are held to maturity, recovery by the Fund of its initial investment and any anticipated income or appreciation is uncertain.

The secondary market for non-investment grade fixed income securities is concentrated in relatively few market makers and is dominated by institutional investors, including mutual funds, insurance companies and other financial institutions. Accordingly, the secondary market for such securities is not as liquid as, and is more volatile than, the secondary market for higher-rated securities. In addition, market trading volume for high yield fixed income securities is generally lower and the secondary market for such securities could shrink or disappear suddenly and without warning as a result of adverse market or economic conditions, independent of any specific adverse changes in the condition of a particular issuer. The lack of sufficient market liquidity may cause the Fund to incur losses because it will be required to effect sales at a disadvantageous time and then only at a substantial drop in price. These factors may have an adverse effect on the market price and the Fund’s ability to dispose of particular portfolio investments. A less liquid secondary market also may make it more difficult for the Fund to obtain precise valuations of the high yield securities in its portfolio.

Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of non-investment grade securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the conditions of the issuer that affect the market value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality.

Borrowings and Reverse Repurchase Agreements. The Fund can borrow money from banks and other financial institutions in amounts not exceeding one-third of its total assets (including the amount borrowed or received), for temporary or emergency purposes.

Reverse repurchase agreements involve the sale of securities held by the Fund subject to the Fund’s agreement to repurchase them at a mutually agreed upon date and price (including interest). These transactions may be entered into as a temporary measure for emergency purposes or to meet redemption requests.

Borrowings and reverse repurchase agreements involve leveraging. If the securities held by the Fund decline in value while these transactions are outstanding, the NAV of the Fund’s outstanding shares will decline in value by proportionately more than the decline in value of the securities. In addition, reverse repurchase agreements involve the risk that the investment return earned by the Fund (from the investment of the proceeds) will be less than the interest expense of the transaction, that the market value of the securities sold by the Fund will decline below the price the Fund is obligated to pay to repurchase the securities, and that the securities may not be returned to the Fund.

Mortgage Dollar Rolls. The Fund may enter into mortgage dollar rolls. A mortgage dollar roll involves the sale by the Fund of securities for delivery in the current month. The Fund simultaneously contracts with the same counterparty to repurchase substantially similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund benefits to the extent of any difference between (a) the price received for the securities sold and (b) the lower forward price for the future purchase and/or fee income plus the interest earned on the cash proceeds of the securities sold. Unless the benefits of a mortgage dollar roll exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the roll, the use of this technique will diminish the Fund’s performance.

Successful use of mortgage dollar rolls depends upon the Investment Adviser’s ability to predict correctly interest rates and mortgage prepayments. If the Investment Adviser is incorrect in its prediction, the Fund may experience a loss. The Fund does not currently intend to enter into mortgage dollar rolls for financing and do not treat them as borrowings.

Yield Curve Options. The Fund may enter into options on the yield “spread” or differential between two securities. Such transactions are referred to as “yield curve” options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, such options present a risk of loss even if the yield on an underlying security remains constant, or if the spread moves in a direction or to an extent which was not anticipated.

Interest Rate Swaps, Mortgage Swaps, Credit Swaps, Currency Swaps, Index Swaps, Total Return Swaps, Equity Swaps, Options on Swaps and Interest Rate Caps, Floors and Collars. The Fund may enter into swap transactions and option agreements, including interest rate caps, floors and collars. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, however, is tied to a reference pool or pools of mortgages. Credit swaps involve the receipt of floating or fixed rate payments in exchange for assuming potential credit losses on an underlying security or pool of securities. Credit swaps give one party to a transaction (the buyer of the credit swap) the right to dispose of or acquire an asset (or group of assets or exposure to the performance of an index), or the right to receive a payment from the other party, upon the occurrence of specified credit events. Currency swaps involve the exchange of the parties’ respective rights to make or receive payments in specified currencies. Total return swaps give a party the right to receive the appreciation in the value of a specified security, index or other instrument in return for a fee paid to the counterparty, which will typically be based on an agreed upon interest rate. If the underlying asset in a total return swap declines in value over the term of the swap, the party may also be required to pay the dollar value of that decline to the counterparty. Equity swaps allow the parties to a swap agreement to exchange the dividend income or other components of return on an equity investment (for example, a group of equity securities or an index) for another payment stream. An equity swap may be used by the Fund to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment may be restricted for legal reasons or is otherwise deemed impractical or disadvantageous.

The Fund may also purchase and write (sell) options contracts on swaps, commonly referred to as swaptions. A swaption is an option to enter into a swap agreement. Like other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into an underlying swap or to modify terms of an existing swap on agreed-upon terms. The seller of a swaption, in exchange for the premium, becomes obligated (if the option is exercised) to enter into or modify an underlying swap on agreed-upon terms, which generally entails a greater risk of loss than the Fund incurs in buying a swaption. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.

The Fund may enter into the transactions described above for hedging purposes or to seek to increase total return. As an example, when the Fund is the buyer of a credit default swap (commonly known as buying protection), it may make periodic payments to the seller of the credit default swap to obtain protection against a credit default on a specified underlying asset (or group of assets). If a default occurs, the seller of a credit default swap may be required to pay the Fund the notional amount of the credit default swap on a specified security (or group of securities). On the other hand, when the Fund is a seller of a credit default swap (commonly known as selling protection), in addition to the credit exposure the Fund has on the other assets held in its portfolio, the Fund is also subject to the credit exposure on the notional amount of the swap since, in the event of a credit default, the Fund may be required to pay the notional amount of the credit default swap on a specified security (or group of securities) to the buyer of the credit default swap. The Fund will be the seller of a credit default swap only when the credit of the underlying asset is deemed by the Investment Adviser to meet the Fund’s minimum credit criteria at the time the swap is first entered into.

When the Fund writes (sells) credit swaps on individual securities or instruments, the Fund must identify on its books liquid assets equal to the full notional amount of the swaps while the positions are open.

The use of interest rate, mortgage, credit, currency, index, total return and equity swaps, options on swaps, and interest rate caps, floors and collars is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Adviser is incorrect in its forecasts of market values, interest rates and currency exchange rates, or in its evaluation of the creditworthiness of swap counterparties and the issuers of the underlying assets, the investment performance of the Fund would be less favorable than it would have been if these investment techniques were not used.

Currently, certain standardized swap transactions are subject to mandatory central clearing and exchange trading. Although central clearing and exchange trading is expected to decrease counterparty risk and increase liquidity compared to bilaterally negotiated swaps, central clearing and exchange trading does not eliminate counterparty risk or illiquidity risk entirely. Depending on the size of the Fund and other factors, the margin required under the rules of a clearinghouse and by a clearing member may be in excess of the collateral required to be posted by the Fund to support its obligations under a similar bilateral, uncleared swap. However, certain applicable regulators have adopted rules imposing certain margin requirements, including minimums, on uncleared swaps which may result in the Fund and its counterparties posting higher amounts for uncleared swaps.

Other Investment Companies. The Fund may invest in securities of other investment companies, including ETFs and money market funds, subject to statutory limitations prescribed by the Investment Company Act or rules, regulations or exemptive relief thereunder. These statutory limitations include in certain circumstances a prohibition on any Fund acquiring more than 3% of the voting Shares of any other investment company, and a prohibition on investing more than 5% of the Fund’s total assets in securities of any one investment company or more than 10% of total assets in securities of all investment companies.

Subject to applicable law and/or pursuant to an exemptive order obtained from the SEC or under an exemptive rule adopted by the SEC, the Fund may invest in certain other investment companies (including ETFs and money market funds) and business development companies beyond the statutory limits described above or otherwise provided that certain conditions are met. Some of those investment companies may be funds for which the Investment Adviser or any of their affiliates serves as investment adviser, administrator or distributor.

Additionally, to the extent that the Fund serves as an “acquired fund” to another Goldman Sachs Fund or unaffiliated investment company, the Fund’s ability to invest in other investment companies and private funds may be limited and, under these circumstances, the Fund’s investments in other investment companies and private funds will be consistent with applicable law and/or exemptive rules adopted by or exemptive orders obtained from the SEC. For example, to the extent the Fund serves as an acquired fund in the Fund of funds arrangement in reliance on Rule 12d1-4 under the Investment Company Act, the Fund would be prohibited from purchasing or otherwise acquiring the securities of an investment company or private fund if, after such purchase or acquisition, the aggregate value of the Fund’s investments in such investment companies and private funds would exceed 10% of the value of the Fund’s total assets, subject to limited exceptions (including for investments in money market funds).

The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. Although the Fund does not expect to do so in the foreseeable future, the Fund is authorized to invest substantially all of its assets in a single open-end investment company or series thereof that has substantially the same investment objective, policies and fundamental restrictions as the Fund.

Unseasoned Companies. The Fund may invest in companies which (together with their predecessors) have operated less than three years. The securities of such companies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case. In addition, investments in unseasoned companies are more speculative and entail greater risk than do investments in companies with an established operating record.

Corporate Debt Obligations. Corporate debt obligations include bonds, notes, debentures, commercial paper and other obligations of corporations to pay interest and repay principal. The Fund may invest in corporate debt obligations issued by U.S. and certain non-U.S. issuers which issue securities denominated in the U.S. dollar (including Yankee and Euro obligations). In addition to obligations of corporations, corporate debt obligations include securities issued by banks and other financial institutions and supranational entities (i.e., the World Bank, the International Monetary Fund, etc.).

Bank Obligations. The Fund may invest in obligations issued or guaranteed by U.S. or foreign banks. Bank obligations, including without limitation, time deposits, bankers’ acceptances and certificates of deposit, may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulations. Banks are subject to extensive but different governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operation of this industry.

U.S. Government Securities. The Fund may invest in U.S. Government Securities. U.S. Government Securities include U.S. Treasury obligations and obligations issued or guaranteed by U.S. government agencies, instrumentalities or sponsored enterprises. U.S. Government Securities may be supported by (i) the full faith and credit of the U.S. Treasury; (ii) the right of the issuer to borrow from the U.S. Treasury; (iii) the discretionary authority of the U.S. government to purchase certain obligations of the issuer; or (iv) only the credit of the issuer. U.S. Government Securities also include Treasury receipts, zero coupon bonds and other stripped U.S. Government Securities, where the interest and principal components are traded independently. U.S. Government Securities may also include Treasury inflation-protected securities whose principal value is periodically adjusted according to the rate of inflation.

U.S. Government Securities are deemed to include (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government, its agencies, authorities or instrumentalities; and (ii) participations in loans made to foreign governments or their agencies that are so guaranteed. Certain of these participations may be regarded as illiquid.

U.S. Treasury Securities, which are securities issued or guaranteed by the U.S. Treasury where the payment of principal and interest is backed by the full faith and credit of the U.S. government, have historically involved little risk of loss of principal if held to maturity. However, no assurance can be given that the U.S. government will be able or willing to repay the principal or interest when due, or provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises that issue U.S. Government Securities if it is not obligated to do so by law.

Preferred Stock, Warrants and Stock Purchase Rights. The Fund may invest in preferred stock, warrants and stock purchase rights (or “rights”). Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer’s earnings and assets before common stock owners but after bond owners. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer of the preferred stock.

Warrants and other rights are options to buy a stated number of shares of common stock at a specified price at any time during the life of the warrant or right. The holders of warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

Lending of Portfolio Securities. The Fund may engage in securities lending. Securities lending involves the lending of securities owned by the Fund to financial institutions such as certain broker-dealers. The borrowers are required to secure their loans continuously with cash, cash equivalents, U.S. government securities or letters of credit in an amount at least equal to the market value of the securities loaned. Cash collateral may be invested by the Fund in short-term investments, including registered and unregistered investment pools managed by the Investment Adviser or its affiliates and from which the Investment Adviser or its affiliates may receive fees. To the extent that cash collateral is so invested, such collateral will be subject to market depreciation or appreciation, and the Fund will be responsible for any loss that might result from its investment of the borrowers’ collateral. If the Investment Adviser determines to make securities loans, the value of the securities loaned may not exceed 33 1/3% of the value of the total assets of the Fund (including the loan collateral). Loan collateral (including any investment of that collateral) is not subject to the percentage limitations regarding the Fund’s investments described elsewhere in the Prospectus.

The Fund may lend its securities to increase its income. The Fund may, however, experience delay in the recovery of its securities or incur a loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund or its agent, or becomes insolvent.

Repurchase Agreements. Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. The Fund may enter into repurchase agreements with counterparties that furnish collateral at least equal in value or market price to the amount of their repurchase obligations. The collateral may consist of any type of security in which the Fund is eligible to invest directly. Repurchase agreements involving obligations other than U.S. government securities may be subject to additional risks.

If the other party or “seller” defaults, the Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, the Fund could suffer additional losses if a court determines that the Fund’s interest in the collateral is not enforceable.

The Fund, together with other registered investment companies having advisory agreements with the Investment Adviser or any of its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

Downgraded Securities. After its purchase, a portfolio security may be assigned a lower rating or cease to be rated, which may affect the market value and liquidity of the security. If this occurs, the Fund may continue to hold the security if the Investment Adviser believes it is in the best interest of the Fund and its shareholders.

Custodial Receipts and Trust Certificates. The Fund may invest in custodial receipts and trust certificates representing interests in securities held by a custodian or trustee. The securities so held may include U.S. Government Securities or other types of securities in which the Fund may invest. The custodial receipts or trust certificates may evidence ownership of future interest payments, principal payments or both on the underlying securities, or, in some cases, the payment obligation of a third party that has entered into an interest rate swap or other arrangement with the custodian or trustee. For certain securities laws purposes, custodial receipts and trust certificates may not be considered obligations of the U.S. government or other issuer of the securities held by the custodian or trustee. If for tax purposes the Fund is not considered to be the owner of the underlying securities held in the custodial or trust account, the Fund may suffer adverse tax consequences. As a holder of custodial receipts and trust certificates, the Fund will bear its proportionate share of the fees and expenses charged to the custodial account or trust. The Fund may also invest in separately issued interests in custodial receipts and trust certificates.

Inverse Floating Rate Securities. The Fund may invest in inverse floating rate debt securities (“inverse floaters”). The interest rate on inverse floaters resets in the opposite direction from the market rate of interest to which an inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of leverage of an inverse floater, the greater the volatility of its market value.

When-Issued Securities and Forward Commitments. The Fund may purchase when-issued securities and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. When-issued securities are securities that have been authorized, but not yet issued. When-issued securities are purchased in order to secure what is considered to be an advantageous price or yield to the Fund at the time of entering into the transaction. A forward commitment involves entering into a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although the Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, the Fund may dispose of when-issued securities or forward commitments prior to settlement if the Investment Adviser deems it appropriate. When purchasing a security on a when-issued basis or entering into a forward commitment, the Fund must identify on its books liquid assets, or engage in other appropriate measures, to “cover” its obligations.

EXHIBIT C

SHAREHOLDER GUIDE

For the purpose of this section, “the Fund” refers to the Acquiring Fund. The following section will provide you with answers to some of the most frequently asked questions regarding buying and selling the Fund’s shares.

BUYING AND SELLING SHARES

Shares of the Fund may be acquired or redeemed directly from the Fund at NAV only in Creation Units or multiples thereof, as discussed in the Creations and Redemptions section of the Prospectus. Only an Authorized Participant (as defined in the Creations and Redemptions section below) may engage in creation or redemption transactions directly with the Fund. Once created, Shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit.

Shares of the Fund are expected to be listed for trading on a national securities exchange during the trading day. Shares can be bought and sold throughout the trading day at market price like shares of other publicly traded companies. However, there can be no guarantee that an active trading market will develop or be maintained, or that the Fund Shares listing will continue or remain unchanged. The Trust does not impose any minimum investment for Shares of the Fund purchased on an exchange. Buying or selling the Fund’s Shares involves certain costs that apply to all securities transactions. When buying or selling Shares of the Fund through a financial intermediary, you may incur a brokerage commission or other charges determined by your financial intermediary. Due to these brokerage costs, if any, frequent trading may detract significantly from investment returns. In addition, you may also incur the cost of the spread (the difference between the bid price and the ask price). The commission is frequently a fixed amount and may be a significant cost for investors seeking to buy or sell small amounts of Shares. The spread varies over time for Shares of the Fund based on its trading volume and market liquidity, and is generally less if the Fund has more trading volume and market liquidity and more if the Fund has less trading volume and market liquidity.

The Fund’s primary listing exchange is NYSE Arca. NYSE Arca is open for trading Monday through Friday and is closed on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

A “business day” with respect to the Fund is each day the New York Stock Exchange, NYSE Arca and the Trust are open and includes any day that the Fund is required to be open under Section 22(e) of the Investment Company Act. Orders from Authorized Participants to create or redeem Creation Units will only be accepted on a business day. On days when NYSE Arca closes earlier than normal, the Fund may require orders to create or redeem Creation Units to be placed earlier in the day. See the Statement of Additional Information for more information.

The Trust’s Board of Trustees has not adopted a policy of monitoring for frequent purchases and redemptions of Fund Shares (“frequent trading”) that appear to attempt to take advantage of potential arbitrage opportunities presented by a lag between a change in the value of the Fund’s portfolio securities after the close of the primary markets for the Fund’s portfolio securities and the reflection of that change in the Fund’s NAV (“market timing”). The Trust believes this is appropriate because ETFs, such as the Fund, are intended to be attractive to arbitrageurs, as trading activity is critical to ensuring that the market price of Fund Shares remains at or close to NAV. Since the Fund issues and redeems Creation Units at NAV plus applicable transaction fees, and the Fund’s Shares may be purchased and sold on NYSE Arca at prevailing market prices, the risks of frequent trading are limited.

Section 12(d)(1) of the Investment Company Act restricts investments by registered investment companies and companies relying on Sections 3(c)(1) or 3(c)(7) of the Investment Company Act in the securities of other investment companies. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions, including that such investment companies enter into an agreement with the Trust.

The Fund and the Distributor will have the sole right to accept orders to purchase Shares and reserve the right to reject any purchase order in whole or in part.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

GSAM and/or the Distributor (upon direction of the Fund) may make payments to broker-dealers, registered investment advisers or other financial intermediaries (each, a “Financial Intermediary”) related to activities that are designed to make registered representatives, other professionals and individual investors more knowledgeable about the Fund or for other activities, such as participation in marketing activities and presentations, educational training programs, the support or purchase of technology platforms/ software and/or reporting systems. GSAM and/or the Distributor (upon direction of the Fund) may also make payments to Financial Intermediaries for certain printing, publishing and mailing costs associated with the Fund or materials relating to exchange-traded funds in general and/or for the provision of analytical or other data to GSAM or its affiliates relating to the sales of Fund Shares. In addition, GSAM and/or the Distributor may make payments to Financial Intermediaries that make Fund Shares available to their clients or for otherwise promoting the Fund, including through provision of consultative services to GSAM or its affiliates relating to marketing of the Fund and/or sale of Fund Shares and other Goldman Sachs Funds. Such payments, which may be significant to the Financial Intermediary, are not made by the Fund. Rather, such payments are made by GSAM and/or the Distributor from their own resources, which may come directly or indirectly in part from management fees paid by the Fund. Payments of this type are sometimes referred to as marketing support or revenue-sharing payments. A Financial Intermediary may make decisions about which investment options it recommends or makes available, or the level of services provided, to its customers based on the marketing support payments it is eligible to receive. Therefore, such payments to a Financial Intermediary create conflicts of interest between the Financial Intermediary and its customers and may cause the Financial Intermediary to recommend the Fund over another investment. More information regarding these payments is contained in the Statement of Additional Information. A shareholder should contact his or her Financial Intermediary’s salesperson or other investment professional for more information regarding any such payments the Financial Intermediary firm may receive from GSAM and/or the Distributor.

NET ASSET VALUE

The Fund generally calculates its NAV as follows:

NAV =	(Value of Assets of the Fund) – (Liabilities of the Fund)
Number of Outstanding Shares of the Fund

The Fund’s NAV per share is generally calculated by the Fund’s provider of administrative services on each business day as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) or such other times as the New York Stock Exchange or NASDAQ market may officially close. The Fund’s investments for which market quotations are readily available are valued at market value on the basis of quotations provided by pricing sources. If accurate quotations are not readily available, if the Fund’s provider of administrative services is unable for other reasons to facilitate pricing of individual securities or calculate the Fund’s NAV, or if the Investment Adviser believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined in good faith under valuation procedures approved by the Board of Trustees. Thus, such pricing may be based on subjective judgments and it is possible that the prices resulting from such valuation procedures may differ materially from the value realized on a sale. Cases where there is no clear indication of the value of the Fund’s investments include, among others, situations where a security or other asset or liability does not have a price source or a price is unavailable.

Equity securities listed on an exchange are generally valued at the last available sale price on the exchange on which they are principally traded.

Fixed income securities are generally valued on the basis of prices (including evaluated prices) and quotations provided by pricing services or securities dealers. Pricing services may use matrix pricing or valuation models, which utilize certain inputs and assumptions, including, but not limited to, yield or price with respect to comparable fixed income securities, to determine current value. Pricing services generally value fixed income securities assuming orderly transactions of an institutional round lot size, but the Fund may hold or transact in such securities in smaller odd lot sizes. Odd lots may trade at lower prices than institutional round lots.

Investments in other open-end registered investment companies (if any), excluding investments in ETFs, are valued based on the NAV of those open-end registered investment companies (which may use fair value pricing as discussed in their prospectuses). Investments in ETFs will generally be valued at the last sale price or official closing price on the exchange on which they are principally traded.

In addition, the Investment Adviser, consistent with its procedures and applicable regulatory guidance, may (but need not) determine to make an adjustment to the previous closing prices of securities in light of significant events, to reflect what it believes to be the fair value of the securities at the time of determining the Fund’s NAV. Significant events that could affect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector; significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions or unscheduled market closings; equipment failures; natural or man-made disasters or acts of God; armed conflicts; governmental actions or other developments; as well as the same or similar events which may affect specific issuers or the securities markets even though not tied directly to the securities markets. Other significant events that could relate to a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; corporate announcements, including those relating to earnings, products and regulatory news; significant litigation; ratings downgrades; bankruptcies; and trading limits or suspensions.

Fair valuation involves the risk that the values used by the Fund to price its investments may be different from those used by other investment companies and investors to price the same investments.

Foreign securities may trade in their local markets on days the Fund is closed. As a result, if the Fund holds foreign securities, its NAV may be impacted on days when investors may not purchase or sell Fund Shares on the secondary market or purchase or redeem Creation Units through the Fund.

The Fund relies on various sources to calculate its NAV. The ability of the Fund’s provider of administrative services to calculate the NAV per share of the Fund is subject to operational risks associated with processing or human errors, systems or technology failures, cyber attacks and errors caused by third party service providers, data sources, or trading counterparties. Such failures may result in delays in the calculation of the Fund’s NAV and/or the inability to calculate NAV over extended time periods. The Fund may be unable to recover any losses associated with such failures. In addition, if the third party service providers and/or data sources upon which the Fund directly or indirectly relies to calculate its NAV or price individual securities are unavailable or otherwise unable to calculate the NAV correctly, it may be necessary for alternative procedures to be utilized to price the securities at the time of determining the Fund’s NAV.

BOOK ENTRY

DTC serves as securities depository for the Shares. (The Shares may be held only in book-entry form; stock certificates will not be issued.) DTC, or its nominee, is the record or registered owner of all outstanding Shares. Beneficial ownership of Shares will be shown on the records of DTC or its participants (described below). Beneficial owners of Shares are not entitled to have Shares registered in their names, will not receive or be entitled to receive physical delivery of certificates in definitive form and are not considered the registered holder thereof. Accordingly, to exercise any rights of a holder of Shares, each beneficial owner must rely on the procedures o£ (i) DTC; (ii) “DTC Participants,” i.e., securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC; and (iii) “Indirect Participants,” i.e., brokers, dealers, banks and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly, through which such beneficial owner holds its interests. The Trust understands that under existing industry practice, in the event the Trust requests any action of holders of Shares, or a beneficial owner desires to take any action that DTC, as the record owner of all outstanding Shares, is entitled to take, DTC would authorize the DTC Participants to take such action and that the DTC Participants would authorize the Indirect Participants and beneficial owners acting through such DTC Participants to take such action and would otherwise act upon the instructions of beneficial owners owning through them. As described above, the Trust recognizes DTC or its nominee as the owner of all Shares for all purposes.

CREATIONS AND REDEMPTIONS

Prior to trading in the secondary market, Shares of the Fund are “created” at NAV by market makers, large investors and institutions only in block-size Creation Units or multiples thereof. Each “creator” or “Authorized Participant” enters into an authorized participant agreement with the Fund’s Distributor.

A creation transaction, which is subject to acceptance by BNYM, as the Trust’s transfer agent, generally takes place when an Authorized Participant deposits into the Fund a designated portfolio of securities (including any portion of such securities for which cash may be substituted) and a specified amount of cash in exchange for a specified number of Creation Units.

Similarly, Shares can be redeemed only in Creation Units, generally for a designated portfolio of securities (including any portion of such securities for which cash may be substituted) held by the Fund and a specified amount of cash. Except when aggregated in Creation Units, Shares are not redeemable by the Fund.

The prices at which creations and redemptions occur are based on the next calculation of NAV after a creation or redemption order is received in an acceptable form under the authorized participant agreement.

Please note the following with respect to the price at which transactions are processed:

•

NAV per Share is generally calculated by the Fund’s fund accounting agent on each business day as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) or such other times as the New York Stock Exchange or NASDAQ market may officially close. Fund Shares will generally not be priced on any day the New York Stock Exchange is closed.

•

The Trust reserves the right to reprocess creation and redemption transactions that were processed at a NAV that is subsequently adjusted, and to recover amounts from (or distribute amounts to) Authorized Participants accordingly based on the official closing NAV, as adjusted.

•	The Trust reserves the right to advance the time by which creation and redemption orders must be received for same business day credit as otherwise permitted by the SEC.

•

Consistent with industry practice, investment transactions not settling on the same day are recorded and factored into the Fund’s NAV on the business day following trade date (T+1). The use of T+1 accounting generally does not, but may, result in a NAV that differs materially from the NAV that would result if all transactions were reflected on their trade dates.

Note: The time at which transactions and Shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange is stopped at a time other than its regularly scheduled closing time. In the event the New York Stock Exchange does not open for business, the Trust may, but is not required to, open the Fund for creation and redemption transactions if the Federal Reserve wire payment system is open. To learn whether the Fund is open for business during this situation, please call the appropriate phone number located on the back cover of the Prospectus.

Only an Authorized Participant may create or redeem Creation Units directly with the Fund.

In the event of a system failure or other interruption, including disruptions at market makers or Authorized Participants, orders to purchase or redeem Creation Units either may not be executed according to the Fund’s instructions or may not be executed at all, or the Fund may not be able to place or change orders.

To the extent the Fund engages in in-kind transactions, the Fund intends to comply with the U.S. federal securities laws in accepting securities for deposit and satisfying redemptions with redemption securities by, among other means, assuring that any securities accepted for deposit and any securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). Further, an Authorized Participant that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the Securities Act, will not be able to receive restricted securities eligible for resale under Rule 144A.

Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC Participant and has executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) and the applicable transaction fees is included in the Fund’s Statement of Additional Information.

EXHIBIT D

INTERESTS OF CERTAIN PERSONS

As of the date of this Proxy Statement/Prospectus, the Acquiring Fund was not operational and, therefore, had no shareholders. As of October 31, 2022, the following shareholders were shown in the Acquired Fund Trust’s records as owning more than 5% of a class of the Acquired Fund’s shares. Except as listed below, the Acquired Fund Trust does not know of any persons who own of record or beneficially 5% or more of any class of the Acquired Fund’s shares.

Class of Shares	Name/Address	Percentage of Shares
Class A	Pershing LLC, PO Box 2052, Jersey City, NJ 07303-2052	76.81%

Class A	GSAM Holdings LLC Seed Accounts, Attn: IMD-India-SAOS, Helios Business Park, 150 Outer Ring Road, Kadubeesanahalli, Bengaluru 560103 India	21.40%

Class C	Pershing LLC, PO Box 2052, Jersey City, NJ 07303-2052	83.50%

Class C	GSAM Holdings LLC Seed Accounts, Attn: IMD-India-SAOS, Helios Business Park, 150 Outer Ring Road, Kadubeesanahalli, Bengaluru 560103 India	16.50%

Institutional	GSAM Holdings LLC Seed Accounts, Attn: IMD-India-SAOS, Helios Business Park, 150 Outer Ring Road, Kadubeesanahalli, Bengaluru 560103 India	94.92%*

*

Entity owned more than 25% of the outstanding shares of the Acquired Fund. A shareholder owning of record or beneficially more than 25% of the Acquired Fund’s outstanding shares may be considered a control person and could have a more significant effect on matters presented at a shareholders’ meeting than votes of other shareholders.

As of September 30, 2022, the Trustees and Officers of the Acquired Fund Trust as a group owned less than 1% of the outstanding shares of beneficial interest of each class of the Acquired Fund.

D-1

DEFEQPROXY2023

PART B

STATEMENT OF ADDITIONAL INFORMATION

DATED NOVEMBER 8, 2022

FUND	PRINCIPAL U.S. LISTING EXCHANGE	TICKER SYMBOL
GOLDMAN SACHS DEFENSIVE EQUITY ETF	NYSE Arca, Inc.	GDEF

(A Portfolio of Goldman Sachs ETF Trust)

Goldman Sachs ETF Trust

200 West Street

New York, New York 10282

This Statement of Additional Information (the “SAI”) is not a prospectus. This SAI should be read in conjunction with the Proxy Statement/Prospectus, dated November 8, 2022, which relates to the Shares of the Goldman Sachs Defensive Equity ETF to be issued in exchange for the Class A, Class C and Institutional Shares of the Goldman Sachs Defensive Equity Fund. To obtain a copy of the Proxy Statement/Prospectus free of charge, please call 1-800-621-2550 or write to Goldman Sachs Funds, P.O. Box 06050, Chicago, IL 60606-6306.

GSAM® is a registered service mark of Goldman Sachs & Co. LLC.

The date of this SAI is November 8, 2022.

B-1

B-2

GOLDMAN SACHS ASSET MANAGEMENT, L.P.	ALPS DISTRIBUTORS, INC.
Investment Adviser	Distributor
200 West Street	1290 Broadway, Suite 1000
New York, New York 10282	Denver, Colorado 80203

THE BANK OF NEW YORK MELLON

Transfer Agent

240 Greenwich Street

New York, New York 10286

Toll-free (in U.S.) 1-800-621-2550 (for Shareholders/Authorized Participants) or 1-800-292-4726 (for Financial Advisors).

B-3

INTRODUCTION

This SAI is intended to supplement the information provided in the Proxy Statement/Prospectus dated November 8, 2022 (the “Proxy Statement/Prospectus”) relating to the solicitation of proxies by and on behalf of the Board of Trustees of the Goldman Sachs Trust (the “Acquired Fund Trust”) for use at the Acquired Fund Trust’s Special Meeting (the “Meeting”) to be held virtually on January 6, 2023, at 10:00 am (Eastern time), or any postponement or adjournment thereof, for the purposes set forth in the accompanying Notice of Special Meeting. Such meeting and any postponement or adjournment thereof is referred to as the “Meeting.”

At the Meeting, Shareholders of the Goldman Sachs Defensive Equity Fund (the “Acquired Fund”) will be asked to approve an Agreement and Plan of Reorganization (the “Plan”) relating to the reorganization of the Acquired Fund into Goldman Sachs Defensive Equity ETF (the “Acquiring Fund”), a newly organized shell series of Goldman Sachs ETF Trust (the “Acquiring Fund Trust”), as described more fully in the Plan (the “Reorganization”).

The Reorganization will be accomplished in accordance with the Plan. The Plan provides for the transfer of all of the assets and liabilities of the Acquired Fund to the Acquiring Fund in exchange for shares of the Acquiring Fund having an aggregate net asset value equal to the value of the assets of the Acquired Fund attributable to the Acquired Fund shares on such date, less: (i) the value of cash to be distributed to Acquired Fund Shareholders; (ii) the value of the Acquired Fund shares of Acquired Fund Shareholders whose Acquired Fund Shares are held through a fund direct IRA (“IRA Shareholders”), which shall be exchanged for Class A Shares of Goldman Sachs Financial Square Government Fund equal in value to the net asset value of such Acquired Fund shares; and (iii) the value of the liabilities of the Acquired Fund attributable to those Acquired Fund shares on the Closing Date. The Acquired Fund would then distribute to its shareholders the portion of the Acquiring Fund shares to which each such shareholder is entitled. Thereafter, the Acquired Fund would be liquidated.

Shares of the Acquiring Fund are not issued in fractional shares, so cash will be paid to some shareholders in lieu of fractional shares of the Acquiring Fund, which cash payment may be taxable. Different tax considerations apply to the IRA Shareholders exchanging their Acquired Fund Shares for Class A Shares of Goldman Sachs Financial Square Government Fund. If you do not hold your shares of the Acquired Fund through a brokerage account that can accept shares of the Acquiring Fund on the Closing Date of the Reorganization, you will not receive shares of the Acquiring Fund as part of the Reorganization. Instead, the shares of the Acquiring Fund will be held by a stock transfer agent, if applicable, until a brokerage account is identified or the account is converted to cash (subject to applicable federal or state laws concerning unclaimed property).

No sales charge, contingent deferred sales charge (“CDSC”), commission, redemption fee or other transactional fee will be charged as a result of the Reorganization, which is scheduled to occur on or about January 20, 2023, but may occur on such earlier or later date as the parties agree in writing (the “Closing Date”).

DOCUMENTS INCORPORATED BY REFERENCE

This SAI consists of these cover pages and the following documents, each of which was filed electronically with the Securities and Exchange Commission (the “SEC”) and is incorporated by reference herein.

1.	The Acquired Fund’s Annual Report for the fiscal year ended December 31, 2021 (File No. 811-05349) as filed with the SEC on March 8, 2022 (Accession No. 0001193125-22-068927).

2.	The Acquired Fund’s Semi-Annual Report for the fiscal period ended June 30, 2022 (File No. 811-05349) as filed with the SEC on August 26, 2022 (Accession No. 0001193125-22-230661).

3.

The Acquired Fund’s Statement of Additional Information, dated April 29, 2022 (File Nos. 33-17619 and 811-05349), as filed with the SEC on April 29, 2022 (Accession No.  0001193125-22-133381), and the following supplement dated June 23, 2022 (File Nos.  33-17619 and 811-05349), as filed with the SEC on June 24, 2022 (Accession No.  0001193125-22-180436).

B-4

4.	The Acquiring Fund’s Statement of Additional Information, dated October 1, 2022 (File Nos. 333-200933 and 811-23013), as filed with the SEC on September 30, 2022 (Accession No. 0001193125-22-255448).

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SUPPLEMENTAL FINANCIAL INFORMATION

A table showing the fees of the Acquired Fund and the Acquiring Fund, and the fees and expenses of the Acquiring Fund on a pro forma basis after giving effect to the Reorganization, is included in the “The Funds’ Fees and Expenses and Supplemental Financial Information – Fees and Expenses of the Funds” section of the Proxy Statement/Prospectus.

The Reorganization will not result in a material change to the Acquired Fund’s investment portfolio due to the investment restrictions of the Acquiring Fund. In particular, each security held by the Acquired Fund is eligible to be held by the Acquiring Fund. As a result, a schedule of investments of the Acquired Fund modified to show the effects of such change is not required and is not included. There are no material differences in accounting policies of the Acquired as compared to those of the Acquiring Fund.

The Acquiring Fund has been organized solely in connection with the Reorganization to acquire all of the assets and liabilities of the Acquired Fund and continue the business of the Acquired Fund. Therefore, after the Reorganization, the Acquired Fund will remain the “accounting survivor.” This means that the Acquiring Fund will continue to show the historical investment performance and returns of the Acquired Fund (even after conversion of the Acquired Fund).

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GOLDMAN SACHS TRUST 71 SOUTH WACKER DRIVE SUITE 1200 CHICAGO, IL 60606

To vote by Internet

1) Read the Proxy Statement/Prospectus and have the proxy card below at hand.

2) Go to website www.proxyvote.com or scan the QR Barcode above.

3) Follow the instructions provided on the website.

To vote by attending the Meeting
1) Read the Proxy Statement/Prospectus and have the proxy card below at hand. 2) Go to the Virtual Shareholder Meeting website at https://www.viewproxy.com/goldmansachs/broadridgevsm/ to vote.

To vote by Telephone
1) Read the Proxy Statement/Prospectus and have the proxy card below at hand. 2) Call 1-800-690-6903. 3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement/Prospectus. 2) Check the appropriate box on the proxy card below. 3) Sign and date the proxy card. 4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	D91265-TBD	KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED		DETACH AND RETURN THIS PORTION ONLY

		For	Against	Abstain
The Board of Trustees unanimously recommends you vote FOR the following proposal:		☐	☐	☐
1.

To approve an Agreement and Plan of Reorganization and Liquidation (the “Plan”) providing for the transfer of the assets of the Goldman Sachs Defensive Equity Fund (the “Acquired Fund”) to the Goldman Sachs Defensive Equity ETF (the “Acquiring Fund”), a series of the Goldman Sachs ETF Trust, in exchange for the assumption of the Acquired Fund’s liabilities by the Acquiring Fund and shares of the Acquiring Fund, followed by the complete liquidation of the Acquired Fund as described more fully in the Plan.

2.	To transact such other business as may properly come before the Meeting or any postponement or adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by an authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the

Special Meeting to be held on January 6, 2023:

The Proxy Statement/Prospectus is available online at

www.proxyvote.com.

D91266-TBD

GOLDMAN SACHS TRUST

THIS PROXY IS

SOLICITED ON BEHALF

OF THE BOARD OF

TRUSTEES

The undersigned shareholder of the Goldman Sachs Defensive Equity Fund hereby appoints Caroline Kraus, Secretary of the Trust, and Joseph F. DiMaria, Treasurer, Principal Financial Officer, and Principal Accounting Officer of the Trust, and each of them, the proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of the Goldman Sachs Defensive Equity Fund standing in the name of the undersigned at the close of business on November 4, 2022, at a Special Meeting to be held virtually on January 6, 2023, at the following website: https://www.viewproxy.com/goldmansachs/broadridgevsm/, and at any postponement or adjournment thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Proxy Statement/Prospectus for the Special Meeting.

THIS PROXY CARD WILL BE VOTED AS INSTRUCTED. IF THIS PROXY IS EXECUTED BUT NO INSTRUCTION IS GIVEN, THE PROXY CARD WILL BE VOTED “FOR” PROPOSAL 1. THE PROXIES ARE ALSO AUTHORIZED, IN THEIR DISCRETION, TO VOTE UPON SUCH MATTERS AS MAY COME BEFORE THE SPECIAL MEETING OR ANY POSTPONEMENTS OR ADJOURNMENTS.

PLEASE SIGN AND DATE

ON THE REVERSE SIDE